UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

MACK-CALI REALTY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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MACK-CALI REALTY CORPORATION
Harborside 3, 210 Hudson Street, Ste. 400
Jersey City, New Jersey 07311
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (referred to as the “Annual Meeting”) of Mack-Cali Realty Corporation, a Maryland corporation (referred to as the “Company,” “we,” “our” or “us”), to be held solely by remote communication, in a virtual-only format, on Wednesday, June 9, 2021 at 12:00 p.m., Eastern Time, for the following purposes:
1.
To elect eight persons to the Board of Directors of the Company (referred to as the “Board of Directors”), each to serve until the next annual meeting of stockholders and until their respective successors are elected and qualify.

2.
To consider and vote upon a proposal to amend and restate the Company’s 2013 Incentive Stock Plan.

3.
To consider and vote, on an advisory basis, for the adoption of a resolution approving the compensation of our named executive officers.

4.
To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2021.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe all of these matters in more detail. We urge you to read this information carefully.
This year, we are pleased to save costs and help protect the environment by using the “Notice and Access” method of delivering proxy materials. Instead of receiving paper copies of our proxy materials, many of you will receive a Notice of Internet Availability of Proxy Materials, which provides an Internet address where you may access electronic copies of the Proxy Statement and our 2020 Annual Report on Form 10-K and vote your shares. This website also has instructions for voting by phone and for requesting paper copies of the proxy materials, including the proxy card.
The Notice of Internet Availability of Proxy Materials and the related proxy materials were first released to stockholders and made available on the Internet on April 28, 2021.
We have again decided to hold the Annual Meeting virtually this year due to the public health impact of the coronavirus (COVID-19) outbreak and to support the health and well-being of our partners, employees, and stockholders. We believe that hosting a virtual meeting in the current environment will enable greater stockholder attendance and participation and improves our ability to communicate more effectively with our stockholders.
Any stockholder can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/cli2021. The webcast will start at 12:00 p.m., Eastern Time, on June 9, 2021. You will need the control number shown on your Notice of Internet Availability of Proxy Materials (or on your proxy card or voting instruction card if you receive printed proxy materials) to vote and submit questions during the meeting. If you are a stockholder and you do not have your control number, you will only be able to listen to the Annual Meeting.
The Board of Directors unanimously recommends a vote: FOR each of the Board of Directors’ eight nominees named in the attached Proxy Statement for election to the Board of Directors, FOR the proposal to amend and restate the Company’s 2013 Incentive Stock Plan, FOR the proposal to adopt, on an advisory basis, a resolution approving the compensation of our named executive officers, and FOR the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2021.
YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the virtual Annual Meeting, and regardless of the number of shares of stock of the Company that you own, it is important that your shares be represented and voted at the virtual Annual Meeting. Therefore, our Board of Directors urges you to vote your shares via the Internet (at www.proxyvote.com) or telephone.
On behalf of the Board of Directors, we thank you for your support and participation.
Sincerely,
Tammy K. Jones
Chair of the Board of Directors
If you have questions or need assistance voting your shares, please contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
Stockholders may call toll free: (877) 800-5182
Banks and Brokers may call collect: (212) 750-5833

MACK-CALI REALTY CORPORATION
Harborside 3, 210 Hudson Street, Ste. 400
Jersey City, New Jersey 07311

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 9, 2021

To Our Stockholders:
Notice is hereby given that the Annual Meeting of Stockholders (referred to as the “Annual Meeting”) of Mack-Cali Realty Corporation, a Maryland corporation (referred to as the “Company,” “we,” “our” or “us”), will be held solely by remote communication, in a virtual-only format, on Wednesday, June 9, 2021 at 12:00 p.m., Eastern Time, for the following purposes:
1.
To elect eight persons to the Board of Directors of the Company (referred to as the “Board of Directors”), each to serve until the next annual meeting of stockholders and until their respective successors are elected and qualify.

2.
To consider and vote upon a proposal to amend and restate the Company’s 2013 Incentive Stock Plan.

3.
To consider and vote, on an advisory basis, for the adoption of a resolution approving the compensation of our named executive officers, as such compensation is described under the “Compensation Discussion and Analysis” and “Executive Compensation” sections of the attached Proxy Statement.

4.
To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2021.

This year, we are pleased to save costs and help protect the environment by using the “Notice and Access” method of delivering proxy materials. Instead of receiving paper copies of our proxy materials, many of you will receive a Notice of Internet Availability of Proxy Materials, which provides an Internet address where you may access electronic copies of the Proxy Statement and our 2020 Annual Report on Form 10-K and vote your shares. This website also has instructions for voting by phone and for requesting paper copies of the proxy materials, including the proxy card.
We have again decided to hold the Annual Meeting virtually this year due to the public health impact of the coronavirus (COVID-19) outbreak and to support the health and well-being of our partners, employees, and stockholders. We believe that hosting a virtual meeting in the current environment will enable greater stockholder attendance and participation and improves our ability to communicate more effectively with our stockholders.
Any stockholder can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/cli2021. The webcast will start at 12:00 p.m., Eastern Time. You will need the control number shown on your Notice of Internet Availability of Proxy Materials (or on your proxy card or voting instruction card if you receive printed proxy materials) to vote and submit questions during the meeting. If you are a stockholder and you do not have your control number, you will only be able to listen to the Annual Meeting.

The Proxy Statement, which is incorporated herein by reference, includes information relating to these proposals. Additional purposes of the Annual Meeting are to receive reports of officers (without taking action thereon) and to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
All stockholders of record as of the close of business on April 16, 2021 are entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting is required for a quorum. You may vote electronically via the Internet or by telephone. The instructions on your Notice of Internet Availability of Proxy Materials (or on your proxy card or voting instruction card if you receive printed proxy materials) describe how to use these convenient services. If your shares are held in “street name” with a broker, bank or other nominee, you have a right to direct that nominee on how to vote the shares held in your account. You will need to contact your bank, broker or other nominee for your shares to determine whether you will be able to vote using one of these alternative methods.
The Board of Directors unanimously recommends a vote: FOR each of the Board of Directors’ eight nominees named in the Proxy Statement for election to the Board of Directors, FOR the proposal to amend and restate the Company’s 2013 Incentive Stock Plan, FOR the proposal to adopt, on an advisory basis, a resolution approving the compensation of our named executive officers, and FOR the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2021.
THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE VIRTUAL ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. YOU MAY VOTE BY TELEPHONE OR OVER THE INTERNET (AT WWW.PROXYVOTE.COM), OR BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IF YOU REQUESTED OR RECEIVED PRINTED PROXY MATERIALS. IF YOU ATTEND THE VIRTUAL ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE AT THE VIRTUAL ANNUAL MEETING.
By Order of the Board of Directors,
Gary T. Wagner
General Counsel and Secretary
April 28, 2021
Jersey City, New Jersey
If you have questions or need assistance voting your shares, please contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
Stockholders may call toll free: (877) 800-5182
Banks and Brokers may call collect: (212) 750-5833

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR OUR ANNUAL MEETING TO BE HELD ON JUNE 9, 2021.

Our Proxy Statement and 2020 Annual Report on Form 10-K for the year ended December 31, 2020 (“2020 Annual Report”) are available on our website at http://investors.mack-cali.com/sec-filings or www.proxyvote.com. On or about April 28, 2021, we will have sent to certain of our stockholders a Notice of Internet Availability of Proxy Materials, which includes instructions on how to access these materials and vote online. Stockholders who do not receive the Notice of Internet Availability of Proxy Materials will continue to receive either a paper or an electronic copy of our proxy materials, which will be sent on or about April 28, 2021.

i

ii

MACK-CALI REALTY CORPORATION
Harborside 3, 210 Hudson Street, Ste. 400
Jersey City, New Jersey 07311
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 9, 2021
INFORMATION ABOUT THE ANNUAL MEETING
General Information
This Proxy Statement is furnished to stockholders of Mack-Cali Realty Corporation, a Maryland corporation (the “Company”), in connection with the solicitation by the Board of Directors of the Company (the “Board of Directors”) of proxies in the accompanying form for use in voting at the Annual Meeting of Stockholders of the Company to be held solely by remote communication, in a virtual-only format on Wednesday, June 9, 2021 at 12:00 p.m., Eastern Time (the “Annual Meeting”), and any postponement or adjournment thereof.
Our Proxy Statement and 2020 Annual Report are available on our website at http://investors.mack-cali.com/sec-filings or www.proxyvote.com.
Purposes of the Annual Meeting
The purposes of the Annual Meeting are:
1.
To elect eight persons to the Board of Directors, each to serve until the next annual meeting of stockholders and until their respective successors are elected and qualify.

2.
To consider and vote upon a proposal to amend and restate the Company’s 2013 Incentive Stock Plan.

3.
To consider and vote, on an advisory basis, for the adoption of a resolution approving the compensation of our named executive officers, as such compensation is described under the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement.

4.
To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2021.

YOUR VOTE IS VERY IMPORTANT. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE BOARD OF DIRECTORS’ EIGHT DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT. THE BOARD OF DIRECTORS ALSO UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND AND RESTATE THE COMPANY’S 2013 INCENTIVE STOCK PLAN, “FOR” THE PROPOSAL TO ADOPT, ON AN ADVISORY BASIS, A RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021. YOU MAY VOTE VIA THE INTERNET (WWW.PROXYVOTE.COM) OR BY TELEPHONE.
Solicitation and Voting Procedures
Solicitation.   The Board of Directors is soliciting proxies for the Annual Meeting from our stockholders, and the Company will bear all attendant costs. These costs will include the expense of preparing materials for the Annual Meeting, mailing costs and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company’s common stock, par value $.01 per share (the “Common Stock”). The Company has retained Innisfree M&A Incorporated, 501 Madison Avenue, 20th floor, New York, New

York 10022 (“Innisfree”), to perform various proxy solicitation services in connection with the solicitation of proxies for the Annual Meeting. The Company will pay Innisfree a fee not to exceed $20,000, plus out-of-pocket expenses, for such services. Innisfree expects that approximately 10 of its employees will assist in the solicitation of proxies for the Annual Meeting. We may use several of our regular employees, who will not be separately compensated, to solicit proxies from our stockholders, either personally or via the Internet or by telephone, facsimile, mail or otherwise.
Electronic Availability of Proxy Materials.   To expedite delivery, reduce our costs and decrease the environmental impact of printing and mailing our proxy materials, we used “Notice and Access” in accordance with a Securities and Exchange Commission (“SEC”) rule that permits us to provide these materials to our stockholders over the Internet. On or about April 28, 2021, we sent a Notice of Internet Availability of Proxy Materials to certain of our stockholders containing instructions on how to access our proxy materials online. If you received a Notice of Internet Availability of Proxy Materials, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Notice of Internet Availability of Proxy Materials instructs you on how to access and review all of the important information contained in the proxy materials online and on how you may submit your proxy via the internet. If you received a Notice of Internet Availability of Proxy Materials and would like to receive a copy of our proxy materials, follow the instructions contained therein to request a paper or email copy on a one-time or ongoing basis.
Householding of Proxy Materials.   We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of our Notice of Internet Availability of Proxy Materials, and for those stockholders that received a paper copy of proxy materials in the mail, one copy of our 2020 Annual Report to stockholders and this Proxy Statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing costs, mailing costs and fees. If your household received a single set of proxy materials, but you would prefer to receive a separate copy of this Proxy Statement or our 2020 Annual Report, you may request prompt delivery of a copy of the 2020 Annual Report or Proxy Statement by contacting the Company at (732) 590-1010 or by writing to Gary T. Wagner, General Counsel and Secretary, Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311. Other beneficial owners holding shares in street name may be able to initiate householding if their holder of record has chosen to offer such service, by following the instructions provided by the record holder.
Voting.   Stockholders of record may vote their shares of Common Stock in the following manner:
•
by telephone, by dialing the toll-free telephone number indicated on your proxy card or Notice of Internet Availability of Proxy Materials, within the United States or Canada, and following the instructions; or

•
through the Internet, at www.proxyvote.com, as indicated on the proxy card or Notice of Internet Availability of Proxy Materials.

Stockholders voting by telephone or the Internet need not return the proxy card.
Revocability of Proxies.   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised in the same manner in which it was given or by taking any of the following actions:
•
by delivering to our corporate Secretary (at the address below) a written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;

•
by marking, signing and delivering a new proxy card relating to the same shares and bearing a later date than the original proxy card;

•
submitting another proxy via the Internet or by telephone (in which case your latest voting instructions will be followed); or

•
by attending the virtual Annual Meeting and voting (although attendance at the Annual Meeting, will not, by itself, revoke a proxy, unless you vote at the Annual Meeting).

Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to:
Mack-Cali Realty Corporation
Harborside 3, 210 Hudson Street, Ste. 400
Jersey City, New Jersey 07311
Attention: Gary T. Wagner, General Counsel and Secretary
If your shares are held in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so. Brokers will not be permitted to exercise discretionary authority if they do not receive a properly executed proxy card or voting instructions. See “Voting of Shares — Street Name Holders.”
Voting in Person at the Virtual Annual Meeting.   Submitting your proxy via the Internet or by telephone or mail will not affect your right to vote should you decide to attend and vote at the Annual Meeting. Stockholders who wish to attend and vote at the virtual Annual Meeting will be required to present verification of ownership of our Common Stock, such as a bank or brokerage firm account statement.
Record Date; Outstanding Shares.   The close of business on Friday, April 16, 2021 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Common Stock entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote for each of the eight nominees for director and one vote on all other matters. There are no cumulative voting rights. As of the Record Date, there were 90,730,601 shares of Common Stock issued and outstanding.
Quorum.   The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business at the meeting. The inspectors of election will determine the number of shares of Common Stock the holders of which are present, in person or by proxy, at the Annual Meeting, and report to the chair of the meeting, who will determine and announce whether a quorum is present.
Tabulation of Votes.   Stockholder votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting.
Voting of Shares — Record Holders.   Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions. If a properly executed and delivered proxy card does not provide instructions, then the shares represented by that proxy will be voted “FOR” the election of each of the Board of Directors’ eight nominees for director named below, “FOR” the proposal to amend and restate the Company’s 2013 Incentive Stock Plan, “FOR” the advisory approval of executive compensation, and “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
Voting of Shares — Street Name Holders.   If your shares are held in the name of a bank, broker or other nominee, you will receive a voting instruction form and directions from such nominee that you must follow in order to vote your shares. Directing the voting of your shares will not affect your right to vote online during the virtual Annual Meeting if you decide to attend the meeting; however, you must first follow the instructions from your bank, broker or other nominee to vote your shares held in street name at the meeting. Under New York Stock Exchange (“NYSE”) Rules, only the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors, as set forth in Proposal No. 4, is considered a “discretionary” item. This means that brokerage firms may vote in their discretion on Proposal No. 4 on behalf of beneficial owners who have not furnished a properly executed proxy card or delivered voting instructions to their broker at least ten days before the date of the Annual Meeting.
The election of directors, as set forth in Proposal No. 1, the amendment and restatement of the Company’s 2013 Incentive Stock Plan, as set forth in Proposal No. 2, and the advisory vote to approve executive compensation, as set forth in Proposal No. 3, are considered non-discretionary items. This means that brokerage firms that have not received a properly executed voting instruction form from their clients may not vote on behalf of their clients with respect to Proposals Nos. 1, 2, or 3 under any circumstances. These so called “broker non-votes” will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining a quorum, but will not be included in the total number of votes cast for the election of directors, the amendment and restatement of the Company’s 2013 Incentive Stock Plan, or the advisory vote for approval of executive compensation.
Votes Necessary for Approval of Proposals:
Proposal No. 1: Election of Directors.   A majority of the votes cast by the holders of shares of Common Stock is required for the election of a nominee as a director. Pursuant to our bylaws, a “majority of the votes cast” standard requires that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” such director nominee. Abstentions, failures to vote and broker non-votes are not considered votes cast and, therefore, will have no effect on the outcome of the election of directors.
Proposal No. 2: Amending the Company’s 2013 Incentive Stock Plan.   The affirmative vote of a majority of the votes cast by the holders of shares of our Common Stock is required to approve the amendment and restatement of the Company’s 2013 Incentive Stock Plan. Abstentions will be treated as a vote against this proposal. Broker non-votes are not considered votes cast and, therefore, will have no effect on the outcome of this proposal.
Proposal No. 3: Advisory Vote to Approve Executive Compensation.   The affirmative vote of a majority of the votes cast by the holders of shares of our Common Stock is required for the approval, on an advisory basis, of the compensation of the Company’s named executive officers. Abstentions, failures to vote and broker non-votes are not considered votes cast and, therefore, will have no effect on the outcome of this proposal.
Proposal No. 4: Ratification of the Appointment of Independent Auditors.   The affirmative vote of a majority of the votes cast by the holders of shares of our Common Stock is required for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors. Abstentions and failures to vote are not considered votes cast and, therefore, will have no effect on the outcome of this proposal. Because brokers are entitled to vote on Proposal No. 4 without specific instructions from beneficial owners, there will be no broker non-votes on this matter.
No Appraisal Rights.   Under Maryland law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this Proxy Statement.
If you have questions or need assistance voting your shares, please contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
Stockholders may call toll free: (877) 800-5182
Banks and Brokers may call collect: (212) 750-5833
Forward-Looking Statements
Statements made in this Proxy Statement may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue,” or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company is not able to predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure

Regarding Forward-Looking Statements” and “Risk Factors” in the 2020 Annual Report, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise, except as required under applicable law.
VOTING SECURITIES AND PRINCIPAL HOLDERS
Unless otherwise indicated, the following table sets forth information as of April 16, 2021 with respect to each person or group who is known by the Company, in reliance on Schedules 13D and 13G reporting beneficial ownership and filed with the SEC, to beneficially own more than 5% of the Company’s outstanding shares of Common Stock. Except as otherwise noted below, all shares of Common Stock are owned beneficially by the individual or group listed with sole voting and/or investment power.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%)(1)
BlackRock, Inc.(2)	15,654,125	17.3%
The Vanguard Group, Inc.(3)	12,764,221	14.1%
The Mack Group(4)	7,452,969	8.2%
Madison International Realty Holdings, LLC(5)	6,409,183	7.1%
FMR LLC(6)	5,039,510	5.6%

(1)
This percentage was calculated based on 90,730,601 shares of Common Stock issued and outstanding as of April 16, 2021. Unless otherwise noted, the total number of shares outstanding used in calculating this percentage does not include 11,006,104 shares reserved for issuance upon redemption or conversion of outstanding units of limited partnership interest (“Units”) in Mack-Cali Realty, L.P., a Delaware limited partnership (the “Operating Partnership”) through which the Company conducts its real estate activities (including 2,301,300 LTIP Units), or 2,945,224 shares reserved for issuance upon the exercise of stock options granted or reserved for possible grant to certain employees and directors of the Company, except in all cases where such Units or stock options are owned by the reporting person or group.

(2)
Address: 55 East 52nd Street, New York, NY 10022. Share information is furnished in reliance on the Schedule 13G dated January 25, 2021 of BlackRock, Inc. (“BlackRock”) filed with the SEC, which represents holdings as of December 31, 2020. Based upon information included in the Schedule 13G and other Forms 13F filed by BlackRock, the Company believes that such shares are held for investment advisory clients of BlackRock. This number represents (i) 15,452,228 shares beneficially owned by BlackRock for which it has sole voting power and (ii) 15,654,125 shares for which it has sole dispositive power.

(3)
Address: 100 Vanguard Blvd., Malvern, PA, 19355. Share information is furnished in reliance on the Schedule 13G/A dated February 10, 2021 of The Vanguard Group, Inc. (“Vanguard”) filed with the SEC, which represents holdings as of December 31, 2020. Based upon information included in the Schedule 13G/A and other Forms 13F filed by Vanguard, the Company believes that such shares are held for investment advisory clients of Vanguard. This number represents 12,764,221 shares beneficially owned by Vanguard, which includes (i) 273,502 shares for which Vanguard has shared voting power, (ii) 12,421,500 shares for which Vanguard has sole dispositive power, and (iii) 342,721 shares for which Vanguard has shared dispositive power.

(4)
Address: c/o the Mack Real Estate Group, 60 Columbus Cir., 20th Floor, New York, NY 10023. The Mack Group (which is not a legal entity) is composed of, among others, William L. Mack, the former Chairman of the Board of Directors, David S. Mack, a former director of the Company, Fredric Mack, Earle I. Mack, a former director of the Company, and their immediate family members and related trusts. Share information is furnished in reliance on the Schedule 13G/A dated February 16, 2021 of the Mack Group filed with the SEC, which represents holdings as of December 31, 2020. This number represents 7,452,969 shares for which the Mack Group has shared dispositive and voting power, and includes 7,271,838 common Units, redeemable for shares of Common Stock on a one-for-one basis (each such unit being a “Reported Share”). Furthermore, William L. Mack, a member of the Mack Group, is a trustee of the William and Phyllis Mack Foundation, Inc., a charitable foundation that owns 100,000 Reported Shares. Earle I. Mack, a member of the Mack Group, is a trustee of the Earle I. Mack Foundation, Inc., a charitable foundation that owns 30,000 Reported Shares. Richard Mack, a member of the Mack Group, is trustee of The Mack 2010 Family Trust II, a trust that owns 330,097 Reported Shares. David S. Mack, a member of the Mack Group, is a trustee of The David and Sondra Mack Foundation, a charitable foundation that owns

225,000 Reported Shares. Stephen Mack, a member of the Mack Group, is a trustee of The Stephen Mack and Kelly Mack Family Foundation, a charitable foundation that owns 5,000 Reported Shares. Each of William L. Mack, Earle I. Mack, Richard Mack, David S. Mack and Stephen Mack, pursuant to Rule 13d-4 under the Exchange Act, has specifically disclaimed beneficial ownership of any Reported Shares owned by such foundations.
(5)
Address: 410 Park Avenue, 10th Floor, New York, NY 10022. Share information is furnished in reliance on the Schedule 13D dated November 17, 2020 of Madison International Realty Holdings, LLC (“MIRH”), Madison International Realty Partners GP, LLC (the “Madison GP”) and Madison International Realty Partners, LP (“MIRP”). The Schedule 13D was filed pursuant to a joint filing agreement, dated November 17, 2020 by and between MIRELF VI REIT Investments, MIRELF VI REIT, MIRELF VI, Holdings VI, MIR VI, MIRELF VII REIT, MIRELF VII, Holdings VII, MIR VII, MIRP, MIRP GP, MIGAR, MIRH and Ronald M. Dickerman. This number represents 6,409,183 shares beneficially owned by each of MIRH, Madison GP and MIPR, which includes 6,409,183 shares for which each of MIRH, Madison GP and MIPR has shared voting power.

(6)
Address: 245 Summer Street, Boston, MA 02210. Share information is furnished in reliance on the Schedule 13G dated February 8, 2021 of FMR LLC (“FMR”) and Abigail P. Johnson, which represents holdings as of December 31, 2020. This number represents 5,039,510 shares beneficially owned by FMR and Ms. Johnson, including (i) 3,028,894 shares for which FMR has sole voting power, (ii) 5,039,510 shares for which FMR has sole dispositive power, and (iii) 5,039,510 shares for which Ms. Johnson has sole voting and dispositive power.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Board of Directors Nominees
The Board of Directors presently consists of the following nine members: Alan R. Batkin, Michael Berman, Frederic Cumenal, MaryAnne Gilmartin, Tammy K. Jones, A. Akiva Katz, Nori Gerardo Lietz, Mahbod Nia and Howard S. Stern. At the Annual Meeting, the terms of all of the current members of the Board of Directors will expire. Mr. Berman and Ms. Gilmartin have each informed the Board of Directors that they have decided not to stand for re-election and will each retire as a director upon the conclusion of their current term at the Annual Meeting.
In April 2021, the Board of Directors, acting upon the unanimous recommendation of its Nominating and Corporate Governance Committee, nominated a full slate of eight candidates for election as directors at the Annual Meeting and resolved, following a recommendation from the Nominating and Corporate Governance Committee, to decrease the size of the Board of Directors, from nine directors to eight directors effective at the commencement of the Annual Meeting. The eight director nominees for election to the Board of Directors at the Annual Meeting are as follows: Alan R. Batkin, Frederic Cumenal, Tammy K. Jones, A. Akiva Katz, Nori Gerardo Lietz, Mahbod Nia, and Howard S. Stern, who are all currently members of the Board of Directors, and Victor B. MacFarlane, who is our new director nominee. All of the foregoing director nominees, other than Mr. Nia, have been determined, by the Board of Directors, to be independent directors within the meaning of such NYSE independence standards in terms of independence from management.
The directors who are elected at the Annual Meeting will serve until the annual meeting of stockholders to be held in 2022 and until such directors’ respective successors are elected and qualify or until any such director’s earlier resignation or removal. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the eight nominees named below. In the event any of the Board of Directors’ nominees is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for the remaining nominees named in this Proxy Statement and for any substitute nominee designated by the Board of Directors to fill such vacancy. It is not presently expected that any of the Board of Directors’ nominees named below will be unable or unwilling to serve as a director. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in their discretion. In such event, the specific nominees to be voted for will be determined by the proxy holders.
Set forth below are the names, ages, positions and Board committee membership of our director nominees as of the date of this Proxy Statement:

Nominee	Age	Position with Company	Committee Membership
			A	ECO	NCG	ESG	SR
Alan R. Batkin	76	Director	C
Frederic Cumenal	61	Director		C			M
Tammy K. Jones	55	Chair	M			M	M
A. Akiva Katz	43	Director		M	M		C
Nori Gerardo Lietz	64	Director			C	M
Mahbod Nia	45	Director				M	M
Howard S. Stern	59	Director	M		M	C
Victor B. MacFarlane	70	Director Nominee

C = Chair; M = Member
A = Audit Committee
ECO = Executive Compensation and Option Committee
NCG = Nominating and Corporate Governance Committee
ESG = Environmental, Social and Governance Committee
SR = Strategic Review Committee
TAMMY K. JONES, Chair of the Board
Age	55
Occupation	Co-Founder & Chief Executive Officer, Basis Investment Group
Experience	Tammy K. Jones is currently the Chair of our Board of Directors and formerly served as Lead Independent Director since June 2020. Ms. Jones also serves as a member of the Environmental, Social and Governance Committee, the Audit Committee and the Strategic Review Committee of the Board of Directors.
Ms. Jones is the Co-Founder & Chief Executive Officer of Basis Investment Group, a multi-strategy commercial real estate investment manager that deploys capital on behalf of some of the largest public pension plans, sovereigns and family offices in the country. She has over 25 years of commercial real estate experience investing and lending across the capital stack and all property types with a focus on multifamily and office.
Prior to joining Basis, Ms. Jones invested in and loaned on CRE assets on behalf of large pension funds and institutional investors including CWCapital (the U.S. debt investment platform owned by Caisse de dépôt, one of the largest pension fund managers in Quebec) from 2004 to 2009, serving as head of CW’s fixed and floating rate Capital Markets Lending Division and closing approximately $6B in transactions and GMACCM (one of the largest CRE lenders, owned by GM) between 1997 and 2004, where Ms. Jones was a Senior Vice President of GMACCM subsidiary (now Berkadia) (GMAC) and part of the leadership team responsible for creating GMAC’s Capital Markets lending division. Prior to her seven years with GMAC, she held various positions on the equity and asset management side of the business at Equitable Real Estate (largest pension fund advisor and investment management firm at the time).
Ms. Jones is currently an Independent Director of Crown Castle International Corp. (NYSE: CCI). In addition, Ms. Jones formerly served as an Independent Director for Monogram Residential Trust, Inc. (NYSE: MORE), which was acquired by an affiliate of Greystar Growth, an income fund, yielding a premium of 22% over the share price. Ms. Jones Chairs the Real Estate Executive Council, a trade organization dedicated to creating a pipeline of diversity in commercial real estate and is also a member of the Executive Leadership Council.
Ms. Jones was selected as one of Crain’s New York Business’ Notable Black Leaders and Executives of 2021, received the 2020 Cornell Baker Industry Leader Award, received the Council of Urban Professionals (CUP) 2019 Finance Catalyst Award and was recognized as one of The Network Journal’s 25 Most Influential Black Women in Business in 2017. Ms. Jones received a B.A. in Economics from Cornell University and an MBA with a concentration in Real Estate Finance from the J. Mack Robinson College of Business at Georgia State University.
Board Service	Mack-Cali Realty Corporation (June 2020 – Present); Crown Castle International Corp. (November 2020 – Present); Monogram Residential Trust, Inc. (2016 – 2017).
Skills & Qualifications	Ms. Jones’ qualifications to serve as a director include her unique blend of capital markets and commercial real estate expertise, her experience as a CEO of a commercial real estate investment manager and her experience on the board of directors at public REITs.
MAHBOD NIA, Chief Executive Officer and Director
Age	45
Occupation	Chief Executive Officer of Mack-Cali Realty Corporation
Experience	Mahbod Nia serves as the Chief Executive Officer of the Company. Most recently he served as Chief Executive Officer of NorthStar Realty Europe Corp (“NRE”), a NYSE listed REIT focused on European properties from 2015 to 2019. He also served as a member of NRE’s investment committee and board of directors from 2018 to 2019. From 2017 to 2019, Mr. Nia was also a Managing Director at Colony Capital Inc. (formerly Colony NorthStar) and member of the European Steering Committee.
Mr. Nia served as Managing Director, Head of European Investments of NorthStar Asset Management Group (“NSAM”) from 2014 to 2017, where he worked to establish the company’s European investment platform, rapidly growing it to $2.6bn in Assets Under Management across nine countries and five asset classes. This platform was spun-off in 2015 to create NRE, which was sold to AXA Investment Managers — Real Assets in September of 2019, realizing a 16% IRR for stockholders since its inception.
Prior to joining NSAM in 2014, he acted for PanCap Investment Partners, a European real estate investment and advisory firm. From 2007 to 2009, Mr. Nia was a Senior Executive Director at Goldman Sachs. Prior to 2007, he served in various positions at Citigroup Inc. (formerly Salomon Brothers). Mr. Nia has served on our Board of Directors since June 2020 and is a member of the Strategic Review Committee and the Environmental, Social and Governance

Committee.
He received a First Class Honours degree in Economics for Business from the University of Westminster (London, UK) and a Master’s degree in Economics & Finance from the University of Warwick (Warwick, UK).
Board Service	Mack-Cali Realty Corporation (June 2020 – Present); NorthStar Realty Europe Corp (2015 – 2019).
Skills & Qualifications	Mr. Nia’s qualifications to serve as a director and as Chief Executive Officer include his years of experience spanning real estate investment, debt and advisory, his intimate knowledge of the real estate investment management sector, his time as CEO of a publicly traded REIT, and his experience in successfully selling a publicly traded REIT.
ALAN R. BATKIN, Director
Age	76
Occupation	Retired
Experience	Alan R. Batkin served as the Chief Executive Officer and Chairman of the Board of Directors of Converse Associates, Inc., a strategic advisory firm, from 2013 until 2020. From 2007 until 2012, Mr. Batkin served as Vice Chairman of Eton Park Capital Management, L.P., a global multi-disciplinary investment firm. Previously, from 1990 until 2006, Mr. Batkin served as Vice Chairman of Kissinger Associates, Inc., a geopolitical consulting firm that advises multi-national companies.
Mr. Batkin has extensive public company board experience, as he served as Chairman of the Board of Directors of Pattern Energy Group Inc. from 2013 to 2020, a Board member of Omnicom Group Inc. from 2008 to 2020, and Lead Director of Cantel Medical Corp. since 2004. Mr. Batkin previously served on the Board of Directors of Hasbro, Inc., from 1992 until 2017. He has also served on our Board of Directors since June 2019 and is the Chair of the Audit Committee.
Mr. Batkin received a B.S. from the University of Rochester and an M.B.A. from New York University Graduate School of Business.
Board Service	Mack-Cali Realty Corporation (2019 – Present); Cantel Medical Corp. (2004 – Present); Pattern Energy Group Inc. (2013 – 2020); Omnicom Group Inc. (2008 – 2020); Hasbro, Inc. (1992 – 2017).
Skills & Qualifications	Mr. Batkin’s qualifications to serve as a director include his extensive leadership experience, broad business knowledge, and proven track record of success over nearly twenty-nine years of serving on various boards of directors.
FREDERIC CUMENAL, Director
Age	61
Occupation	Independent Director at Blue Nile, Inc.
Experience	Frederic Cumenal has served on the Board of Directors of Blue Nile, Inc., an online jewelry retailer, since 2017. Previously, Mr. Cumenal served as the Chief Executive Officer of Tiffany & Co. from 2015 to 2017, as President from 2013 to 2015, and as Executive President with responsibility for sales and global distribution from 2011 to 2013. Prior to his service at Tiffany, Mr. Cumenal served for fifteen years in senior leadership positions in LVMH Group’s wine and spirits businesses, including as President and Chief Executive Officer of Moët & Chandon, S.A. Previously, Mr. Cumenal served as Chief Executive Officer of Domaine Chandon and was Managing Director of Moët Hennessy Europe. Mr. Cumenal also served as Executive Vice President of Marketing, Strategy and Development at Ferruzi Group and was a Brand Manager at Procter & Gamble, France S.A.S.
Mr. Cumenal has significant public company board experience, having previously served on the Board of Directors of Constellation Brands, Inc. from 2016 to 2017. Mr. Cumenal also served on the Board of Directors of Tiffany & Co. from 2013 until 2017. Mr. Cumenal has served on our Board of Directors since June 2019, is the Chair of the Executive Compensation and Option Committee and a member of the Strategic Review Committee.
Mr. Cumenal is a graduate of Institut d’Études Politiques and holds an M.B.A. from Ecole Superieure des Sciences Economiques et Commerciales.
Board Service	Mack-Cali Realty Corporation (2019 – Present); Constellation Brands, Inc. (2016 – 2017); Tiffany & Co. (2013 – 2017).
Skills & Qualifications	Mr. Cumenal’s qualifications to serve as a director include his deep knowledge of international business and brand management along with his operational knowledge and leadership experience stemming from running major companies along with his public company board experience.
A. AKIVA KATZ, Director
Age	43
Occupation	Co-Founder and Managing Partner, Bow Street LLC
Experience	A. Akiva Katz is Co-Founder and a Managing Partner at Bow Street LLC. He also serves as a manager of TransAtlantis Funding LLC. Prior to founding Bow Street, Mr. Katz served as a Managing Director at Brahman Capital Corp. from 2007 to 2011. Mr. Katz has served on our Board of Directors since June 2020, and serves as Chair of the Strategic Review Committee and is a member of each of the Nominating and Corporate Governance Committee and the Executive Compensation and Option Committee.
Mr. Katz received a B.A. in Philosophy and Economics from York University, and an M.B.A. from Harvard Business School.
Board Service	Mack-Cali Realty Corporation (June 2020 – Present).
Skills & Qualifications	Mr. Katz’s qualifications to serve as a director include his extensive knowledge of financial markets, experience investing in real estate and his broad investing experience derived from serving at major investment firms.

NORI GERARDO LIETZ, Director
Age	64
Occupation	Senior Lecturer of Business Administration, Harvard Business School
Experience	Nori Gerardo Lietz is a Senior Lecturer of Business Administration in the Finance and Entrepreneurial Management Units at Harvard Business School where she currently teaches Real Estate Private Equity and Venture Capital Private Equity.
Ms. Gerardo Lietz is the President of Areté Capital, a real estate advisory firm she founded in 2010. From 2007 to 2011, Ms. Gerardo Lietz was a Partner and Chief Strategist for Private Real Estate and a member of the Global Investment Committee at Partners Group Holding AG. Ms. Gerardo Lietz co-founded Pension Consulting Alliance, Inc. in 1988 and served as a Managing Director while developing its real estate investment management and advisory activities until 2007. In 1985, Ms. Gerardo Lietz co-founded Public Storage Institutional, Inc., an institutional money management firm deploying pension capital to acquire real estate assets, where she served as Senior Vice President until 1988. Ms. Gerardo Lietz practiced law in the corporate department of Paul Hastings LLP from 1982 to 1985.
Ms. Gerardo Lietz has served on our Board of Directors since June 2019 and serves as the Chair of the Nominating and Corporate Governance Committee and a member of the Environmental, Social and Governance Committee. Ms. Gerardo Lietz is a former member of the Pension Real Estate Association Board of Directors and the Real Estate Research Institute Board of Directors. Ms. Gerardo Lietz currently serves as a Director of Jaguar Capital S.A.S. Ms. Gerardo Lietz also serves on the Board of USA Water Polo, Inc., the national governing body of the sport of water polo.
Ms. Gerardo Lietz received an A.B. with honors from Stanford University in 1979 and a J.D. from the UCLA School of Law in 1982, where she was Chief Comment Editor of the UCLA Law Review.
Board Service	Mack-Cali Realty Corporation (2019 – Present).
Skills & Qualifications	Ms. Gerardo Lietz’s qualifications to serve as a director include her three decades of experience operating real estate practices with institutional investors and her intimate knowledge of the real estate investment management sector.
HOWARD S. STERN, Director
Age	59
Occupation	Founder and Principal, Stern & Associates, LLC
Experience	Howard S. Stern is the Founder and Principal of Stern & Associates, LLC, a full-service real estate advisory and consulting firm, which he founded in 2014. In addition to his real estate advisory practice, Mr. Stern is Principal and Co-Founder of DSHS Student Housing Investment Group, a real estate vehicle that focuses only on student housing. From 2010 to January 2014, Mr. Stern served as President and Director of Hudson Pacific Properties Inc. (“Hudson Pacific”), a California-based office REIT. In 2006, Mr. Stern co-founded Hudson

Capital, the predecessor company of Hudson Pacific, and in 2010, Hudson Capital went public and upon going public was renamed and formed Hudson Pacific. From 2000 to 2006, Mr. Stern served as Chief Investment Officer of Arden Realty, Inc. (“Arden Realty”), a twenty million square foot Southern California REIT that was sold to GE Capital in 2006. In this role, Mr. Stern was responsible for all facets of Arden Realty’s acquisition, disposition and structured finance activities. From 1996 to 1999, Mr. Stern served as Vice President of the Archon Group, a subsidiary of Goldman, Sachs & Co., where he was responsible for leading all western region mezzanine financing and real estate asset management activities. From 1991 to 1995, he served as Vice President and Manager of First Federal Republic Bank and from 1987 to 1991, he served as Senior Asset Manager and Asset Manager for Unity Savings and Gibraltar Savings. Mr. Stern has served on our Board of Directors since June 2020, is Chair of the Environmental, Social and Governance Committee and is a member of each of the Audit Committee and the Nominating and Corporate Governance Committee.
Mr. Stern holds a B.A. in Political Economy from the University of California, Berkeley and an M.B.A. from the University of Southern California.
Board Service	Mack-Cali Realty Corporation (June 2020 – Present); Hudson Pacific Properties Inc. (2010 – 2014).
Skills & Qualifications	Mr. Stern’s qualifications to serve as a director include his experience in the real estate advisory business, his extensive knowledge of the commercial aspects of the REIT sector and his entrepreneurial experience with the real estate industry.
VICTOR B. MACFARLANE, Director Nominee
Age	70
Occupation	Chairman and Chief Executive Officer of MacFarlane Partners
Experience	Victor B. MacFarlane is Chairman and Chief Executive Officer of MacFarlane Partners, a real estate investment management and development firm he founded in 1987 that acquires, develops and manages properties on behalf of institutional investors and its own account. He has primary responsibility for the firm’s investment management and development activities, chairs its investment committee and serves on its senior management committee.
Mr. MacFarlane has more than 40 years of real estate experience, during which he has worked extensively in property development, acquisitions, asset management and portfolio management on behalf of some of the world’s largest pension plans and institutions. Under his leadership, MacFarlane Partners pioneered the urban investment concept among institutional real estate managers in the 1990s and today is an industry leader in urban/smart-growth development. Through its urban real estate program, the firm has invested in $13 billion in properties totaling eight million square feet of commercial space and 15,000 multifamily housing units in major markets nationwide.
Mr. MacFarlane began his real estate career in 1979 with Aetna Life &

Casualty Company, where he helped acquire and manage more than $1 billion in real estate assets. He later developed and managed, for his own account, an award-winning apartment community in Denver.
In 1996, Mr. MacFarlane sold the $2 billion core separate-account investment management business of MacFarlane Partners to GE Capital and then served for three years as Chief Executive Officer of GE Capital Investment Advisors. During that period, he also spearheaded initiatives in Asia, Mexico and Eastern Europe for GE Capital Real Estate, an affiliate with $20 billion in real estate assets worldwide.
At the end of his contractual commitment in April 1999, Mr. McFarlane resigned from GE Capital and began rebuilding MacFarlane Partners as an investment manager focusing on urban properties and other high-yielding investments that, at its peak, managed $20 billion in real estate assets, and as entrepreneurial firm that invested in properties promoting smart growth, urban revitalization and sustainability. The firm in recent years has refocused itself as a real estate operating and development company, while maintaining its urban investment management business.
Mr. MacFarlane is a past recipient of a Distinguished Business Leadership Award from the USC School of Architecture; a Lifetime Achievement Award and the 2008 Executive of the Year Award from the Greater Los Angeles African American Chamber of Commerce; the National Inner City Economic Leadership Award from the Initiative for a Competitive Inner City; the Trailblazer Achievement Award from the Global Diversity Summit, and a Distinguished Alumni Award from the Joseph M. Katz Graduate School of Business at the University of Pittsburgh. He also holds an honorary doctor of law degree from the University of the District of Columbia.
Mr. MacFarlane serves on the boards of directors of Site Centers Corp., Overland Tandberg and the Real Estate Executive Council; the advisory board of the Robert Toigo Foundation; and the board of advisors for the UCLA School of Law. He also is a member and former director of the Pension Real Estate Association; a member and former trustee of the Urban Land Institute; and a member of the Association of Foreign Investors in Real Estate, the International Council of Shopping Centers, and the World Presidents Organization.
Mr. MacFarlane received a B.A. in University Studies from the University of New Mexico, a J.D. from the UCLA School of Law and an M.B.A. from the University of Pittsburgh.
Board Service	Site Centers Corp. (2002 – Present).
Skills & Qualifications	Mr. MacFarlane will bring to our Board of Directors three decades of experience as a chief executive officer of a real estate investment and advisory firm and over 40 years of experience in the areas of real estate investment, corporate finance, portfolio management and risk management. His extensive managerial experience as well as his knowledge of the real estate and private capital industries will provide our Board of Directors with an expansive view on issues impacting the Company and our corporate strategy.

Vote Required and Board of Directors’ Recommendation
According to the Company’s bylaws, each director nominee in an uncontested election of directors must be elected by a majority of the votes cast (in other words, the number of votes cast “FOR” the nominee must exceed the number of votes cast “AGAINST” that nominee). Abstentions, failures to vote and broker non-votes are not considered votes cast and will have no effect on the outcome of the director elections. Under the Company’s bylaws and Corporate Governance Principles, if a director does not receive the requisite majority vote in an uncontested election, he or she will be required to promptly tender his or her resignation for consideration by the Nominating and Corporate Governance Committee of the Board of Directors. See “Policies Relating to the Election of Directors” below.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS
Beneficial Ownership
Set forth below is certain information as of April 16, 2021, including information with respect to the beneficial ownership of the Common Stock, for (i) the members of the Board of Directors, (ii) our director nominees for election at the Annual Meeting, (iii) the executive officers of the Company and (iv) the directors and executive officers of the Company as a group:
Name and Position	Age	First Elected	Term Expires	Number of Shares(1)(2)	Percent of Shares Outstanding (%)(3)	Percent of Shares Outstanding (calculated on a fully diluted basis) (%)(4)
Tammy K. Jones, Chair of the Board	55	2020	2021	5,886	*	*
MaryAnne Gilmartin	57	2019	2021	182,650(5)	*	*
Mahbod Nia, Chief Executive Officer and Director	45	2020	2021	5,886(6)	*	*
Marshall B. Tycher, Chairman of Roseland	66	—	—	672,630(7)	*	*
David J. Smetana, Chief Financial Officer	49	—	—	125,253(8)	*	*
Giovanni M. DeBari, Chief Accounting Officer	49	—	—	38,111(9)	*	*
Gary T. Wagner, General Counsel	60	—	—	149,086(10)	*	*
Ricardo Cardoso, Executive Vice President and Chief Investment Officer	48	—	—	505,656(11)	*	*
Alan R. Batkin, Director	76	2019	2021	12,155	*	*
Michael Berman, Director	63	2020	2021	5,886	*	*
Frederic Cumenal, Director	61	2019	2021	10,155	*	*
A. Akiva Katz, Director	43	2020	2021	3,553,934(12)	3.9%	3.4%
Nori Gerardo Lietz, Director	64	2019	2021	10,155	*	*
Howard S. Stern, Director	59	2020	2021	5,886	*	*
Victor B. MacFarlane, Director Nominee	70	—	—	*	*	*
All directors, executive officers and nominees as a group (15 individuals)				5,283,329(13)	5.7%	5.1%

*
Beneficial Ownership of less than 1.0% is omitted.

(1)
The limited partners of the Operating Partnership share with the Company, as general partner, in the net income or loss and any distributions of the Operating Partnership. Pursuant to the partnership agreement of the Operating Partnership, common units of limited partnership interest in the Operating Partnership (the “Common Units”) are redeemable into shares of Common Stock on a one-for-one basis. Outstanding Class B 2016 LTIP Units, Class D 2017 LTIP Units, Class E 2018 LTIP Units, Class F 2018 LTIP Units, Class G 2019 LTIP Units, Class H 2019 LTIP Units, Class I 2020 LTIP Units and Class J 2021-2022 LTIP Units (collectively, “LTIP Units”) of the Operating Partnership are convertible into Common Units on a one-for-one basis upon vesting. Class AO LTIP Units are convertible into Common Units based on the appreciation in value of the Common Stock from the grant date through the conversion date, but is assumed to be on a one-for-one basis in the table above. See “Employment Contracts; Potential Payments Upon Termination or Change in Control — DeMarco Separation Arrangements”.

(2)
Except as otherwise noted below, all shares of Common Stock, Common Units, LTIP Units (as converted into Common Units), vested options, Phantom Stock Units and all restricted Common Stock are owned beneficially by the individual listed with sole voting and/or investment power.

(3)
Assumes redemption or conversion of only the Units in the Operating Partnership beneficially owned by such owner into shares of Common Stock and the exercise of vested options and all restricted Common Stock held only by such owner.

(4)
Assumes redemption or conversion of all outstanding Units in the Operating Partnership into shares of Common Stock and the exercise of all vested options and all restricted Common Stock.

(5)
Includes 172,495 fully vested stock options not subject to stockholder approval. (See “Compensation Discussion and Analysis” and “Interim Chief Executive Officer Compensation Arrangements”.)

(6)
Includes 5,886 unvested shares of restricted Common Stock.

(7)
Includes 619,196 unvested LTIP Units.

(8)
Includes 119,453 unvested LTIP Units.

(9)
Includes 34,275 unvested LTIP Units.

(10)
Includes 128,071 unvested LTIP Units.

(11)
Includes 462,520 unvested LTIP Units.

(12)
3,553,934 shares of Common Stock may be deemed to be beneficially owned by Mr. Katz by virtue of being a Managing Partner of Bow Street LLC (“Bow Street”) and holding shares of Common Stock in personal accounts.

(13)
Includes all restricted Common Stock held by all fifteen executive officers, directors and nominees, together with 1,425,807 shares of Common Stock that may be issued upon the redemption of all of the executive officers’ and directors’ limited partnership interests in the Operating Partnership, including Common Units and LTIP Units. Also includes vested options to purchase 172,495 shares of Common Stock held by executive officers.

Biographical Information Concerning Directors
Biographical information concerning our directors is set forth above under the caption “Proposal No. 1 — Election of Directors.”
Biographical Information Concerning Executive Officers
Biographical information concerning our executive officers is set forth below.
Mahbod Nia serves as the Chief Executive Officer of the Company and is a member of the Board of Directors. Previously, Mr. Nia was Chief Executive Officer of NRE, a NYSE listed REIT focused on European properties from 2015 to 2019. He also served as a member of NRE’s investment committee and board of directors from 2018 to 2019. From 2017 to 2019, Mr. Nia was also a Managing Director at Colony Capital Inc. (formerly Colony NorthStar) and member of the European Steering Committee. Prior to NRE, Mr. Nia served as Managing Director, Head of European Investments at NorthStar Asset Management Group, where he established and rapidly grew the company’s European investment platform to $2.6 billion in assets under management across nine countries and five asset classes. He subsequently oversaw the platform’s spin-off to create NRE in 2015 as well as the sale of NRE in September 2019. Previously, Mr. Nia held roles at Goldman Sachs and Citigroup Inc. (formerly Salomon Brothers). He holds a First Class honors degree in Economics for Business from the University of Westminster and a master’s degree in Economics and Finance from Warwick Business School.
Marshall B. Tycher serves as Chairman of the Company’s Roseland Residential Trust (“Roseland”) subsidiary and previously served as President of Roseland from October 2012 to February 2016. Mr. Tycher co-founded Roseland in 1992 and served as its President until its acquisition by the Company in October 2012. Prior to co-founding Roseland, Mr. Tycher served in various capacities with Lincoln Property Company from 1979 to 1992, including as Texas operating partner from 1981 to 1987, and as head of Lincoln Northeast Residential, Inc. from 1987 to 1992. Mr. Tycher received a BSBA from the University of Denver, a Juris Doctorate from Southern Methodist University and is a member of the Texas State Bar.
David J. Smetana has served as Chief Financial Officer of the Company since February 2018. Mr. Smetana has over 21 years of real estate experience across a variety of roles. Most recently, he was a managing director and REIT securities analyst on Morgan Stanley Investment Management’s Global REIT Securities Team from 2001 to 2017. Previously, Mr. Smetana was a REIT investment banker at Morgan Stanley and was part of Morgan Stanley’s Real Estate Special Situations Fund from 1997 to 2001. Mr. Smetana received his Bachelor of Business Administration in Accounting from the University of Wisconsin-Madison and holds a CPA certificate in Virginia.

Giovanni M. DeBari was appointed Chief Accounting Officer of the Company in March 2019. Mr. DeBari has served as Senior Vice President, Corporate Controller of the Company since 2015, and previously served as Vice President, Corporate Controller and as Assistant Corporate Controller since joining the Company in 1996. Prior to joining the Company, Mr. DeBari worked as a senior auditor specializing in real estate at an international accounting and consulting firm. Mr. DeBari is a certified public accountant with a Bachelor of Science in Accounting from Rutgers Business School at Rutgers, The State University of New Jersey, and is a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants.
Gary T. Wagner has served as General Counsel and Secretary since May 2014 and as Vice President, Legal from November 2011 to May 2014. As General Counsel, Mr. Wagner manages the Company’s legal affairs, including corporate governance, supervising outside legal counsel, overseeing risk management, ensuring environmental and legal compliance and the preparation of required disclosure documents. Mr. Wagner previously worked at the Robert Martin Company from 1989 until its acquisition by the Company in 1997, and has worked for the Company since 1997 and has held positions as assistant general counsel, associate general counsel, and senior associate general counsel. Prior to working for the Robert Martin Company, Mr. Wagner was an associate in the real estate department of Parker Chapin Flattau & Klimpl in New York City. He started his career as an associate in the real estate department in the Philadelphia office of Blank Rome. Mr. Wagner received his Bachelor of Arts in Political Science and Economics from Queens College and his Juris Doctor, cum laude, from Temple University.
Ricardo Cardoso has served as Chief Investment Officer since September 2015 and has served in various capacities with the Company since 1997, most recently as Vice President of acquisitions. Prior to joining the Company, Mr. Cardoso worked at the Robert Martin Company from 1994 to 1997. As Chief Investment Officer, Mr. Cardoso is responsible for sourcing new real estate acquisitions and identifying opportunities within the Company’s portfolio for asset repositioning or disposition. Mr. Cardoso has a Bachelor of Business Administration in Finance from Iona College and is a member of NAIOP New Jersey and the real estate board of the March of Dimes, New Jersey chapter.
Certain Relationships and Related Transactions
Mack Agreement.   In connection with the Company’s combination with The Mack Company in December 1997, the Company entered into an agreement (the “Mack Agreement”) with members of the Mack Group. The “Mack Group” includes William L. Mack, the former Chairman of the Board of Directors, David S. Mack, a former director of the Company, Earle I. Mack, a former director of the Company, and Frederic Mack. Pursuant to the Mack Agreement, members of the Mack Group previously had the right to designate up to three members of the Board of Directors. On August 1, 2019, the Company and members of the Mack Group entered into an amendment to the Mack Agreement, pursuant to which the members of the Mack Group agreed, effective immediately, to terminate their rights to designate or nominate any members of the Board under the Mack Agreement.
Letter Agreement.   On June 10, 2020, the Company and Bow Street entered into a letter agreement (the “Letter Agreement”) pursuant to which, among other matters, (a) Michael Berman, Tammy K. Jones, A. Akiva Katz, Mahbod Nia and Howard S. Stern were appointed to the Board of Directors, (b) each of Michael Berman, Tammy K. Jones, A. Akiva Katz, Mahbod Nia, Howard S. Stern, Alan R. Batkin, Frederic Cumenal, MaryAnne Gilmartin and Nori Gerardo Lietz were nominated for election to the Board of Directors at the 2020 annual meeting of stockholders held on July 1, 2020 (the “2020 Annual Meeting”), and (c) certain former directors resigned from the Board of Directors. The Company filed the Letter Agreement as an exhibit to a Current Report on Form 8-K filed with the SEC on June 11, 2020. The description of the Letter Agreement herein is qualified in its entirety by the full text of the Letter Agreement.
Bow Street Reimbursement.   In September 2020, the Board of Directors approved a discretionary reimbursement of approximately $6.1 million in fees and expenses incurred by Bow Street in connection with its proxy solicitations in 2019 and 2020 that resulted in the election of Bow Street’s nominees as directors of the Company at its 2019 and 2020 annual meetings of stockholders. The Board of Directors determined that the reimbursement was appropriate in light of the benefit to the Company and its stockholders of the refreshment of the Board of Directors that resulted from the proxy contests. The Company reimbursed this amount to Bow Street in three substantially equal payments in November 2020, January 2021 and

April 2021. Bow Street is an affiliate of A. Akiva Katz, a director of the Company, who is a co-founder and managing partner of Bow Street.
MAG Partners Agreement.   As described in further detail below under “Compensation Discussion and Analysis” and “Interim Chief Executive Officer Compensation Arrangements” (which description is incorporated herein by reference), in connection with Ms. Gilmartin’s appointment as the interim Chief Executive Officer of the Company, the Company entered into certain agreements with MAG Partners 2.0 LLC (“MAG Partners”), an entity wholly owned by Ms. Gilmartin, pursuant to which, upon the terms and subject to the conditions contained therein, MAG Partners agreed to make Ms. Gilmartin’s services available to the Company to serve as its interim Chief Executive Officer. The Company filed its agreements with MAG Partners as exhibits to Current Reports on Form 8-K filed with the SEC on July 27, 2020 and January 22, 2021, respectively. The descriptions contained herein of such agreements are qualified in their entirety by the full text of such agreements.
Tax Protection Agreements.   Through February 2016, the Company could not dispose of or distribute certain of its properties which were originally contributed by certain unrelated common unitholders of the Operating Partnership, without the express written consent of such common unitholders except in a manner which would not result in recognition of any built-in-gain (which may result in an income tax liability) or which reimbursed the appropriate specific common unitholders for the tax consequences of the recognition of such built-in-gains (collectively, the “Property Lock-Ups”). The aforementioned restrictions did not apply in the event that the Company sold all of its properties or in connection with a sale transaction which the Board of Directors determined was reasonably necessary to satisfy a material monetary default on any unsecured debt, judgment or liability of the Company or to cure any material monetary default on any mortgage secured by a property. The Property Lock-Ups expired in February 2016.
Upon the expiration of the Property Lock-Ups, the Company is generally required to use commercially reasonable efforts to prevent any sale, transfer or other disposition of the subject properties from resulting in the recognition of built-in gain to the specific common unitholders, which include members of the Mack Group, the Robert Martin Group (which includes Robert F. Weinberg, a former director of the Company), and the Cali Group (which includes John R. Cali, a former director of the Company). As of December 31, 2020, 16 of the Company’s properties, as well as certain land and development projects, including properties classified as held for sale as of December 31, 2020, with an aggregate net book value of approximately $1.5 billion, are subject to these conditions.
Acquisitions and Other Transactions.   Certain directors, former directors and executive officers of the Company (or members of their immediate families or related trusts) and persons who hold more than 5% of the outstanding shares of Common Stock (or Units in the Operating Partnership) had direct or indirect interests in certain transactions involving the Company, the Operating Partnership or their affiliates in the last fiscal year, as follows:
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In 2020, Alan R. Batkin, Frederic Cumenal, Nori Gerardo Lietz and Mahbod Nia earned deemed stock dividends, calculated based upon the number of deferred stock units owned by each director as of the record date for each quarterly dividend earned in 2020 in the amounts of 89.742, 89.742, 89.742, and 3.205, respectively, pursuant to the Director’s Deferred Compensation Plan, whereby each non-employee director is entitled to defer all or a specified portion of the annual compensation to be paid to such director. See “Compensation of Directors — Directors’ Deferred Compensation Plan” below.

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The adult children of Marshall B. Tycher, Chairman of Roseland, own minority equity interests in Energy Technology Services, Inc., a vendor to the Company. Additionally, Mr. Tycher’s son-in-law is an employee of the vendor. The Company recognized $99,000 in expense for this vendor during the year ended December 31, 2020 and had no accounts payable to this vendor as of December 31, 2020.

Policies and Procedures.   The Company has a written policy with respect to the review, approval and ratification of related person transactions. This policy applies to any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness), or any series of similar transactions, arrangements or relationships, in which (i) the Company is a participant and (ii) any “related person” (defined as an employee, director, director nominee, an executive officer or someone who owns more than

5% of any class of the Company’s voting securities, or an immediate family member of any of the foregoing persons, with certain exceptions) has or will have a direct or indirect interest. Under the policy, the Company’s General Counsel will determine whether a transaction meets the definition of a related person transaction that will require review by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will review all related person transactions referred to them and, based on the relevant facts and circumstances, will decide whether or not to approve such transactions. Only those transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders will be approved. If the Company becomes aware of an existing related person transaction that was not approved under this policy, the matter will be referred to the Nominating and Corporate Governance Committee and it will evaluate all options available, including ratification, amendment or termination of the transaction.
The Company has determined that, under the policy, the following types of transactions will be deemed to be pre-approved: (i) employment of an executive officer if the related compensation is required to be reported in the Company’s proxy statement; (ii) employment of an executive officer if he or she is not an immediate family member of another executive officer or director of the Company, the related compensation would have been reported in the Company’s proxy statement if he or she was a “named executive officer” and the Company’s Executive Compensation and Option Committee (the “Compensation Committee”) approved (or recommended that the Board of Directors approve) such compensation; (iii) compensation paid to a director if the compensation is required to be reported in the Company’s proxy statement; (iv) any transaction where the related person’s interest arises solely from the ownership of the Common Stock and all holders of the Common Stock received the same benefit on a pro rata basis; (v) any transaction in which the rates or charges incurred are subject to governmental regulation; and (vi) any transaction involving bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.
Under the policy, the General Counsel’s determination of whether a transaction meets the definition of a related person transaction is based upon his assessment of the transaction under Item 404 of Regulation S-K without regard to the amounts involved. The Company’s policy provides that any related person transaction referred to the Nominating and Corporate Governance Committee for consideration is evaluated based on all of the relevant facts and circumstances available, including (if applicable) but not limited to: (i) the benefits to the Company; (ii) the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; (iii) the availability of other sources for comparable products or services; (iv) the terms of the transaction; and (v) the terms available to unrelated third parties or to employees generally.
The policy prohibits a director from participating in any review, consideration or approval of any related person transaction with respect to which the director or any of his or her immediate family members is the related person. The policy also provides that the only transactions that may be approved are those transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders.
Independence of the Board of Directors
The Board of Directors has adopted the NYSE’s standards for determining the independence of its members and believes that it interprets these requirements conservatively. In applying these standards, the Board of Directors considers commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others, in assessing the independence of directors, and must disclose any basis for determining that a relationship is not material. The Board of Directors has determined that seven of its current nine members are independent directors within the meaning of such NYSE independence standards in terms of independence from management (namely, Messrs. Batkin, Berman, Cumenal, Katz and Stern and Mses. Jones and Gerardo Lietz). In making this determination, the Board of Directors did not exclude from consideration as immaterial any relationship potentially compromising the independence of any of the above directors or director nominees.
Involvement in Certain Legal Proceedings
To the best of our knowledge during the past ten years, no director or officer of the Company has been involved in any of the following: (i) any bankruptcy petition filed by or against such person individually, or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (iv) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.
Adverse Proceedings
There exists no material proceeding to which any director or officer is a party adverse to the Company or has a material interest adverse to the Company.
Environmental, Social and Governance (“ESG”) Achievements and Initiatives
The Company is dedicated to responsible environmental, social and community stewardship as an essential part of our mission to build a successful business and to shape the communities we serve. In 2020, the Company made significant progress in enhancing its public disclosure with respect to ESG matters by adopting or supporting several key policies and formally endorsing key global sustainability initiatives, including the Ten Principles of the United Nations Global Compact, the UN Women Empowerment Principles and the Task Force on Climate-related Financial Disclosures (TCFD).
We have memorialized our stewardship and commitment to our ESG strategies and commitments with our 2020 Corporate Social Responsibility Report, which has been posted on our website at http://investors.mack-cali.com/corporate-governance/corporate-responsibility-report/default.aspx. The report outlines our proactive approach for addressing sustainable development, natural resource conservation, and cultural diversity and inclusion. To learn more about how we track and measure our success in this area, please visit our website at www.mack-cali.com.
Environmental
We continue to pursue a wide range of sustainability initiatives, aimed at reducing the carbon footprint of our portfolio while creating a diverse and safe offering for our tenants and residents. The Board of Directors believes that continued growth of stockholder value in a socially responsible manner is consistent with the Company’s overall strategy to continue to enhance the Company’s reputation as a property manager of choice and promotes an environmental strategy that supports “green” building initiatives.
In January 2020, the state of New Jersey published an Energy Master Plan (“EMP”) targeting an 80% reduction of greenhouse gas emissions and a 100% renewable energy target by 2050. The Company has acknowledged these targets and is committed to implementing environmentally sustainable best practices within its operations.

We have undertaken several green initiatives that not only conserve energy and reduce waste, but also offer our tenants cost-effective incentives to promote sustainability efforts throughout our portfolio, including the following:
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Energy and Energy Procurement.   The Company is committed to reducing its overall energy consumption while increasing the share of renewable energy over time. The Company is fully aligned with New Jersey’s EMP and targets 50% of energy to come from renewable sources by 2030, up from the current 21%.

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Green House Gas Emissions.   The Company seeks to reduce its greenhouse gas emissions by optimizing building operations, implementing energy management initiatives and deploying capital investment in appropriate low carbon opportunities.

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Initiatives to Save Energy and Limit Carbon Footprint.   The Company continuously monitors energy performance to identify potential energy efficiency opportunities, evaluating the economics and utilizing New Jersey’s incentive programs when pursuing investments into low carbon alternatives and other energy efficiency projects.

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Water.   The Company seeks to implement water management and recycling programs when possible, including installing low flow fixtures and low irrigation landscaping systems.

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Waste Management and Recycling.   We aim to reduce the amount of waste created and sent to landfill, while increasing the proportion being recycled. To this end, the Company requires all hazardous waste, including electronics and mercury-containing products, to be disposed of or recycled in line with the applicable environmental laws. No significant spills of oil, fuel, waste or chemicals were reported in 2020.

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Corporate Waste Management and Recycling Program.   Recycling facilities are located throughout our offices helping to reduce the amount of waste diverted to landfill. All Company departments are encouraged to opt for paperless options whenever available. The Company is also utilizing its electronic systems to significantly reduce monthly and annual mailings.

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Property Waste Management.   The Company provides its tenants and residents facilities to recycle and manage both non-hazardous and hazardous waste. The Company runs a variety of programs to assist with waste reduction throughout its portfolio, periodically collecting electronic equipment and other waste materials and organizing collections as part of the Roseland Gives Back Program (as discussed in further detail below).

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Environmental Performance.   As the metrics in the table below summarize, we made significant strides in 2020 in reducing direct and indirect greenhouse gas emissions, energy consumption and water withdrawal metrics across our portfolio of office and multifamily assets:

Year-On-Year (2019-2020) Decline in Overall Portfolio
Total Energy Use (kBTU)	-13.7%
Total Electricity Use (kBTU)	-14.9%
Scope 1 and Scope 2 Greenhouse Gas Emissions (mt CO2)	-14.2%
Water Withdrawn (m3)	-3.2%
Social
The Company strives to be a workplace that actively attracts, inspires and engages a talented and diverse workforce enabling them to flourish and feel welcome. We foster an inclusive work environment based on respect, empowerment and collaboration that aims to reflect the backgrounds of the customers and communities we serve. We have carefully built a workplace where diversity thrives, spanning race, gender, ethnicity, age, sexual orientation, physical ability and experience. The Company, as a diverse equal opportunities workplace and a signatory to the UN Women Empowerment Principles, promotes diversity at all levels including senior management and the Board of Directors. As of December 31, 2020, 42% of employees were female and 43% of employees were persons of color or other minority groups. Currently, four of the nine members (or 44%) of our Board of Directors are female and/or racially diverse. In addition, the Company has a robust diversity and inclusion initiative with the overall goal of creating opportunities for all people in the commercial real estate industry in the local communities in which it operates and within its own workforce.
Mack-Cali Women’s Leadership Network.   As part of our focus on increasing women representation in senior management, we established the Mack-Cali Women’s Leadership Network in January 2021. Its mission is to facilitate stronger interactions and organize activities that provide female employees with opportunities to share, learn, develop relationships, and gain new mentors. Network activities include a speaker series, a newsletter, networking events and service opportunities.
Employee Engagement.   The Company commenced gathering feedback through Engagement Surveys in 2020. Town hall meetings, with an opportunity for Q&A, are also hosted on a regular basis to keep all employees updated about the Company’s strategy. The Company also issues a quarterly newsletter to update employees on real estate projects, employee promotions and new hires, special personnel recognition, and corporate initiatives.
Employee Wellbeing and Benefits.   We seek to foster a workplace where our employees are treated fairly and are highly motivated to succeed by offering the following enrichment opportunities and benefits to our employees:
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A 401(k) plan with a history of annual discretionary Company employee match or profit sharing contributions;

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Tuition reimbursement for education costs for employees who have been with the Company for at least one year;

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Vacation, holidays, sick leave, bereavement leave, time off to vote, jury duty, witness duty, charity day;

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Paid time off (PTO) to obtain COVID-19 vaccinations;

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FMLA (Family and Medical Leave Act), NJFLA (New Jersey Family Leave Act), military leave, SAFE leave;

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Flex-time; and

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Charitable gift matching.

Philanthropic Support.   In addition, whether through time, effort or monetary donations, we are committed to nourishing the betterment of the communities we serve, and our employees play active roles in numerous charitable organizations. We aim to be responsible corporate citizens, and are committed to continuously giving back to the communities we work and live in.
Following the start of the COVID-19 pandemic, the Company donated $100,000 to the Jersey City Medical Center and provided complimentary hotel rooms at the Residence Inn in Weehawken, including parking and meals to frontline workers valued at more than $250,000.
In 2020, the Company maintained its tradition of supporting pediatric patients at the Jersey City Medical Center through their annual holiday toy drive. We also continued supporting a number of other local Hudson County organizations throughout our community, including:
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St. Lucy’s Shelter, which offers emergency housing and food to those in need;

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Hoboken Shelter, which provides meals, shelter, and social services for the homeless;

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WomenRising, an organization that helps women and their families in need of jobs, safety from domestic violence, freedom from homelessness and safe lives for children; and

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WE Project, a local food pantry that feeds approximately 200 local families per week.

The Company also promotes the philanthropic efforts of our employees by providing paid time off toward volunteerism, matching employee charitable contributions dollar for dollar and, in total, has contributed over $2.1 million of donations to charitable causes over the last three years.

Our Roseland Gives Back Program forms an integral part of the Company’s corporate responsibility program, bringing together its staff, residents, and vendors to strengthen their local communities and support those in need. Through this program, residents across our portfolio of 25 luxury rental properties can participate in Roseland-wide initiatives such as annual coat drives, food drives, and other charitable activities.
As part of the Company’s social responsibility efforts, a portion of the Company’s residential stock is assigned to those residents who would otherwise not be able to live within the Roseland communities. There were 129 units designated as affordable units in 2020, representing approximately 15% of the multifamily portfolio.
COVID-19 Response.   The Company is dedicated to preserving the health and safety of its employees, residents, and partners during these uncertain times. As the Company adapts the way it serves and interacts with its tenants, we adhere strictly to the CDC’s guidelines regarding COVID-19 to provide safe living and working conditions across our portfolio. We provide monthly COVID-19 testing to all our staff, and can help facilitate accessibility to testing for our tenants.
Governance Matters
We are dedicated to maintaining a high standard for corporate governance predicated on integrity, ethics, diversity and transparency. Our commitment to diversity is apparent by both our current Board of Directors and by our proposed slate of directors for election at the Annual Meeting, 4 of 8 (or 50%) of whom are female and/or racially diverse. Additionally, as part of our efforts to minimize environmental and social risks, we established an Environmental, Social and Governance Committee (the “ESG Committee”) in 2020 consisting of five directors to develop, review and provide the Board of Directors with advice and direction in setting general ESG strategy, in developing, implementing, and monitoring initiatives and policies and in overseeing communications with employees, investors and stakeholders with respect to ESG matters (including human rights, climate change and other issues). The ESG Committee oversees the Company’s management of ESG related risks and determines which ESG issues are of strategic significance to the Company. The ESG Committee meets regularly and all meetings held in 2020 were attended by more than 75% of the committee members.
Ethics & Compliance.   Our objective is to conduct business with integrity and in compliance with the letter and spirit of the law, while protecting human rights. The Code of Business Conduct and Ethics (“COBCE”) represents the Company’s key policy guide for daily operations, outlining expectations of employee and directors’ conduct relating to each other and towards the Company’s stakeholders.
Anti-Harassment.   The Company maintains distinct policies and complaint procedures for sexual harassment and harassment and discrimination based on protected classifications. These anti-harassment policies form an integral part of the COBCE. Anti-harassment training is an integral part of the Company’s training program provided to all employees, who are encouraged to report any breaches of the anti-harassment policies to the General Counsel or Human Resources Department.
Human Rights.   The Company’s Human Rights Policy comprises commitments of the Company towards respecting human rights across all operations and setting a positive example to the wider community and its stakeholders. The policy covers topics including forced and child labor, human trafficking and slavery, health and safety, discrimination and prejudice.
Grievance Mechanism.   The Company has a strict non-retaliation policy to encourage employees to raise issues and report concerns of misconduct.
Supply Chain.   It is important to us that our suppliers and partners operate ethically and share the Company’s ESG business principles. Our supply chain governance procedures introduced in 2020 and summarized in the Supplier Code of Conduct ensure our suppliers are aware of the standards and business practices we expect from them.
Stakeholder Engagement.   Our main stakeholder groups include stockholders, employees, tenants and residents, suppliers, industry associations, communities, NGO’s advocacy and activist groups, governmental organizations and regulating bodies, media and competitors. We engage with our stakeholders regularly and through multiple channels and take their feedback into account when assessing and preparing our corporate sustainability strategy.
Cybersecurity.   Internet security and protection against cyber threats remain a high priority for the Company. The Company is committed to respecting the privacy of employees, securing personal information and enabling the trust of all individuals whose personal information it handles. The Company’s cybersecurity program combines technology deployment and employee compliance and training. The Company also engages with a third-party provider to assess its defense mechanisms and also has an information security insurance policy in place. The Audit Committee of the Board of Directors (the “Audit Committee”) is responsible for overseeing internet security matters and is briefed on these matters by senior management at least annually. No internet security breaches were recorded in the last three years.
Board and Committee Governance.   Our Board of Directors remains committed to the highest standard for corporate governance. In 2018, in response to stockholder feedback solicited as part of our stockholder outreach efforts, we amended our bylaws to improve our corporate governance policies and procedures. Our amended and restated bylaws now generally allow stockholders to propose amendments to the bylaws for approval by the stockholders. Our bylaws also provide for majority voting in the election of directors, whereby each director nominee that is not elected by a majority of the votes cast in an uncontested election of directors is now required to tender his or her resignation for consideration by the Nominating and Corporate Governance Committee.
During 2020, the entire Board of Directors met twelve times and acted eight times by unanimous written consent. In 2020, no director attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors held during the period for which he or she served as a director and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served during the periods that he or she served. The Company does not have a formal policy regarding attendance by members of the Board of Directors at the annual meetings of stockholders, but the Company strongly encourages all members of the Board of Directors to attend its annual meetings and expects such attendance except in the event of exigent circumstances. All of the members of the Board of Directors at the time of the 2020 Annual Meeting were in attendance at the 2020 Annual Meeting of Stockholders.
Currently, the Company has separated the roles of Chief Executive Officer and Chair of the Board. The Company believes that at this time the separation of these roles permits the Chair of the Board to focus on oversight of the Company’s long-term corporate development goals while the Chief Executive Officer focuses on the strategic direction of the Company and oversees the day to day performance of the other executive officers in executing the Company’s business plan. During 2020, the non-management directors met in Executive Session seven times, which was generally presided over by the Lead Independent Director of the Company at the time.
Pursuant to authority vested in the Audit Committee and pursuant to its charter, the Audit Committee is responsible for overseeing the Company’s financial risk exposure and the Company’s risk assessment and risk management policies and procedures. The Audit Committee discharges its risk oversight responsibilities as part of its quarterly reviews of the Company’s quarterly and annual financial statements by discussing with management, the Company’s independent auditors and outside legal counsel the Company’s risk profile, its financial risk exposure and its risk mitigation policies and procedures. In addition, the Compensation Committee, in consultation with the independent compensation consultant to the Compensation Committee, conducts an annual risk assessment of the Company’s compensation programs as described under “Compensation Risk Assessment” in this Proxy Statement. The Company does not believe that the performance of these oversight functions by these committees has any effect on the leadership structure of the Board of Directors.
The Board of Directors has adopted equity ownership guidelines that require each non-employee director to own an aggregate amount of shares of Common Stock, units of limited partnership interest of Mack-Cali Realty, L.P. redeemable for shares of Common Stock or units under the Company’s Deferred Compensation Plan for Directors equal in value to five times the annual cash retainer paid to directors, currently $325,000. Such ownership level must be achieved by the three-year anniversary of the date the director was elected to the Board of Directors. All of our directors satisfy our equity ownership guidelines on the basis of being within the three year transition period from his or her initial appointment to the Board of Directors in 2019 or 2020.
In March 2012, the Board of Directors, on the recommendation of its Nominating and Corporate Governance Committee, adopted a retirement policy for directors. Pursuant to this policy, the Company’s Corporate Governance Principles provide that a director may neither stand nor be nominated for re-election to the Board of Directors after attaining the age of 80.
The Board of Directors proactively considers the overall size and composition of the Board of Directors and reviews and monitors management development and succession planning activities. The Chief Executive Officer regularly presents management’s perspective on business objectives and discusses their perspective on the Company’s deep pool of talented employees and succession planning for the Company.
The Board of Directors also has adopted a policy that provides that executive officers, employees, and directors may not acquire securities issued by the Company or any of its affiliates using borrowed funds, may not use margin in respect of securities issued by the Company or any of its affiliates, may not pledge securities issued by the Company or any of its affiliates as collateral, and may not engage in hedging or other transactions with respect to their ownership of securities issued by the Company or its affiliates, each of which the Board of Directors believes would be inconsistent with the purposes and intent of the stock ownership guidelines applicable to directors and the Chief Executive Officer.
In accordance with Rule 10A-3 of the Exchange Act, the Audit Committee provides for employees to contact the audit committee in writing or by telephone, on a confidential, anonymous basis, to submit concerns regarding questionable accounting or auditing matters, and the Audit Committee has policies and procedures, subject to the Company’s internal controls, for the retention, and treatment of complaints.
Meetings of Committees of the Board of Directors
The Board of Directors has five standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, the ESG Committee, and the Strategic Review Committee.
Audit Committee.   The Company has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of Alan R. Batkin, as Chair, Tammy K. Jones, Michael Berman and Howard S. Stern. The Audit Committee authorizes and approves the engagement of the Company’s independent registered public accountants, reviews with the Company’s independent registered public accountants the scope and results of the audit engagement, approves or establishes pre-approval policies for all professional audit and permissible non-audit services provided by the Company’s independent registered public accountants, considers the range of audit and non-audit fees, and reviews the adequacy of the Company’s internal control over financial reporting, disclosure controls and procedures and internal audit function. The Audit Committee also assists the Board of Directors in overseeing (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the quarterly evaluation of the performance of the internal audit functions performed by the Company’s internal auditors, (4) the Company’s independent registered public accounting firm’s qualifications and independence, and (5) the performance of the Company’s independent registered public accountants. The Board of Directors has determined that each of the members of the Audit Committee is an “independent” director within the meaning of the NYSE Independence Standards and Rule 10A-3 promulgated by the SEC under the Exchange Act and satisfies applicable financial literacy standards of the NYSE. The Board of Directors has also determined that Mr. Berman qualifies as an Audit Committee Financial Expert under applicable SEC rules. The Audit Committee met five times during 2020.
Compensation Committee.   The Compensation Committee consists of Frederic Cumenal, as Chair, Michael Berman and A. Akiva Katz. The Compensation Committee is responsible for implementing the Company’s compensation philosophies and objectives, establishing remuneration levels for executive officers of the Company and implementing the Company’s incentive programs, including the Company’s stock option and incentive plans. The Board of Directors has determined that each member of the Compensation Committee is an “independent” director within the meaning of the NYSE Independence Standards, Rule 10C-1 promulgated by the SEC under the Exchange Act, and is a “non-employee” director under

Rule 16b-3 under Section 16 of the Exchange Act. The Compensation Committee met nine times in 2020 and acted by unanimous written consent once.
Pursuant to its charter, the primary purposes of the Compensation Committee are (i) to assist the Board of Directors in discharging its responsibilities in respect of compensation of the Company’s executive officers; (ii) to discuss with the chief executive officer the compensation of other senior executives; (iii) to review and administer the Company’s compensation and benefit programs, and (iv) to produce an annual report on executive compensation for inclusion in the Company’s annual proxy statement or annual report that complies with the rules and regulations of the SEC. In addition, pursuant to its charter, the Compensation Committee is responsible for establishing and reviewing annual and long term corporate goals and objectives relevant to compensation of the Company’s executive officers in light of performance goals and objectives. The Compensation Committee has sole authority to determine and approve the compensation levels of the executive officers. The Compensation Committee has not delegated, and does not delegate, any of its responsibilities to any other person. The manner in which the Compensation Committee discharges its responsibilities is described under the heading “Compensation Discussion and Analysis” below.
Nominating and Corporate Governance Committee.   The Nominating and Corporate Governance Committee consists of Nori Gerardo Lietz, as Chair, A. Akiva Katz and Howard S. Stern. The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is an “independent” director within the meaning of the NYSE Independence Standards. The Nominating and Corporate Governance Committee met five times in 2020 and acted by unanimous written consent once.
The Nominating and Corporate Governance Committee identifies individuals qualified to become members of the Board of Directors and recommends to the Board of Directors the slate of directors to be nominated at the Annual Meeting. The Nominating and Corporate Governance Committee considers recommendations for nominees for directorships submitted by stockholders, provided that the Nominating and Corporate Governance Committee will not entertain stockholder nominations from stockholders who do not meet the eligibility criteria for submission of stockholder proposals under SEC Rule 14a-8 of Regulation 14A under the Exchange Act. Stockholders may submit written recommendations for nominees to the Board of Directors, together with appropriate biographical information and qualifications of such nominees, to the Company’s General Counsel following the same procedures as described in “Stockholder Communications” in this Proxy Statement. In order for the Nominating and Corporate Governance Committee to consider a nominee for directorship submitted by a stockholder, such recommendation must be received by the General Counsel by the time period set forth in the Company’s most recent proxy statement for the submission of stockholder proposals under SEC Rule 14a-8 of Regulation 14A under the Exchange Act. The General Counsel then delivers any such communications to the Chair of the Nominating and Corporate Governance Committee.
The Nominating and Corporate Governance Committee analyzes, on an annual basis, the skills and attributes of the members of the Board of Directors, and recommends to the Board of Directors appropriate individuals for nomination as members of the Board of Directors. Based on the Company’s strategic plan, the Nominating and Corporate Governance Committee has developed a skills matrix to assist it in considering the appropriate balance of experience, skills and attributes required of a director and to be represented on the Board of Directors as a whole. The skills matrix is periodically reviewed and updated by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee evaluates potential Board of Directors candidates against the skills matrix.
The skills matrix has two sections — a list of core criteria that every member of the Board of Directors should meet and a list of skills and attributes desired to be represented collectively on the Board of Directors. The skills matrix reflects the following core director criteria that should be satisfied by each director or nominee:
•
Service on no more than six other public company boards;

•
High integrity and ethical standards;

•
Standing and reputation in the individual’s field;

•
Risk oversight ability with respect to the particular skills of the individual director;

•
Understanding of and experience with complex public companies or like organizations; and

•
Ability to work collegially and collaboratively with other directors and management.

The skills matrix reflects the following skills and attributes desired to be represented collectively on the Board of Directors as a whole:
•
Independence under the Company’s Standards for Director Independence and NYSE listing requirements, subject to waiver based on the Nominating and Corporate Governance Committee’s business judgment;

•
Corporate governance expertise;

•
Financial expertise;

•
Commercial real estate industry expertise;

•
Diversity;

•
Legal expertise;

•
Capital markets expertise;

•
Political/land use/environmental policy expertise; and

•
Technology/business process expertise.

Although the Nominating and Corporate Governance Committee does not have a formal diversity policy, it endeavors to comprise the Board of Directors and its committees of members with a broad mix of professional and personal backgrounds. Thus, the Nominating and Corporate Governance Committee accords some weight to the individual professional background and experience of each director. Further, in considering nominations, the Nominating and Corporate Governance Committee takes into account how a candidate’s professional background would fit into the mix of experiences represented by the then-current Board of Directors. When evaluating a nominee’s overall qualifications, the Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily required of all prospective nominees. In addition to the aforementioned criteria, when evaluating a director for re-nomination to the Board of Directors, the Nominating and Corporate Governance Committee also considers the director’s history of attendance at board and committee meetings, the director’s preparation for and participation in such meetings, and the director’s tenure as a member of the Board of Directors.
Environmental, Social and Governance Committee.   The ESG Committee consists of Howard S. Stern, as Chair, and Tammy K. Jones, Nori Gerardo Lietz, Mahbod Nia and Michael Berman. The ESG Committee’s purpose is to develop, review and provide ongoing support for the Company’ strategy related to ESG matters, including environmental, health, safety, diversity and inclusion, governance, corporate social responsibility, employee relations, human rights, worker safety, natural resource scarcity and sustainability. The ESG Committee oversees the Company’s management of ESG related risks and determines which ESG issues are of strategic significance to the Company. The ESG Committee met three times in 2020.
Strategic Review Committee.   On June 12, 2020, the Board of Directors formed the Strategic Review Committee comprised of four directors. The Strategic Review Committee is responsible for reviewing the Company’s operations and strategy and assessing alternatives to increase stockholder value. The Strategic Review Committee currently consists of A. Akiva Katz, as Chair, Frederic Cumenal, Tammy K. Jones and Mahbod Nia and met nine times during 2020.
CEO Search Committee.   In August 2020, the Board of Directors also established a CEO Search Committee, an ad hoc committee to assist the Board of Directors in identifying and evaluating potential Chief Executive Officer candidates. The CEO Search Committee was disbanded in March 2021 upon the engagement of our new Chief Executive Officer, Mr. Nia, and at the time was composed of Tammy K. Jones, as Chair, A. Akiva Katz, and Frederic Cumenal.
Available Information
The Board of Directors has adopted written charters for the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, the ESG Committee and the Strategic

Review Committee. The Company makes available free of charge on or through its internet website items related to corporate governance matters, including, among other things, the Company’s Corporate Governance Principles, charters of the various committees of the Board of Directors, the 2020 Corporate Social Responsibility Report, and the Company’s Code of Business Conduct and Ethics applicable to all employees, officers and directors. The Company’s website is www.mack-cali.com. The Company intends to disclose on its website any amendments to or waivers from its Code of Business Conduct and Ethics as well as any amendments to its Corporate Governance Principles or the charters of the various committees of the Board of Directors. Any stockholder also may obtain copies of these documents, free of charge, by sending a request in writing to: Mack-Cali Realty Corporation, Investor Relations Department, Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311.
Stockholder Communications
Our Board of Directors casts a wide net for input to inform its decision making. As part of these efforts, the Board of Directors values input from stockholders, who both represent a broad range of views and have a financial interest in the strength of the Company. The Company thus maintains a variety of mechanisms to enable this input and facilitate written communications from our stockholders to the Board of Directors, its committees or its members. All stockholder communications must (i) be addressed to the General Counsel of the Company, Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311 or at the General Counsel’s internet e-mail address at generalcounsel@mack-cali.com; (ii) be in writing either in print or electronic format; (iii) be signed by the stockholder sending the communication; (iv) indicate whether the communication is intended for a specific director(s), the entire Board of Directors, or the Nominating and Corporate Governance Committee; (v) if the communication relates to a stockholder proposal or director nominee, identify the number of shares held by the stockholder, the length of time such shares have been held, and the stockholder’s intention to hold or dispose of such shares, provided that the Board of Directors and the Nominating and Corporate Governance Committee will not entertain stockholder proposals or stockholder nominations from stockholders who do not meet the eligibility and procedural criteria for submission of stockholder proposals under either SEC Rule 14a-8 of Regulation 14A under the Exchange Act or the advanced notice provisions of our bylaws; and (vi) if the communication relates to a director nominee being recommended by the stockholder, must include appropriate biographical information of the candidate. See “Submission of Stockholder Proposals.”
Upon receipt of a stockholder communication that is compliant with the requirements identified above, the General Counsel promptly delivers such communication to the appropriate board or committee member(s) identified by the stockholder as the intended recipient of such communication by forwarding the communication to either the Chair of the Board of Directors or the Chair of the Nominating and Corporate Governance Committee, as the case may be.
The General Counsel may, in his sole discretion and acting in good faith, provide copies of any such stockholder communication to any one or more directors and executive officers of the Company, except that in processing any stockholder communication addressed to non-management directors that expressly requests management not be provided with the communication, the General Counsel may not copy any member of management in forwarding such communication to non-management directors.
Ability to Amend Bylaws
On March 14, 2018, the Board of Directors adopted the Second Amended and Restated Bylaws of the Company, as further amended on April 30, 2018 and May 5, 2020, which amend the Company’s previous bylaws to generally allow a stockholder to propose amendments to the Company’s bylaws for approval by the stockholders at an annual or special meeting of the stockholders and to allow that a meeting of the stockholders may be held solely by means of remote communication, respectively. Amendments to the Company’s bylaws must be submitted in compliance with the Company’s policies and procedures for stockholder communications, and are subject to approval by the stockholders by the affirmative vote of a majority of all votes entitled to be cast by the stockholders on the matter. See “Stockholder Communications” and “Submission of Stockholder Proposals.”

Policies Relating to the Election of Directors
Elections to the Board of Directors are conducted in accordance with the Company’s charter, bylaws and the laws of the state of Maryland, which provide that directors are to be elected at a meeting of the Company’s stockholders by a majority of the votes cast in an uncontested election and by a plurality of votes cast in a contested election. Under the Company’s bylaws and Corporate Governance Principles, if in any uncontested election of directors a director nominee does not receive a majority of votes cast “for” his or her election, such director nominee must promptly tender his or her resignation for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will then promptly evaluate all relevant factors relating to the election results, including, but not limited to: (i) the underlying reasons why a majority of affirmative votes was not received (if ascertainable); (ii) the director’s background, experience and qualifications; (iii) the director’s length of service on the Board of Directors and contributions to the Company; and (iv) whether the director’s service on the Board of Directors is consistent with applicable regulatory requirements, listing standards, the Company’s Corporate Governance Principles and the corporate governance guidelines of independent voting advisory services such as Institutional Shareholder Services (“ISS”).
Subject to any applicable legal or regulatory requirements, the Nominating and Corporate Governance Committee will, within ninety days from the date of the stockholder vote, decide whether to accept the tender of resignation, reject the resignation or, if appropriate, conditionally reject the resignation and retain the director in office only if the underlying causes of the votes cast “against” the director can be promptly and completely cured. A full explanation of the Nominating and Corporate Governance Committee’s decision will be promptly publicly disclosed in a periodic or current report filed with the SEC. Any director who tenders his or her resignation pursuant to this principle and any non-independent director will not participate in the deliberations and decisions made hereunder. In addition, a director must tender his or her resignation for consideration by the Nominating and Corporate Governance Committee if such director’s principal occupation or business association changes substantially during his or her tenure as a director.
Report of the Audit Committee of the Board of Directors
The Audit Committee of the Board of Directors, on behalf of the Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the Company’s financial accounting and reporting process, selection of critical accounting policies, system of internal control, internal audit function, audit process for monitoring compliance with laws and regulations and the Company’s standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its charter.
The Company’s management has primary responsibility for preparing the Company’s financial statements and the Company’s financial reporting process, including its system of internal control over financial reporting. The Company’s independent registered public accountants, PricewaterhouseCoopers LLP, are responsible for expressing opinions on the conformity of the Company’s 2020 audited financial statements to accounting principles generally accepted in the United States of America and the effectiveness of the Company’s internal control over financial reporting as of December 31, 2020. The Audit Committee discussed with the Company’s independent registered public accountants the overall scope and plans for its audits. The Audit Committee met with the Company’s independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting.
In this context, the Audit Committee hereby reports as follows:
1.
The Audit Committee has reviewed and discussed the fiscal 2020 audited financial statements with the Company’s management, including the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements;

2.
The Audit Committee has discussed with the Company’s independent registered public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission (the “SEC”);
3.
The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the Audit Committee concerning independence, and has discussed with the Company’s independent registered public accountants the independent registered public accountants’ independence from management and the Company; and

4.
Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company’s 2020 Annual Report, for filing with the SEC.

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein. Each of the members of the Audit Committee is independent as defined under the standards of the NYSE and the SEC, and meets all other requirements of such exchange and of such rules of the SEC.
AUDIT COMMITTEE
Alan R. Batkin, Chairman
Michael Berman
Tammy K. Jones
Howard S. Stern

COMPENSATION DISCUSSION AND ANALYSIS
Our Company
One of the country’s leading Real Estate Investment Trusts (REITs), Mack-Cali Realty Corporation is an owner, manager and developer of premier office and luxury multifamily properties in select waterfront and transit-oriented markets throughout New Jersey. Mack-Cali is headquartered in Jersey City, New Jersey, and is the visionary behind the city’s flourishing waterfront, where the company is leading development, improvement and place-making initiatives for Harborside, a master-planned destination comprised of class A offices, luxury apartments, diverse retail and restaurants, and public spaces.
A fully-integrated and self-managed company, Mack-Cali has provided world-class management, leasing, and development services throughout New Jersey and the surrounding region for two decades. By regularly investing in its properties and innovative lifestyle amenity packages, Mack-Cali creates environments that empower tenants and residents to reimagine the way they work and live.
Our Named Executive Officers
Our “named executive officers” for 2020 include our former interim chief executive officer, MaryAnne Gilmartin, our chief financial officer, David J. Smetana, our next three most highly compensated executive officers as of the end of our 2020 fiscal year, Marshall B. Tycher, Ricardo Cardoso and Gary T. Wagner, our former chief executive officer, Michael DeMarco, and our former executive vice president of leasing, Nicholas Hilton.
2020 Business Highlights
During 2020, the Company continued its further progress toward its strategic objectives. Specifically, the Company executed on the following key accomplishments:
•
Completed the sale of 18 non-core office properties, two multi-family rental properties and three developable land properties in Maryland, New Jersey and New York for net sales proceeds of approximately $389.7 million;

•
Acquired the 80% equity interest of the Company’s equity partner in Port Imperial North Retail L.L.C., a ground floor retail space totaling 30,745 square feet located at Port Imperial, West New York, New Jersey for $13.3 million in cash, increasing the Company’s interest to 100 percent;

•
Commenced initial operations of a multi-family property located in Malden, Massachusetts and containing 326 apartment units; and

•
Continued the development of the Company’s core assets, with 6,197 operating residential units and hotel rooms, 1,616 residential units in construction, and 8,555 residential developable units along the waterfront at December 31, 2020.

In addition to the key accomplishments above, the Company’s 2020 transformation included key changes in the leadership on our Board of Directors pursuant to the June 2020 resignations of seven directors and appointment of five directors in connection with the Bow Street Letter Agreement described under “Certain Relationships and Related Transactions” in this Proxy Statement. As a result of these director changes, the former members of the Compensation Committee were replaced with the directors who currently constitute the Compensation Committee. Our reconstituted Compensation Committee continues to oversee our executive compensation programs and, in accordance with our pay-for-performance philosophy, will continue to analyze our compensation programs and practices going forward to adopt compensation arrangements that the Compensation Committee believes will not only retain and incentivize our executive officers, but will also provide an effective link between their incentives and our stockholders’ interests.
Stockholder Say-on-Pay Advisory Vote
In 2020, we sought a stockholder say-on-pay advisory vote regarding executive compensation, and approximately 91.7% of the votes cast (excluding abstentions) were in favor of our executive compensation. The Compensation Committee viewed this 91.7% stockholder approval as being strongly supportive of the Company’s general approach to executive compensation. The Compensation Committee believes its compensation actions in 2020 aligned the Company’s executive compensation plans with stockholder expectations. We currently intend to continue to seek an annual stockholder say-on-pay advisory vote regarding executive compensation, and to consider stockholder feedback on our compensation program when making future compensation decisions.
Executive Compensation Objectives
•
Attracting, motivating and retaining key talent;

•
Tying compensation to the achievement of key short- and long-term objectives, including the Company’s Core FFO per share, Adjusted FFO per share, specific strategic performance goals, and individual performance, in the case of the annual cash incentive program, and absolute and relative total shareholder return (“TSR”), in the case of the long-term incentive program; and

•
Aligning management’s interests with those of stockholders.

Factors Guiding Decisions
•
Performance against pre-established short- and long-term objectives;

•
Stockholder feedback;

•
General market pay and governance practices; and

•
Mitigating compensation risk.

2020 Compensation Program for Our Named Executive Officers (other than Ms. Gilmartin)
•
No increase in base salaries for 2020;

•
Total compensation opportunities targeted at levels that are generally comparable to target total compensation levels for similarly-situated executives of the Peer Group REITs (as defined below in the Compensation Discussion and Analysis under the heading “Process for Determining Compensation”);

•
Fifty percent (50%) of the annual cash incentive plan award based on pre-determined financial performance objectives, which align compensation with key annual financial metrics (e.g., Core FFO and Adjusted FFO), thirty percent (30%) based on certain non-financial strategic goals approved by the Compensation Committee, and the remaining twenty percent (20%) based on individual performance as determined by the Compensation Committee; and

•
One-hundred percent (100%) of target long-term equity incentive awards allocated to performance-based long-term incentive plan (“LTIP”) Units, granted under a multi-year, outperformance plan (the “2020 OPP”), under which the full awards will only be earned if, over the three-year performance period, the Company achieves a thirty-six percent (36%) absolute TSR and if the Company is at or above the 75th percentile of TSR versus a peer group comprised of office REITs, diversified REITs, and multi-family

REITs. Fifty percent (50%) of awards earned based on performance are subject to an additional two-year ratable service-vesting period.
The Compensation Committee believes that the Company’s overall executive compensation program incorporates many compensation elements that are considered best practices, including:
•
All of the Company’s equity compensation plans prohibit the repricing of underwater options and do not contain any evergreen features;

•
No current equity compensation agreements or awards for any executive officers provide for tax gross-up payments;

•
Executive perquisites are limited to vehicle allowances in de minimis amounts;

•
Our annual cash incentive program does not provide minimum or guaranteed bonus amounts (however, as described below under “Interim Chief Executive Officer Compensation Arrangements,” Ms. Gilmartin was entitled to certain sign-on and completion bonuses under her compensation arrangement);

•
All severance arrangements with the named executive officers pursuant to their respective employment or LTIP Unit award agreements, as applicable, provide reasonable severance benefits, and require a double-trigger for payouts of severance and acceleration of equity in the event of a change of control;

•
Employees, officers and directors are prohibited from engaging in any margin, hedging, or pledging activities in respect of the Company’s securities;

•
In April 2021, we adopted stock ownership guidelines for executives, including the named executive officers, that require them to acquire and hold Company shares valued at a multiple of base salary (5x salary for our CEO and 2x salary for EVPs). Until the required ownership level is achieved, executives must retain 50% of net-after-tax shares from the exercise of stock options or vesting of time-based or performance-based shares or LTIP units. Prior to April 2021, equity ownership guidelines applied to our CEO and required that he or she owns at least 250,000 equity securities of the Company within three years of being appointed; and

•
In April 2021, we adopted a clawback policy that enables the Board to require certain current and former executives to repay incentive compensation if there is a restatement of our financial results in certain circumstances.

Compensation Consultant
Role of the Compensation Consultant.   In 2020, the Compensation Committee retained FW Cook as its independent compensation consultant (the “Compensation Consultant”) to assist with structuring the Company’s various compensation programs and determining appropriate levels of salary, annual cash incentive plan and other compensatory awards payable to the Company’s executive officers and key employees. In 2020, FW Cook assisted on all relevant matters, including assisting with respect to: (i) assessing the Company’s and management’s performance relative to the Peer Group REITs; (ii) market ranges for salaries, annual cash incentive and long-term incentive compensation opportunities; (iii) compensation and governance practices relative to ISS and Glass Lewis policy guidelines; and (iv) structuring annual and long-term incentive compensation plans for management.
Determination of Compensation Consultant’s Objectivity.   The Compensation Committee recognizes that it is essential to receive objective advice from its outside compensation consultant. FW Cook was engaged by the Compensation Committee to act as an independent outside consultant to the Compensation Committee. The Compensation Committee closely examines the safeguards and steps that FW Cook takes to ensure that its executive compensation consulting services are objective. The Compensation Committee takes into consideration that:
•
The Compensation Committee hired and has the authority to terminate the engagement of its consultants for executive compensation related services;

•
The Compensation Consultant is engaged by and reports directly to the Compensation Committee for all executive compensation services; and

•
The Compensation Consultant has direct access to members of the Compensation Committee during and between meetings.

In 2020, FW Cook did not perform, directly or indirectly through an affiliate, any other services for the Company, other than services provided for the Compensation Committee. Based on a consideration of factors deemed relevant to the Compensation Committee regarding FW Cook, including without limitation the independence factors specified in Section 303A.05 of the NYSE Listed Company Manual, including the nature of the services provided, the amount of the compensation consultant’s fees, its policies and procedures to prevent conflicts of interest, its business or personal relationships with our directors and executive officers, and its stock ownership in us, the Compensation Committee concluded that FW Cook is independent and that the work that they perform for the Compensation Committee has not raised any conflict of interest.
Process for Determining Compensation
For its competitive analysis to assist the Compensation Committee in developing pay opportunities for 2020, FW Cook used a peer group consisting of the following fourteen office and diversified REITs: Brandywine Realty Trust, Columbia Property Trust, Corporate Office Properties Trust, Inc., Cousins Properties, Douglas Emmett, Inc., Empire State Realty Trust, Equity Commonwealth, Highwoods Properties, Inc., Hudson Pacific Properties, JBG SMITH Properties, Lexington Realty Trust, Paramount Group, Inc., Piedmont Office Realty Trust, and Washington REIT (collectively, the “Peer Group REITs”). The Compensation Committee used this analysis to evaluate the competitiveness of base salary, target annual cash incentives, equity awards and target total compensation opportunities for the named executive officers, including the assessment of individual components of compensation. The Compensation Committee did not target a specific percentile of the Peer Group REITs for any compensation determinations but used the compensation data from Peer Group REITs as a factor in determining the appropriateness of compensation amounts generally.
The Compensation Committee, with assistance from the Compensation Consultant, and based upon the recommendations of the Chief Executive Officer with respect to the other named executive officers, determines the appropriate combination of cash and equity-based compensation to pay to the Company’s executives and establishes performance metrics for annual cash incentive plan awards in consideration of its primary objectives with respect to executive compensation. In determining the appropriate amounts and mix of such compensation, the Compensation Committee considers the Compensation Consultant’s competitive analyses of the Company’s overall compensation arrangements. The Chief Executive Officer is responsible for the strategic direction and long-term planning for the Company and oversees the day to day performance of the other named executive officers. As such, the Compensation Committee believes that the input of the Chief Executive Officer is necessary information for it to evaluate the performance of the other named executive officers and make recommendations for their compensation packages. While the Compensation Committee considers the recommendations of the Chief Executive Officer with respect to his or her own compensation, the Chief Executive Officer does not participate in the Compensation Committee’s determination of his or her own compensation and the Compensation Committee’s determinations with respect to the Chief Executive Officer’s compensation are not based on such recommendations.
The performance of the Company’s named executive officers was evaluated as of the end of 2020, in the first quarter of 2021, after all financial information relative to the 2020 performance metrics for the annual cash incentive plan awards had been determined based on the Company’s 2020 Annual Report by the Compensation Committee, with assistance from the Compensation Consultant, to determine performance relative to the 2020 performance metrics for the annual cash incentive plan awards.
Components of Compensation in 2020
For 2020, the Company’s core executive compensation program consisted of the following elements: (1) annual base salary; (2) annual cash incentive plan award; and (3) awards of performance-based LTIP

Units of the Operating Partnership. However, Ms. Gilmartin’s compensation for her service as interim Chief Executive Officer was outside of this core program, and is described below under “Interim Chief Executive Officer Compensation Arrangements”.
Base Salaries.   Base salaries are the fixed component of total compensation, and are established at levels the Compensation Committee deems appropriate for the function each executive officer performs. Base salaries are reviewed annually and with assistance from the Compensation Consultant and may be adjusted upward by the Compensation Committee from time to time. The table below sets forth the annual base salaries for the named executive officers in 2019 and 2020:
Executive Officer	2019 Base Salary	2020 Base Salary
Marshall B. Tycher	$800,000	$800,000
David J. Smetana	$450,000	$450,000
Ricardo Cardoso	$450,000	$550,000
Gary T. Wagner	$450,000	$450,000
Michael J. DeMarco(1)	$800,000	$800,000
Nicholas A. Hilton(2)	$450,000	$450,000

(1)
Mr. DeMarco’s employment with us ended on July 24, 2020, in connection with his previously disclosed termination without cause. See the discussion below under “Employment Contracts; Potential Payments Upon Termination or Change in Control — DeMarco Separation Arrangements” for further information.

(2)
Mr. Hilton’s employment with us ended on September 30, 2020. See the discussion below under “Employment Contracts; Potential Payments Upon Termination or Change in Control — Hilton Separation Arrangements” for further information.

The Compensation Committee determined that 2020 base salaries for each of the named executive officers (except for Mr. Cardoso) would remain the same as their 2019 base salaries. Mr. Cardoso’s base salary was increased to better align with competitive market salaries for the Chief Investment Officer role.
Annual Cash Incentive Plan Compensation.   The Company’s policy of awarding annual cash incentive plan awards is designed to specifically relate executive pay to Company and individual performance and to provide financial rewards for the achievement of substantive Company objectives.
In March 2020, the Compensation Committee adopted and the Board of Directors approved an annual cash incentive plan for the named executive officers for 2020, which was designed to directly support the Company’s short-term goals.
For 2020, the Compensation Committee established annual cash incentive award opportunities for each named executive officer as a percentage of base salary as set forth in the table below. The target and maximum bonuses for each of Messrs. Smetana, Cardoso, and Wagner were increased from their 2019 levels of 75% and 100%, respectively, to 100% and 125% respectively, while Mr. DeMarco’s target bonus was increased from its 2019 level of 150% to 175%. These increases were approved by the Compensation Committee following a review of the Peer Group REIT data, and also reflected the Compensation Committee’s belief that the increased targets would appropriately incentivize the named executive officers in a market environment where achievement of the financial metrics could be uncertain, given the evolving nature of the coronavirus pandemic.
Executive	Threshold	Target	Maximum
Marshall B. Tycher	50%	125%	200%
David J. Smetana	50%	100%	125%
Ricardo Cardoso	50%	100%	125%
Gary T. Wagner	50%	100%	125%
Michael J. DeMarco(1)	75%	175%	250%
Nicholas A. Hilton(2)	50%	100%	125%

(1)
As noted above, Mr. DeMarco’s employment with us ended on July 24, 2020, and therefore Mr. DeMarco did not receive a bonus in respect of fiscal 2020 performance. Instead, pursuant to his former employment agreement with us, Mr. DeMarco received a prorated target bonus in connection with his termination of employment. See the discussion below under “Employment Contracts; Potential Payments Upon Termination or Change in Control — DeMarco Separation Arrangements” for further information.
(2)
As noted above, Mr. Hilton’s employment with us ended on September 30, 2020, and therefore Mr. Hilton did not receive a bonus in respect of fiscal 2020 performance. Instead, pursuant to his former employment agreement with us, Mr. Hilton received a prorated target bonus in connection with his termination of employment. See the discussion below under “Employment Contracts; Potential Payments Upon Termination or Change in Control — Hilton Separation Arrangements” for further information.

The determination of 2020 annual cash incentive plan awards for the named executive officers was based on the achievement of certain performance measures approved by the Compensation Committee and ratified and adopted by the Board of Directors were as follows:
Metric	Weight	Threshold	Target	Maximum
Core Funds From Operations (FFO) per Share(1)	25%	$1.24	$1.30	$1.36
Adjusted FFO (AFFO) per Share(2)	25%	$0.75	$0.80	$0.85
Non-Financial Strategic Objectives(3)	30%	5 of 10	7 of 10	9 of 10
Individual Performance	20%	Compensation Committee’s Discretion

(1)
Core FFO is defined as FFO, as adjusted for items that may distort the comparative measurement of the Company’s performance over time, including the effect of the coronavirus pandemic on operations for 2020 (that is, the Company’s hotel and parking operations were disregarded for purposes of calculating Core FFO under our annual cash incentive plan, because those operations were significantly detrimentally impacted by the effects of COVID-19 health ordinances and policies, which restricted commuting to offices and hotel usage; notably, while other components of Core FFO were negatively affected by the coronavirus pandemic (for example, residential leases), the Compensation Committee believed that those components should not be disregarded so that the annual incentive plan payments more closely aligned with Company performance). For a reconciliation of FFO to net income, see Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations — Funds From Operations, beginning on page 65 of the 2020 Annual Report.

(2)
Adjusted FFO is defined as Core FFO less (i) tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, and (iii) other non-cash income, plus (iv) other non-cash charges, and subject to adjustment for extraordinary leasing commissions payable in connection with large waterfront leases and other one-time costs with respect to defense suits and litigation relating to payroll taxes.

(3)
The non-financial strategic objectives consisted of the following performance goals:

(i)
the repayment of at least 50% of corporate debt outstanding ($450 million of $900 million);

(ii)
the completion of sales, contracts, or letters of intent for the majority of assets in each of four major suburban parks (Parsippany/Giralda; Monmouth (including Princeton); Short Hills; and Metropark);

(iii)
the successful negotiation of a new credit facility;

(iv)
the execution of contracts for disposition of certain non-core multi-family properties;

(v)
achievement of an 80% occupancy rate at the Company’s Hudson River waterfront properties or signing an anchor tenant lease for our “Plaza 1” development;

(vi)
completion of four multi-family projects in our construction pipeline;

(vii)
an agreement on terms for refinancing our Monaco multi-family facility loan;

(viii)
substantial elimination of our bonds maturing in April 2022;

(ix)
the retirement of at least 600,000 units in our Operating Partnership to simplify our capital structure; and

(x)
the commencement of construction on our Park Parcel property.

Target Core FFO per share was set by the Compensation Committee at the midpoint of the Core FFO per share guidance published by the Company in February 2020. The Target Core FFO goal for 2020 was lower than the Target Core FFO goals for 2019 based on the planned disposition of several properties in connection with the strategic repositioning of the Company’s portfolio. In 2020, the Company successfully sold eighteen office properties, two multi-family rental properties and three developable land properties for net sales proceeds of approximately $389.7 million. The deployment of proceeds from those dispositions to repay outstanding debt of the Company and investment in multi-family residential acquisitions and development were not expected to contribute to FFO in 2020. The Target Adjusted FFO goal for 2020 was the same as the Target Adjusted FFO goal for 2019, but with a tighter range between the Threshold and Target and Target and Maximum levels, based on the reduced size of the Company’s property portfolio relative to the prior year. The non-financial strategic objectives for the Company’s 2020 annual cash incentive plan were approved by the Compensation Committee based on the Company’s short-term strategy in 2020. In establishing these metrics, the Compensation Committee also determined that the Company’s proxy costs, excess board fees, and other related expenses, as well as effects from the coronavirus pandemic would be excluded from the calculation of achievement for any metrics that were adversely affected. Finally, the Compensation Committee felt that an additional component related to individual performance in fiscal 2020 was appropriate to evaluate and reward individual performance accomplishments.
In March 2021, after the filing of the 2020 Annual Report, the Compensation Committee assessed the performance of the named executive officers in 2020 relative to the above 2020 performance measures for the Company and made the following determination:
•
the Core FFO per Share for the year was $1.24, equal to the threshold performance goal, as adjusted to reflect the impact of the coronavirus pandemic on operations in 2020 (that is, the Company’s hotel and parking operations were disregarded for purposes of calculating Core FFO under our annual cash incentive plan, because those operations were significantly detrimentally impacted by the effects of COVID-19 health ordinances and policies, which restricted commuting to offices and hotel usage; notably, while other components of Core FFO were negatively affected by the coronavirus pandemic (for example, residential leases), the Compensation Committee believed that those components should not be disregarded so that the annual incentive plan payments more closely aligned with Company performance);

•
the Adjusted FFO per Share was $0.80, equal to the target performance goal, as adjusted to reflect the impact of the coronavirus pandemic on operations in 2020 (that is, as described above, the Company’s hotel and parking operations were disregarded for purposes of calculating Core FFO under our annual cash incentive plan, because those operations were significantly detrimentally impacted by the effects of COVID-19 health ordinances and policies, which restricted commuting to offices and hotel usage; notably, while other components of Core FFO were negatively affected by the coronavirus pandemic (for example, residential leases), the Compensation Committee believed that those components should not be disregarded so that the annual incentive plan payments more closely aligned with Company performance);

•
achievement of each strategic goal was as set forth in the below table:

Strategic Goal	Description of Performance	Goal Achieved?
Repayment of at least 50% of corporate debt outstanding ($450 million of $900 million)	$304M in corporate debt paid down (68% achievement)
Completion of sales, contracts, or letters of intent for the majority of assets in each of four major suburban parks (Parsippany/Giralda; Monmouth (including Princeton); Short Hills; and Metropark)	As of year-end, $271M of sales in the major suburban parks were completed, with an additional $695M under contract
Successful negotiation of a new credit facility	Not completed due to COVID-19-related financing difficulties
Execution of contracts for disposition of certain non-core multi-family properties	Sale of Crystal House closed on December 31, 2020 for $377M; further dispositions were delayed by the COVID-19 environment (75% of this goal was considered achieved)
Achievement of an 80% occupancy rate at the Company’s Hudson River waterfront properties or signing an anchor tenant lease for our “Plaza 1” development	76.9% leased as of end of 2020 (COVID-19 impact on office utilization prevented achievement of 80% occupancy)
Completion of four multi-family projects in our construction pipeline	One project delivered before end of 2020; two projects commenced leasing operations in early February 2021 following construction delays;

Strategic Goal	Description of Performance	Goal Achieved?
final project delivered in early 2021 (50% of this goal was considered achieved)
Agreement on terms for refinancing our Monaco multi-family facility loan	Facility refinanced in Q4 2020 with Northwestern Mutual
Substantial elimination of our bonds maturing in April 2022	None of April 2022 bond issue eliminated due to COVID-19 delays in sales of suburban office assets (which delayed receipt of cash proceeds)
Retirement of at least 600,000 units in our Operating Partnership to simplify our capital structure	As of year-end, approximately 121,000 units had been retired and an additional 678,000 units were under contract for retirement
Commencement of construction on our Park Parcel property	Construction delayed due to COVID-19
•   Key:   = Goal Achieved;   = Goal Partially Achieved;   = Goal Not Achieved
•
The Compensation Committee believed that, for purposes of determining the overall level of achievement of the non-financial strategic objectives, it was appropriate to eliminate the goals related to the elimination of the April 2022 bond issue (because suburban office asset dispositions were delayed from March 2020 to the end of the third quarter of 2020 due to the COVID-19 environment, which delayed receipt of cash proceeds to be used to retire the bonds), the achievement of an 80% lease rate at our Hudson River waterfront properties (because of the significant decrease in general utilization of office space by companies during the pandemic, as employees functioned in a remote working environment), and the start of construction on our Park Parcel property (because the Board implemented a moratorium on new development due to the impact of COVID-19). Of the remaining seven goals, three were fully achieved (i.e., at 100%), three were partially achieved (i.e., at 75%, 68%, and 50%), and one was not achieved (i.e., at 0%), which averaged 70% achievement. Since the original target for the non-financial strategic goals was set at 7 out of 10 goals (i.e., 70% of the goals), the Compensation Committee thought it was appropriate to treat the non-strategic financial goals as achieved at the target level, because 70% of the non-eliminated strategic goals were achieved as described in the table above; and

•
Each of Messrs. Tycher, Smetana, Cardoso, and Wagner achieved individual performance at the maximum level. In so determining, the Compensation Committee considered how the management team addressed the effects of the COVID-19 pandemic while continuing to execute the Company’s go-forward strategy, as well as the following specific achievements in fiscal 2020:

•
our office rent collections averaged 97%, while residential rent collections averaged 98%;

•
our Emery location, a new development, was 90% leased (even during the COVID-19 pandemic);

•
successful refinancing of a construction loan related to our Emery location;

•
elimination of a corporate balance pledge of $8.4 million related to the Emery location;

•
the successful sale of our Crystal House asset at a 3.3% cap-rate;

•
the sale of our New Brunswick asset for $47 million, which successfully eliminated a non-core asset;

•
all four of the Company’s major suburban office parks were under contract or sold for an aggregate of approximately $900 million in proceeds and at prices within 3% of net asset value;

•
successful maintenance of covenant compliance under our current credit line despite facing headwinds on transient and short-term lease income;

•
suburban office sales of approximately $337 million despite financing challenges in the pandemic environment;

•
successful refinancing of our Monaco loan in November 2020;

•
leasing approximately 129,000 square feet of our Jersey City waterfront properties;

•
successful implementation of our YARDI accounting system;

•
completion of credit line amendments to allow for appraisals of assets with high vacancies to maintain compliance with our leverage ratios;

•
implementation of an in-house construction team with detailed budgeting and cost-overrun controls;

•
implementation of COVID-19 safety protocols at all of our commercial and office properties; and

•
elimination of 816,917 units in our Operating Partnership, mainly through structuring for asset sale redemptions.

Accordingly, the total 2020 cash incentive plan payouts for each of the named executive officers (other than Ms. Gilmartin) under the cash incentive plan were as follows:
Executive Officer	2020 Bonus
Marshall B. Tycher	$970,000
David J. Smetana	$416,250
Ricardo Cardoso	$508,750
Gary T. Wagner	$416,250
Michael J. DeMarco(1)	—
Nicholas A. Hilton(2)	—

(1)
As noted above, Mr. DeMarco’s employment with us ended on July 24, 2020, and therefore Mr. DeMarco did not receive a bonus in respect of fiscal 2020 performance. Instead, pursuant to his former employment agreement with us, Mr. DeMarco received a prorated target bonus in connection with his termination of employment. See the discussion below under “Employment Contracts; Potential Payments Upon Termination or Change in Control —  DeMarco Separation Arrangements” for further information.

(2)
As noted above, Mr. Hilton’s employment with us ended on September 30, 2020, and therefore Mr. Hilton did not receive a bonus in respect of fiscal 2020 performance. Instead, pursuant to his former employment agreement with us, Mr. Hilton received a prorated target bonus in connection with his termination of employment. See the discussion below under “Employment Contracts; Potential Payments Upon Termination or Change in Control —  Hilton Separation Arrangements” for further information.

Long-Term Incentives.   The Company utilizes long-term incentive compensation in the form of service-based and performance-based equity awards to focus executives on the long-term performance of the Company, to retain key executives, to align their interests with those of our stockholders, and to promote the success and enhance the value of the Company. The Compensation Committee, together with the Compensation Consultant, designed the long-term incentives for the named executive officers to be strongly tied to objective, quantifiable long-term performance metrics in line with current trends and recognized corporate governance “best practices.”
2020 Long-Term Incentive Grants.   In March 2020, the Compensation Committee adopted and the Board of Directors approved the grant of long-term incentive plan (“LTIP”) awards to the management teams of the Company and Roseland, including all of the Company’s named executive officers, other than Ms. Gilmartin (the “2020 LTIP Awards”). In prior years, the named executive officers were granted a combination of time-based and performance-based LTIPs. For 2020, in order to emphasize pay-for-performance and provide more upside potential, as well as downside risk, in the long-term incentive program, 100% of the grants were subject to performance-based vesting. All of the 2020 LTIP Awards were in the form of LTIP Units and were made under the stockholder approved Mack-Cali Realty Corporation 2013 Incentive Stock Plan (the “2013 Plan”).
The 2020 LTIP Awards, in the form of performance-based awards, were made pursuant to the 2020 Outperformance Plan adopted by the Company’s Board of Directors, consisting of a multi-year, performance-based equity compensation plan and related forms of award agreements (the “2020 OPP”), to align executive and stockholder interests by tying executive performance to TSR. The 2020 OPP was designed to align the interests of senior management to relative and absolute stock performance of the Company over a three-year performance period from March 24, 2020 through March 23, 2023. Participants in the 2020

OPP will only earn the full awards if, over the three-year performance period, the Company achieves a thirty-six percent (36%) absolute TSR and if the Company’s TSR is in the 75th percentile of performance as compared to a peer group of twenty-four office REITs, diversified REITs, and multi-family REITs (the “TSR Peer Group”). For the 2020 OPP, the TSR Peer Group is comprised of the following companies: American Assets Trust, Inc.; Apartment Investment and Management Company; AvalonBay Communities, Inc.; Boston Properties, Inc.; Brandywine Realty Trust; Camden Property Trust; Columbia Property Trust, Inc.; Corporate Office Properties Trust; Cousins Properties Incorporated; Douglas Emmett, Inc.; Empire State Realty Trust, Inc.; Equity Residential; Essex Property Trust, Inc.; Highwoods Properties, Inc.; Hudson Pacific Properties, Inc.; Independence Realty Trust, Inc.; JBG SMITH Properties; Kilroy Realty Corporation; Mid-America Apartment Communities, Inc.; Paramount Group, Inc.; Piedmont Office Realty Trust, Inc.; SL Green Realty Corp.; UDR, Inc.; and Washington Real Estate Investment Trust.
Under the 2020 OPP, the named executive officers (other than Ms. Gilmartin) have the opportunity to vest in the 2020 LTIP Awards, which ultimately may be settled in shares of Common Stock, according to the following schedule, with linear interpolation for performance between the specified levels:
	Absolute TSR (50% of total 2020 LTIP Units)		Relative TSR (50% of total 2020 LTIP Units)
Performance Level	Company Absolute 3-Year TSR	Payout as % of Maximum LTIP Units	CLI 3-Year TSR Percentile Rank	Payout as % of Maximum LTIP Units
< Threshold	<18%	0%	<35th Percentile	0%
Threshold	18%	25%	35th Percentile	25%
Target	27%	62.5%	55th Percentile	62.5%
Maximum	36%	100%	75th Percentile	100%
The threshold, target and maximum TSR metrics were designed to promote value creation over a long-term period and reward management only after our stockholders receive a meaningful return. If the designated performance objectives are achieved, 2020 LTIP Awards are also subject to further time-based vesting requirements, with fifty percent (50%) of the 2020 LTIP Awards earned vesting at the end of the performance period on March 23, 2023, and the remaining fifty percent (50%) of the 2020 LTIP Awards vesting in two equal installments on March 23, 2024 and March 23, 2025.
The named executive officers (other than Ms. Gilmartin) of the Company received the following 2020 LTIP Awards in the amounts set forth in the table below.
Executive Officer	2020 Maximum LTIP Units(1)
Marshall B. Tycher	273,224
David J. Smetana	68,306
Ricardo Cardoso	68,306
Gary T. Wagner	68,306
Michael J. DeMarco(2)	546,448
Nicholas A. Hilton(3)	68,306

(1)
2020 LTIP Units have a grant date fair value of $7.32 per maximum LTIP Unit calculated in accordance with ASC 718 using the Monte Carlo Method.

(2)
As further described below under “Employment Contracts; Potential Payments Upon Termination or Change in Control — DeMarco Separation Arrangements,” Mr. DeMarco is eligible to vest in a prorated amount of his outstanding performance-based annual LTIP awards, including the 2020 LTIP Units, at the end of the applicable performance periods, based on actual performance.

(3)
As further described below under “Employment Contracts; Potential Payments Upon Termination or Change in Control — Hilton Separation Arrangements,” Mr. Hilton is eligible to vest in a prorated amount of his outstanding performance-based annual LTIP awards, including the 2020 LTIP Units, at the end of the applicable performance periods, based on actual performance.

LTIP Units were issued on March 24, 2020, but will remain subject to forfeiture depending on the extent that the 2020 LTIP Awards vest. The number of LTIP Units initially issued to recipients of the 2020 LTIP Awards was the maximum number of LTIP Units that may be earned under the awards. The number of 2020 LTIP Units that actually vest for each award recipient (subject to the time-based vesting requirements) will be determined at the end of the performance measurement period. TSR for the Company and for the TSR Peer Group over the three-year measurement period and other circumstances will determine how many 2020 LTIP Units vest for each recipient (subject to the time-based vesting requirements); if they are fewer than the number issued initially, the balance will be forfeited as of the performance measurement date.
Prior to the end of the performance period for the 2020 LTIP Units, recipients of 2020 LTIP Units will be entitled to receive per unit distributions equal to one-tenth (10%) of the regular quarterly distributions payable on a Common Unit, but will not be entitled to receive any special distributions. Distributions with respect to the other nine-tenths (90%) of regular quarterly distributions payable on a Common Unit will accrue but shall only become payable upon vesting of the LTIP Unit. After the end of the measurement period for the 2020 LTIP Units, holders of the 2020 LTIP Units, both vested and unvested pending satisfaction of the time-based vesting requirements, will be entitled to receive distributions in an amount per unit equal to distributions, both regular and special, payable on a Common Unit.
LTIP Units are designed to qualify as “profits interests” in the Operating Partnership for federal income tax purposes. As a general matter, the profits interest characteristics of the LTIP Units mean that initially they will not be economically equivalent in value to a Common Unit. If and when events specified by applicable tax regulations occur, LTIP Units can over time increase in value up to the point where they are equivalent to Common Units on a one-for-one basis. After LTIP Units are fully vested, and to the extent the special tax rules applicable to profits interests have allowed them to become equivalent in value to Common Units, LTIP Units may be converted on a one-for-one basis into Common Units. Common Units in turn have a one-for-one relationship in value with shares of Common Stock, and are redeemable on a one-for-one basis for cash or, at the election of the Company, shares of Common Stock.
On March 24, 2020, the Company in its capacity as sole general partner of the Operating Partnership, adopted the Ninth Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of December 11, 1997 (as amended, the “Partnership Agreement”), to create new classes of LTIP Units under the Partnership Agreement in connection with the 2020 LTIP Awards.
2018 Outperformance Plan (“2018 OPP”).   On April 20, 2018, the Company granted LTIP awards (the “2018 LTIP Awards”) to senior management of the Company, including the Company’s named executive officers (other than Ms. Gilmartin). All of the 2018 LTIP Awards were in the form of LTIP Units in the Operating Partnership and constitute awards under the 2013 Plan. For Messrs. DeMarco and Tycher, approximately twenty-five percent (25%) of the target 2018 LTIP Award was in the form of a time-based award with a cliff vest after three years on April 20, 2021 (the “2018 TBV LTIP Units”), and the remaining approximately seventy-five percent (75%) of the target 2018 LTIP Award was in the form of a performance-based award (the “2018 PBV LTIP Units”) under an Outperformance Plan adopted by the Company’s Board of Directors consisting of a multi-year, performance-based equity compensation plan and related forms of award agreement (the “2018 OPP”). For all other executive officers, fifty percent (50%) of the target 2018 LTIP Award was in the form of 2018 TBV LTIP Units and the remaining fifty percent (50%) of the target 2018 LTIP Award was in the form of 2018 PBV LTIP Units. The 2018 TBV LTIP Units vested on April 20, 2021 (except that Mr. DeMarco vested in a prorated amount upon his termination of employment with us, as described below under “Employment Contracts; Potential Payments Upon Termination or Change in Control — DeMarco Separation Arrangements”).
The 2018 OPP was designed to align the interests of senior management to relative and absolute stock performance of the Company over a three-year performance period from April 20, 2018 through April 19, 2021. Participants in the 2018 OPP would only earn the full awards if, over the three-year performance period, the Company had achieved a thirty-six percent (36%) absolute TSR and if the Company had been in the 75th percentile of performance versus the TSR Peer Group. As of the end of the three-year performance period ended April 19, 2021, the 2018 PBV LTIP Units finished below threshold for the absolute TSR component and at the 55th percentile of performance versus the TSR Peer Group, which was target for the relative TSR component. Accordingly, 169,578 of the 2018 PBV LTIP Units vested and 373,073 of the 2018 PBV LTIP Units did not vest and were forfeited.
Severance and Change-in-Control Payments.   Each of our named executive officers (other than Ms. Gilmartin) was subject to an employment agreement with the Company in 2020. These agreements provide for certain severance benefits in the event of termination of their employment in certain circumstances. These benefits are commonly offered among peer companies, and therefore enable us to attract and retain key talent. In particular, they ensure the retention of our named executive officers when considering potential transactions which may create uncertainty as to their continued employment. The employment agreements for each of the named executive officers that were in effect in 2020 provided for severance payments in the event of involuntary termination without cause or constructive termination for good reason and double trigger severance benefits in the event of a change in control that are generally one and one-half (1.5) or two (2.0) times (up to three (3.0) times, for Mr. DeMarco) the sum of annual base salary and bonus for the named executive officer. See “Executive Compensation — Employment Contracts; Potential Payments Upon Termination or Change in Control” for a summary of the terms and conditions of the severance provisions in the employment agreements of the named executive officers.
As noted above, Mr. DeMarco’s employment with us ended on July 24, 2020, in connection with his previously disclosed termination without cause, and Mr. DeMarco was provided with the severance payments and benefits set forth in his former employment agreement with us. See the discussion below under “Employment Contracts; Potential Payments Upon Termination or Change in Control — DeMarco Separation Arrangements” for further information.
Benefits and Other Compensation
401(k) Savings Plan.   The Company maintains a tax-qualified defined contribution plan (the “401(k) Plan”) for the benefit of all its eligible employees, including the named executive officers. The provisions and features of the plan apply to all participants in the plan, including the named executive officers. Eligible employees may elect to defer from one percent (1%) up to sixty percent (60%) of their annual compensation on a pre-tax basis to the 401(k) Plan, subject to certain limitations imposed by federal law. The amounts contributed by employees are immediately vested and non-forfeitable. The Company may make discretionary matching or profit sharing contributions to the 401(k) Plan on behalf of eligible participants in any plan year. Participants are always one-hundred percent (100%) vested in their pre-tax contributions and will begin vesting in any matching or profit sharing contributions made on their behalf after two years of service with the Company at a rate of twenty percent (20%) per year, becoming one-hundred percent (100%) vested after a total of six years of service with the Company. All contributions are allocated as a percentage of compensation of the eligible participants for the plan year. The assets of the 401(k) Plan are held in trust and a separate account is established for each participant. A participant may receive a distribution of his or her vested account balance in the 401(k) Plan in a single sum or in installment payments upon his or her termination of service with the Company. In 2020, there were $771,000 in discretionary matching or profit sharing contributions made by the Company to the plan on behalf of all employees, including $34,000 on behalf of the named executive officers.
Other Compensation.   The Company offers limited perquisites to certain of its executive officers in the form of vehicle allowances. See note 7 under “Executive Compensation — Summary Compensation Table.” The Company does not offer qualified or non-qualified defined benefit plans to its executive officers or employees, nor does it offer non-qualified defined contribution plans.
Interim Chief Executive Officer Compensation Arrangements
Ms. Gilmartin was appointed to serve as our interim Chief Executive Officer, effective as of July 25, 2020. Ms. Gilmartin, although an executive officer, was not engaged as our employee; her services as interim Chief Executive Officer were made available through a letter agreement (the “Interim CEO Agreement”) that we entered into on July 24, 2020 with MAG Partners, an entity wholly owned by Ms. Gilmartin. As compensation for making Ms. Gilmartin available to serve as our interim Chief Executive Officer, MAG Partners was provided with cash compensation consisting of (i) a monthly fee of $150,000, (ii) a one-time cash sign-on bonus of $300,000, (iii) a one-time completion bonus at the end of Ms. Gilmartin’s appointment (but no later than March 12, 2021) equal to $200,000 (unless the appointment was ended by the Board of

Directors for cause), and (iv) reimbursement for up to $10,000 in legal fees incurred in connection with negotiating the Interim CEO Agreement. In addition, MAG Partners was granted a fully vested stock option to purchase up to 230,000 shares of our Common Stock, with an exercise price of $14.39 per share, and up to 100,000 shares of our Common Stock with an exercise price of $20.00 per share (subject to forfeiture if Ms. Gilmartin’s appointment was ended by the Board of Directors for cause, or by MAG Partners within the first six (6) months of Ms. Gilmartin’s appointment). However, 157,505 of these stock options were granted subject to stockholder approval of a sufficient increase in the number of shares of Common Stock available for issuance under our 2013 Plan, as further described in Proposal 2 set forth in this Proxy Statement. (If, however, a change in control transaction occurred prior to our 2021 Annual Meeting, these stock options would be canceled and cashed out for their “spread value,” if any.) While serving as our interim Chief Executive Officer, Ms. Gilmartin did not receive any additional fees or other compensation for her service as a director on the Board of Directors or on the Roseland Residential Trust board of directors.
On January 22, 2021, the Interim CEO Agreement was extended for up to six (6) months, expiring upon the earlier of (i) July 25, 2021, (ii) the commencement of appointment of a Chief Executive Officer of the Company, or (iii) a date selected by the Board of Directors. MAG Partners will continue to receive the $150,000 monthly fee described above through July 25, 2021 (unless the Board of Directors terminates the Interim CEO Agreement for cause), and, in exchange, agreed to make Ms. Gilmartin available to transition her duties to her successor for any balance of the extension period following the appointment of a permanent Chief Executive Officer. Ms. Gilmartin’s appointment as our interim Chief Executive Officer ended upon the appointment of Mahbod Nia as our permanent Chief Executive Officer effective March 8, 2021, as further described below under “Looking Ahead: Chief Executive Officer Appointment.”
Equity Ownership Guidelines
In order to align the interests of our directors and executives with the interests of our stockholders, we adopted stock ownership guidelines for executive officers and non-employee directors in April 2021. Minimum required ownership levels for executive officers are a multiple of base salary and for non-employee directors are a multiple of the annual cash retainer as follows:
Multiple of Salary/Retainer
CEO	5x Salary
EVP-level	2x Salary
Non-Employee Directors	5x Cash Retainer
Shares that count toward ownership include: directly owned shares of Common Stock, directly owned units of limited partnership interest of Mack-Cali (“LTIP Units”), beneficially owned shares held indirectly (e.g., by immediate family members or trusts), vested share units in a non-qualified deferral arrangement and shares held in the 401(k) plan. Until the required ownership level is achieved, the executive or director must retain 50% of the shares remaining after payment of taxes and, if applicable, the exercise price upon the exercise of stock options, conversion of AO LTIPs, or vesting of time-based or performance-based stock units or LTIP units.
Prior to April 2021, equity ownership guidelines applied to the Chief Executive Officer and required the executive to own an aggregate of 250,000 shares of the Common Stock (“Shares”) or any derivatives that may be settled in shares of the Common Stock (“Derivatives”), within three years of being appointed. These guidelines did not apply to Ms. Gilmartin in her role as our interim Chief Executive Officer.
Compensation Clawback Policy
In April 2021, we adopted a compensation clawback policy that enables the Board to recover performance-based cash and equity incentive compensation paid to certain current or former executives (“Covered Employees” as defined below) in the event of a restatement of our financial results in certain circumstances, as described below. Specifically, the policy provides that (i) if we are required to restate our financial statements due to material non-compliance by the Company with any financial reporting requirement under the securities laws (other than a restatement due to changes in accounting policy, generally accepted accounting principles or applicable law), (ii) fraud or willful misconduct contributed to the requirement to restate our financial statements; and (iii) a lower incentive-based compensation award would have been made to one of more Covered Employees based on the restated financial results, then the Board is entitled to recover the overpayment. Covered Employees include current and former executive officers and any current or former employee required by the Company to provide backup certifications for quarterly financial reports. The policy permits clawback from any Covered Employee who received an overpayment, irrespective of whether the executive contributed to the fraud or willful misconduct. The policy applies to any overpayment received after the effective date of the policy, based on the affected consolidated financial statements for up to three years after an incentive-based compensation award is earned.
Anti-Hedging/Anti-Pledging Policy
The Board of Directors has adopted a policy that provides that executive officers, employees, and directors may not acquire securities issued by the Company or any of its affiliates using borrowed funds, may not use margin in respect of securities issued by the Company or any of its affiliates, may not pledge securities issued by the Company or any of its affiliates as collateral, and may not engage in hedging or other transactions with respect to their ownership of securities issued by the Company or its affiliates, each of which the Board of Directors believes would be inconsistent with the purposes and intent of the stock ownership guidelines applicable to directors and the Chief Executive Officer.
Compensation Risk Assessment
In setting compensation, the Compensation Committee considers the risks to our stockholders and to achievement of our goals that may be inherent in our compensation programs. At the direction of the Compensation Committee, we conducted a risk assessment of our compensation programs, including our executive compensation programs. The Compensation Committee reviewed and discussed the findings of this assessment and concluded that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and do not incentivize employees to take unnecessary or excessive risks. Although a significant portion of our executives’ compensation is performance-based and “at-risk,” we believe our executive compensation plans are appropriately structured and are not reasonably likely to result in a material adverse effect on the Company. We considered the following elements of our executive compensation plans and policies when evaluating whether such plans and policies encourage our executives to take unreasonable risks:
•
We set performance criteria that we believe are reasonable in light of past performance and market conditions, and we use a variety of performance metrics that we believe correlate to long-term creation of stockholder value and that are affected by management decisions;

•
Our executive compensation program includes an appropriate balance of fixed versus variable pay, cash versus equity, and short-term versus long-term incentive compensation elements;

•
We provide a significant portion of long-term incentive compensation in the form of LTIP Units. The amounts ultimately earned under the awards are tied to how we perform over a three-year measurement period based on attainment of absolute and relative TSR performance, and a portion of the LTIP Units are subject to additional years of service vesting, which focuses management on sustaining our long-term performance;

•
Assuming achievement of at least a minimum level of performance, payouts under our performance-based awards have a range of payout opportunity and may result in some compensation at levels below full target achievement, rather than an “all-or-nothing” approach; and

•
The Compensation Committee considers non-financial and other qualitative performance factors in determining actual compensation payouts.

In sum, we believe our executive compensation program is structured so that (i) we maintain a conservative risk profile that aims to achieve strong stockholder returns and long-term results; (ii) we avoid the type of disproportionately large short-term incentives that could encourage executives to take risks that may not be in our long-term interests; (iii) we provide incentives to manage for long-term performance; and (iv) a considerable amount of wealth of our executives is tied to our long-term success. We believe this combination of factors encourages our executives to manage the Company in a prudent manner. The

Compensation Committee specifically considered compensation risk implications during its deliberations on annual cash incentive plan awards and performance metrics for all executive officers.
Looking Ahead: Chief Executive Officer Appointment
On March 2, 2021, the Company, the Operating Partnership and Mack-Cali UK Ltd., a wholly owned subsidiary of the Operating Partnership, entered into an employment agreement with Mahbod Nia (the “Nia Employment Agreement”) as the Company’s new Chief Executive Officer that provides as follows:
•
An initial term of 3 years, commencing on March 8, 2021 (the “Effective Date”), subject to automatic annual renewals thereafter unless earlier terminated;

•
An annual base salary of $800,000, subject to potential merit increases (but not decreases) each year;

•
A target annual bonus opportunity of 150% of base salary (the “Target Bonus”), with a threshold bonus of 50% of the Target Bonus, and a maximum bonus of 200% of the Target Bonus, based on performance goals to be established annually by the Compensation Committee;

•
A one-time sign-on “inducement” award of 950,000 stock options to purchase the Company’s Common Stock, granted on March 10, 2021, at an exercise price equal to $15.79 per share, which will vest and become exercisable in 3 substantially equal installments on each of the first 3 anniversaries following the date of grant (the “Sign-On Award”).

•
Each calendar year while Mr. Nia is employed (including 2021), Mr. Nia will be eligible for an annual equity award under the Company’s then-current equity incentive plan with a target annual aggregate grant date fair value of $4,000,000. One-half of each annual equity award will vest subject to time-based vesting conditions, and the remaining one-half of each annual equity award will vest subject to performance-based vesting conditions.

•
In addition to standard employee benefits (including health coverage for Mr. Nia and his dependents in the U.S. and the U.K., not to exceed a cost to the Company of $25,000 per year), Mr. Nia will receive up to $30,000 per year in tax compliance assistance, reimbursement of attorneys’ fees in connection with negotiating the Employment Agreement up to $100,000, and, in the event that Mr. Nia relocates his principal residence to the Jersey City, New Jersey metropolitan area, reimbursement for relocation costs up to $50,000 in the aggregate.

•
Upon a termination on account of death or disability, Mr. Nia, or his beneficiaries in the case of death, will receive accrued and unpaid base salary, expense reimbursement and benefits under the applicable health and welfare plans through the termination date, a prorated Target Bonus for the year of termination, up to 12 months of continued medical coverage for Mr. Nia and his dependents, and vesting of a prorated portion of the next installment of the Sign-On Award scheduled to vest. Other outstanding equity awards will be treated in accordance with their terms.

•
Upon a termination without “cause” (as defined in the Employment Agreement) or by Mr. Nia for “good reason” (as defined in the Employment Agreement), subject to execution of a release of claims, Mr. Nia will be entitled to (i) cash severance equal to 2 times (the “Multiplier”) the sum of his base salary and Target Bonus, paid in equal installments over a 2-year period following the date of his termination, but, if such termination occurs within the period commencing 3 months prior to a “change in control” (as defined in the Employment Agreement) and ending 1 year following a “change in control,” the Multiplier will increase to 3 times and the cash severance will be paid in a lump sum; (ii) up to 18 months of continued medical coverage for Mr. Nia and his dependents; (iii) accelerated vesting of any then-outstanding portion of the Sign-On Award or other time-based equity awards; and (iv) eligibility to vest in a prorated amount of outstanding performance-based equity awards, based on the amount of time Mr. Nia remained employed during the applicable performance period and actual performance over the applicable performance period.

•
Under the Employment Agreement, Mr. Nia will be subject to certain restrictive covenants, including non-competition and non-solicitation covenants during his employment and for 1 year following termination of employment, and perpetual confidentiality and non-disparagement covenants.

Compensation Committee Report
The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that Analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement (and incorporated by reference into the Company’s 2020 Annual Report). This report is provided by the following independent directors, who comprise all of the members of the Compensation Committee:
EXECUTIVE COMPENSATION AND OPTION COMMITTEE OF THE BOARD OF DIRECTORS

Frederic Cumenal, Chair Michael Berman A. Akiva Katz
Compensation Committee Interlocks and Insider Participation
On and following June 12, 2020, the 2020 Compensation Committee consisted of Frederic Cumenal, Chair, Michael Berman, and A. Akiva Katz. Prior to June 12, 2020, the 2020 Compensation Committee consisted of Lisa Myers, Chair, Laura H. Pomerantz, Irvin D. Reid and Rebecca Robertson. No member of the Compensation Committee was at any time in 2020 or at any other time an officer or employee of the Company, and no member had any relationship with the Company requiring disclosure as a related-person transaction in the section “Certain Relationships and Related Transactions” of this Proxy Statement. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board of Directors or Compensation Committee at any time in 2020.

EXECUTIVE COMPENSATION
The following table sets forth certain information concerning the compensation of our named executive officers for the Company’s fiscal years ended December 31, 2020, 2019, and 2018, respectively. Information for Ms. Gilmartin and Mr. Hilton is only shown for fiscal 2020, as Ms. Gilmartin and Mr. Hilton initially became named executive officers in fiscal 2020. For Ms. Gilmartin, the table below only shows compensation paid to MAG Partners in respect of Ms. Gilmartin’s service as our interim Chief Executive Officer. For a summary of the compensation paid to Ms. Gilmartin in her capacity as a non-employee director in 2020 prior to her appointment as interim Chief Executive Officer, see “Director Compensation,” below.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)	Total ($)
MaryAnne Gilmartin Former Interim Chief Executive Officer	2020	764,384	500,000	—	508,860	—	10,000(6)	1,783,244
Marshall B. Tycher Chairman of Roseland	2020	800,000	—	2,000,000	—	970,000	—	3,770,000
	2019	800,000	—	2,000,004	—	1,360,000	7,615	4,167,619
	2018	800,000	—	2,199,995	—	1,312,000	18,000	4,329,995
David J. Smetana Chief Financial Officer	2020	450,000	—	500,000	—	416,250	15,600(7)	1,381,850
	2019	450,000	—	400,007	—	405,000	15,600	1,270,607
	2018	402,281	—	300,009	—	396,000	13,800	1,112,090
Ricardo Cardoso Chief Investment Officer	2020	482,693	—	500,000	—	508,750	15,600(7)	1,507,043
	2019	450,000	—	400,007	—	405,000	15,600	1,270,607
	2018	450,000	—	399,995	—	396,000	15,600	1,261,595
Gary T. Wagner General Counsel and Secretary	2020	450,000	—	500,000	—	416,250	—	1,366,250
	2019	450,000	—	400,007	—	405,000	6,600	1,261,607
	2018	450,000	—	399,995	—	396,000	15,600	1,261,595
Michael J. DeMarco Former Chief Executive Officer	2020	492,308	—	3,999,999	—	—	5,287,513(8)	9,779,820
	2019	800,000	—	4,000,001	2,487,500	1,680,000	—	8,967,501
	2018	800,000	—	3,999,999	—	1,312,000	—	6,111,999
Nicholas A. Hilton Former Executive Vice President of Leasing	2020	360,000	—	500,000	—	—	1,791,244(7)(9)	2,651,244

(1)
This column includes base salary paid to our named executive officers, except for Ms. Gilmartin. With respect to Ms. Gilmartin, this column includes the monthly cash fees paid to MAG Partners pursuant to which Ms. Gilmartin’s services as interim Chief Executive Officer were made available to us.

(2)
This column includes the $300,000 sign-on bonus paid to MAG Partners in connection with the appointment of Ms. Gilmartin to serve as our interim Chief Executive Officer, as well as the $200,000 completion bonus paid to MAG Partners on March 12, 2021.

(3)
Amounts shown represent the grant date fair value of LTIP Unit awards granted to each of the named executive officers in 2020, as calculated in accordance with ASC 718. For a discussion of the Company’s assumptions and accounting treatment of its equity compensation awards, see Note 2: Significant Accounting Policies — Stock Compensation, to the Company’s financial statements beginning on page 94 of the 2020 Annual Report. In 2020, the grant date fair values for the LTIP Unit awards, all of which were subject to performance-based vesting conditions, for Messrs. DeMarco, Tycher, Smetana, Cardoso, Wagner and Hilton, in the maximum amounts of 546,448, 273,224, 68,306, 68,306, 68,306 and 68,306 LTIP Units, respectively, was $7.32 per Unit calculated using the Monte Carlo method, disregarding for this purpose the estimate of forfeitures related to time-based vesting conditions.

(4)
On July 24, 2020, in connection with the appointment of Ms. Gilmartin to serve as our interim Chief Executive Officer, MAG Partners was granted 230,000 stock options with an exercise price of $14.39 per share (the “Regular Options”) and 100,000 stock options with an exercise price of $20.00 per share (the “Premium Options”). Although all of the stock options were fully vested, 57,505 of the Regular Options and all 100,000 of the Premium Options (together, the “Approval-Subject Options”) were granted expressly subject to and conditioned upon (and may not be exercised, in whole or in part, until) the approval by the Company’s stockholders at or before the Annual Meeting of a sufficient increase in the number of shares of Common Stock available for issuance under the

Company’s equity compensation plans to cover the Approval-Subject Options. If such stockholder approval is not obtained at the Annual Meeting, then Approval-Subject Options shall be immediately forfeited for no consideration immediately following the Annual Meeting. Amounts shown in fiscal 2020 represent the grant date fair value of the 172,495 fully vested stock options awarded to MAG Partners in connection with the appointment of Ms. Gilmartin to serve as our interim Chief Executive Officer, as calculated in accordance with ASC 718. For a discussion of the Company’s assumptions and accounting treatment of its equity compensation awards, see Note 2: Significant Accounting Policies — Stock Compensation, to the Company’s financial statements beginning on page 94 of the 2020 Annual Report.
(5)
The 2020 annual cash incentive plan awards were paid on March 2, 2021 in respect of 2020 performance based on the achievement of the 2020 performance metrics. See “Compensation Discussion and Analysis — Components of Compensation in 2020 — Annual Cash Incentive Plan Compensation” above.

(6)
Includes reimbursement of legal expenses paid to MAG Partners in connection with negotiating the Interim CEO Agreement.

(7)
Includes annual vehicle allowances for Messrs. Smetana, Cardoso and Hilton in the amounts of $15,600, $15,600 and $12,600, respectively.

(8)
Includes severance payments and benefits paid in connection with Mr. DeMarco’s termination of employment, including: (a) an aggregate severance payment of $4,400,000; (b) a prorated target bonus payment of $787,978; (c) COBRA payments of $33,782; and (iv) payout of accrued but unused vacation time in the amount of $65,753.

(9)
Includes severance payments and benefits paid in connection with Mr. Hilton’s termination of employment, including: (a) an aggregate severance payment of $1,350,000; (b) a prorated target bonus payment of $336,885; (c) COBRA payments of $54,773; and (iv) payout of accrued but unused vacation time in the amount of $36,986.

Grants of Plan-Based Awards
Name	Grant Date	Estimated Future Payouts Under Non Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)(2)			All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold	Target	Maximum	Threshold	Target	Maximum
MaryAnne Gilmartin	7/24/2020							230,000	14.39	508,860(4)
	7/24/2020							100,000	20.00	—(4)
Marshall B. Tycher	3/24/2020				68,306	170,765	273,224	—	—	2,000,000
		400,000	1,000,000	1,600,000
David J. Smetana	3/24/2020				17,077	42,691	68,306	—	—	500,000
		225,000	450,000	562,500
Ricardo Cardoso	3/24/2020				17,077	42,691	68,306	—	—	500,000
		225,000	450,000	562,500
Gary T. Wagner	3/24/2020				17,077	42,691	68,306	—	—	500,000
		225,000	450,000	562,500
Michael J. DeMarco	3/24/2020				136,612	341,530	546,448	—	—	3,999,999
		600,000	1,400,000	2,000,000
Nicholas A. Hilton	3/24/2020				17,077	42,691	68,306	—	—	500,000
		225,000	450,000	562,500

(1)
Represents threshold, target, and maximum bonus opportunities under our 2020 annual cash incentive plan. As noted above, Mr. DeMarco’s employment with us ended on July 24, 2020, and therefore Mr. DeMarco did not receive a bonus in respect of fiscal 2020 performance. Instead, pursuant to his former employment agreement with us, Mr. DeMarco received a prorated target bonus in connection with his termination of employment. See the discussion below under “Employment Contracts; Potential Payments Upon Termination or Change in Control — DeMarco Separation Arrangements” for further information.

(2)
Represents LTIP Unit awards subject to performance-based vesting conditions. The grant date fair value of $7.32 per LTIP Unit was calculated using the Monte Carlo method, disregarding for this purpose the estimate of forfeitures related to time-based vesting conditions, and is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined in accordance with ASC 718 in accordance with Instruction 8 to Item 402(d) of Regulation S-K. The LTIP Units subject to performance-based vesting may be earned after the end of the three-year performance period ending March 23, 2023, with fifty percent (50%) of the LTIP Units based on the achievement of absolute TSR and fifty percent (50%) based on achievement of relative TSR. Fifty percent (50%) of earned performance-based LTIP Units vest on March 23, 2023, and the remainder vest in two equal installments of twenty-five percent (25%) each on March 23, 2024 and March 23, 2025. See “Compensation Discussion and Analysis — Components of Compensation in 2020 — 2020 Long-Term Incentive Grants.”
(3)
On July 24, 2020, in connection with the appointment of Ms. Gilmartin to serve as our interim Chief Executive Officer, MAG Partners was granted 230,000 stock options with an exercise price of $14.39 per share (the “Regular Options”) and 100,000 stock options with an exercise price of $20.00 per share (the “Premium Options”). Although all of the options were fully vested, 57,505 of the Regular Options and all 100,000 of the Premium Options (together, the “Approval-Subject Options”) were granted expressly subject to and conditioned upon (and may not be exercised, in whole or in part, until) the approval by the Company’s stockholders at or before the Annual Meeting of a sufficient increase in the number of shares of Common Stock available for issuance under the Company’s equity compensation plans to cover the Approval-Subject Options. If such stockholder approval is not obtained at the Annual Meeting, then Approval-Subject Options shall be immediately forfeited for no consideration immediately following the Annual Meeting.

(4)
Represents the grant date fair value of the 172,495 fully vested stock options awarded to MAG Partners in connection with the appointment of Ms. Gilmartin to serve as our interim Chief Executive Officer that are not subject to stockholder approval as described above, as calculated in accordance with ASC 718. The grant date fair value of the Approval-Subject Options shall be fixed on the date that stockholders approve a sufficient increase in the number of shares of Common Stock available for issuance under the Company’s equity compensation plans to cover the Approval-Subject Options.

Outstanding Equity Awards At Fiscal Year-End
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)(5)
MaryAnne Gilmartin	230,000	—	14.39	07/24/2030	—	—	—	—
	100,000	—	20.00	07/24/2030	—	—	—	—
Marshall B. Tycher	—	—	—	—	77,131	961,052	170,593	2,125,589
David J. Smetana	—	—	—	—	17,787	221,626	28,606	356,431
Ricardo Cardoso	—	—	—	—	20,736	258,371	31,086	387,332
Gary T. Wagner	—	—	—	—	20,736	258,371	31,086	387,332
Michael J. DeMarco	400,000	—	17.31	06/05/2025	—	—	—	—
	—	625,000	21.46	03/13/2029	—	—	—	—
	—	—	—	—	—	—	155,105	1,932,608
Nicholas A. Hilton	—	—	—	—	—	—	11,140	138,804

(1)
(a) With respect to Ms. Gilmartin, this column represents the fully vested stock options awarded to MAG Partners on July 24, 2020 in connection with the appointment of Ms. Gilmartin to serve as our interim Chief Executive Officer. (b) With respect to Mr. DeMarco, this column represents stock options that vested in the ordinary course of employment with us, and which will remain exercisable for the duration of their term pursuant to his former employment agreement with us.

(2)
On March 13, 2019, in connection with his new employment agreement, Mr. DeMarco was issued 625,000 Class AO LTIP Units, an appreciation-based LTIP award which is subject to price-based vesting conditions as described in our definitive revised proxy statement filed with the SEC on June 16, 2020, under “Compensation Discussion and Analysis — Components of Compensation in 2019 — Mr. DeMarco Class AO LTIP Units.” These Class AO LTIP Units will remain outstanding and eligible to vest based on actual performance over the applicable performance period.

(3)
Consists of LTIP Unit awards subject to time-based vesting. On April 20, 2018, Messrs. Tycher, Smetana, Cardoso and Wagner were issued LTIP Unit awards subject to time-based vesting in the amounts of 32,448, 8,850, 11,799 and 11,799 LTIP Units, respectively, which vested on April 20, 2021. On March 22, 2019, Messrs. Tycher, Smetana, Cardoso and Wagner were issued LTIP Unit awards subject to time-based vesting in the amounts of 44,683, 8,937, 8,937 and 8,937 LTIP Units, respectively, which will vest on March 22, 2022. In connection with his termination of employment with us, Mr. DeMarco vested in a prorated number of his unvested time-based LTIPs outstanding as of the date of his termination of employment, plus an additional incremental amount in connection with his post-termination consulting arrangement with us, and all remaining time-based LTIPs were forfeited. See the discussion below under “Employment Contracts; Potential Payments Upon Termination or Change in Control — DeMarco Separation Arrangements” for further information. In connection with his termination of employment with us, Mr. Hilton vested in a prorated number of his unvested time-based LTIPs outstanding as of the date of his termination of employment, and all remaining time-based LTIPs were forfeited. See the discussion below under “Employment Contracts; Potential Payments Upon Termination or Change in Control — Hilton Separation Arrangements” for further information.
(4)
Market value is based upon a market price of the Common Stock of $12.46 per share, the closing price of the Common Stock on the NYSE on December 31, 2020, the last trading day of 2020.

(5)
Consists of LTIP Unit awards subject to performance-based vesting. With respect to awards made on April 20, 2018, includes 187,075, 17,007, 22,676, 22,676 and 17,007 for Messrs. Tycher, Smetana, Cardoso, Wagner and Hilton, respectively, that are also subject to time-based vesting on April 19, 2021 (50% of earned LTIP Units), April 19, 2022 (25%), and April 19, 2023 (25%). With respect to awards made on March 22, 2019, includes 81,766, 16,353, 16,353, 16,353 and 16,353 for Messrs. Tycher, Smetana, Cardoso, Wagner and Hilton, respectively, that are also subject to time-based vesting on March 21, 2022 (50% of earned LTIP Units), March 21, 2023 (25%), and March 21, 2024 (25%). With respect to awards made on March 24, 2020, includes 273,224, 68,306, 68,306, 68,306 and 68,306 for Messrs. Tycher, Smetana, Cardoso, Wagner and Hilton, respectively, that are also to time-based vesting on March 23, 2023 (50% of earned LTIP Units), March 23, 2024 (25%), and March 23, 2025 (25%). With respect to Mr. DeMarco, includes 427,928 LTIP Units eligible to vest based on actual performance over the applicable performance period for the 2018, 2019, and 2020 awards, which remain outstanding following the termination of his employment with us. With respect to Mr. Hilton, includes 34,144 LTIP Units eligible to vest based on actual performance over the applicable performance period for the 2018, 2019, and 2020 awards, which remain outstanding following the termination of his employment with us. Amounts reported in the table represent vesting and payout at the Threshold level for Absolute TSR and Threshold level for Relative TSR for awards granted in 2019 and 2020, and at the Threshold level for Absolute TSR and Target level for Relative TSR for awards granted in 2018, in each case based on actual performance as of December 31, 2020 being below Threshold level for the Absolute TSR and Relative TSR metrics applicable to the 2019 and 2020 awards and below Threshold level for the Absolute TSR and between Threshold and Target level for the Relative TSR metrics applicable to the 2018 awards.

Option Exercises and Stock Vested
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
MaryAnne Gilmartin	—	—	—	—
Marshall B. Tycher	—	—	20,393	301,001
David J. Smetana	—	—	—	—
Ricardo Cardoso	—	—	4,449	65,667
Gary T. Wagner	—	—	4,449	65,667
Michael J. DeMarco	—	—	112,114	1,596,112
Nicholas A. Hilton	—	—	11,785	148,727

(1)
Represents LTIP Unit awards subject to time-based vesting that vested on April 4, 2020 (32,443 for Mr. DeMarco; 20,393 for Mr. Tycher; 4,449 for Mr. Cardoso; and 4,449 for Mr. Wagner). In addition, for Mr. DeMarco, represents an additional 64,535 time-based LTIPs that vested upon his termination of employment with us on July 24, 2020, plus 15,136 time-based LTIPs that vested on December 31, 2020 in connection with his post-termination consulting arrangement with us. See the discussion below under “Employment Contracts; Potential Payments Upon Termination or Change in Control — DeMarco Separation Arrangements” for further information. Also, For Mr. Hilton, represents 11,785 time-based LTIPs that vested upon his termination of employment with us on September 30, 2020. See the discussion below under “Employment Contracts; Potential Payments Upon Termination or Change in Control — Hilton Separation Arrangements” for further information.

(2)
Amounts shown calculate the value realized based upon the closing price of the Common Stock on the applicable vesting date or, if the vesting date was not a trading day, the closing price on the first trading day following the vesting date (April 4, 2020, using April 6, 2020 closing price: $14.76; July 24, 2020: $14.39; September 30, 2020: $12.62; and December 31, 2020: $12.46).

PENSION BENEFITS
The Company does not offer qualified or non-qualified defined benefit plans to its executive officers or employees.
NON-QUALIFIED DEFERRED COMPENSATION
The Company does not offer non-qualified defined contribution or other deferred compensation plans to its executive officers or employees.
EMPLOYMENT CONTRACTS; POTENTIAL PAYMENTS UPON
TERMINATION OR CHANGE IN CONTROL
The following discussion includes descriptions of the material terms of employment agreements and certain incentive equity award agreements between the Company and Messrs. Tycher, Smetana, Cardoso and Wagner, as well as the severance and consulting payments and benefits to which Mr. DeMarco became entitled in connection with his separation from employment with us.
Marshall B. Tycher Employment Agreement.   On April 26, 2017, the Company, through its wholly-owned subsidiary Roseland Residential Trust, entered into an employment agreement with Mr. Tycher (the “Tycher Employment Agreement”), which replaced Mr. Tycher’s previous employment agreement, dated October 23, 2012.
The Tycher Employment Agreement provides for certain severance payments to Mr. Tycher, or his beneficiaries, upon death, disability, termination by the Company without cause, or resignation by Mr. Tycher for good reason. Upon a termination on account of death or disability, Mr. Tycher (or his beneficiaries in the case of death) will receive a lump sum payment consisting of accrued and unpaid base salary, expense reimbursement and benefits under the Company’s health and welfare plans through the termination date, any earned but unpaid annual bonus for the previous year, plus a prorated portion of the annual bonus payable for the year of such termination. Upon a termination by the Company without cause or by Mr. Tycher for good reason, whether before or during a change in control period, Mr. Tycher will be entitled to the same benefits as in the event of a termination due to death or disability, as well as (subject to execution of a release of claims) (i) a lump sum cash payment equal to one and one-half (1.5) times the sum of (a) his annual base salary immediately prior to the termination date, and (b) his target bonus for the year during which termination occurs and (ii) COBRA payments for up to 18 months after termination.
Under the terms of the Tycher Employment Agreement, any time on or after July 1, 2018, Mr. Tycher may elect to step down as Chairman of Roseland and continue as non-executive chairman for a reduced salary of $400,000 annually (the “Transition”), provided that any such Transition will not trigger any severance benefits payable under the Tycher Employment Agreement.
Under the Tycher Employment Agreement:
(i)
“cause” is defined as:

(a)
willful and continued failure to use best efforts to substantially perform his duties to the Company (other than any such failure resulting from incapacity due to physical or mental illness) for a period of thirty days after written demand for substantial performance is delivered by the Company specifically identifying the manner in which the Company believes the executive has not substantially performed his duties;

(b)
material and continued failure to comply with obligations under any written policy of the Company as applicable to senior executives for a period of thirty days after written demand for substantial compliance is delivered by the Company specifically identifying the manner in which the Company believes the executive has not substantially complied;

(c)
any act of fraud, embezzlement, misappropriation, or misuse for personal benefit of the assets or property of the Company; or

(d)
a conviction of or plea of “guilty” or “no contest” to a felony under the laws of the United States or any state thereof.

For purposes of the definition of “cause” under the Tycher Employment Agreement, no act, or failure to act, on his part shall be considered “willful” unless done, or omitted to be done, by him (I) not in good faith and (II) without reasonable belief that his action or omission was in furtherance of, or not opposed to, the interests of the Company.
(ii)
“change in control” is defined as the occurrence of any of the following events:

(a)
any “person” or “group” of persons, as such terms are used in Sections 13 and 14 of the Exchange Act, other than the Company, any of its subsidiaries, or any employee benefit plan sponsored by the Company or any of its subsidiaries, becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act) of thirty percent (30%) or more of the issued and outstanding capital stock of the Company immediately prior to such acquisition;

(b)
any shares of capital stock of the Company are purchased pursuant to a tender or exchange offer, other than an offer by the Company, that results in any “person” or “group” of persons, as such terms are used in Sections 13 and 14 of the Exchange Act becoming the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act) of thirty percent (30%) or more of the shares of capital stock of the Company issued and outstanding immediately prior to such tender or exchange offer; or

(c)
the dissolution or liquidation of the Company or the consummation of any merger or consolidation of the Company or any sale or other disposition of all or substantially all of its assets, if the stockholders of the Company immediately prior to such transaction own, directly or indirectly, equity securities (other than options and other rights to acquire equity securities) representing less than thirty percent (30%) of the voting power of the surviving or acquiring entity.

(iii)
“change in control period” is defined as the period commencing on the earlier of (i) the date that a change in control occurs or (ii) the date that the Company enters into a definitive agreement with respect to a transaction, the consummation of which would constitute a change in control (provided it is actually consummated), and in either case ending on the second (2nd) anniversary of the change in control.

(iv)
“disability” is defined as the inability of executive, as a result of any medically determinable physical or mental disease, injury, or congenital condition, to substantially perform his principal duties to the Company, with or without reasonable accommodation, for a continuous period of one-hundred and eighty (180) days, or periods aggregating two-hundred and seventy (270) days in any twelve (12)-month period.

(v)
“good reason” is defined to mean the occurrence of any of the following circumstances without the express written consent of the executive:

(a)
the material diminishment of his authority, duties or responsibilities, it being understood that during a change in control period, good reason shall be deemed to have occurred if the executive is no longer in his position (or a substantially similar position) of the Company or the entity succeeding to the Company’s business following the change in control;

(b)
a material reduction in base salary;

(c)
a material change in the geographic location at which the executive must perform the services under the Tycher Employment Agreement; or

(d)
the failure of the Company to obtain agreement from any successor to assume and agree to perform the Tycher Employment Agreement.

Employment Agreements with David J. Smetana, Ricardo Cardoso and Gary T. Wagner.   The Company has entered into amended and restated employment agreements with Messrs. Smetana, Cardoso and Wagner,

each dated as of November 3, 2020 and effective as of January 1, 2021 (each, an “Officer Employment Agreement” and, collectively, the “Officer Employment Agreements”). Each of the Officer Employment Agreements has a current term expiring on December 31, 2022, subject to automatic renewals for successive one (1)-year periods unless written notice of non-renewal by either party is delivered at least ninety (90) days prior to expiration.
Each of the Officer Employment Agreements provides for the following compensation and benefits:
•
an annual base salary of $550,000 for Mr. Cardoso (effective as of August 1, 2020) and $450,000 for Messrs. Smetana and Wagner;

•
annual cash bonus opportunity to be based on performance goals to be established annually by the Compensation Committee (for fiscal 2021, with a threshold, target, and maximum bonus opportunity of 50%, 100% ,and 150% (200%, in the case of Mr. Cardoso) of base salary, respectively); and

•
in the case of Mr. Cardoso, a one-time performance-based LTIP grant, granted on January 4, 2021, with respect to 167,224 LTIP units (assuming a target level of achievement). The grant is eligible to vest in a range of 0% to 200% of the target award, based on the aggregate value of office properties sold during the performance period (from August 1, 2020, to December 31, 2022), including only office properties sold for not less than 85% of their estimated net asset value (and eligible to vest based on actual performance in the event of Mr. Cardoso’s termination without cause, resignation for good reason, or death or disability, or upon a “change in control”).

Under each of the Officer Employment Agreements, upon a termination of employment on account of death or disability, the officer (or his beneficiaries in the case of death) will receive payments (payable as and when such amounts would have been payable had the officer’s employment not ended) consisting of accrued and unpaid base salary, expense reimbursement and benefits under the Company’s health and welfare plans through the termination date, any earned but unpaid annual bonus for the previous year, plus a prorated portion of the annual bonus payable for the year of such termination. Upon a termination of employment by the Company without cause or by the officer for good reason, subject to the officer signing a release in the form attached to each of the Officer Employment Agreements, the officer will be entitled to the same benefits as in the event of a termination due to death or disability plus a lump sum cash payment equal to one and one-half (1.5) times (the “Severance Multiple”) the sum of such officer’s (i) annual base salary immediately prior to the termination date and (ii) target annual bonus for the year of such termination, provided, however, commencing January 1, 2021, that in the event such termination occurs in a change in control period, the Severance Multiple will be two (2.0) times, and up to an 18-month COBRA subsidy. Under the Officer Employment Agreements, the terms “cause,” “change in control,” “change in control period,” “disability” and “good reason” are substantially the same as defined in the Tycher Employment Agreement.
Long-Term Incentive Plan Award Agreements.   In connection with the grants of time-based LTIP Units (the “Time-Based LTIP Units”) to certain of the Company’s named executive officers (each, a “Grantee”) in 2019, the Company has entered into a 2019 Time-Based Long Term Incentive Plan Award Agreement with each Grantee (collectively, the “Time-Based LTIP Agreements”).
Under the Time-Based LTIP Agreements, any unvested Time-Based LTIP Units held by a Grantee upon termination of his employment will be treated as follows:
(i)
if the Grantee’s employment is terminated due to death, disability, or retirement, all unvested Time-Based LTIP Units held by the Grantee will immediately vest in full as of the date of termination;

(ii)
if the Grantee’s employment is terminated during the term of the Grantee’s employment agreement and not during a change of control period by the Company without cause or by the Grantee for good reason (each, a “Qualified Termination”), the unvested Time-Based LTIP Units held by the Grantee will vest on a pro rata basis based on the number of calendar days that have elapsed from the date of grant of the Time-Based LTIP Units and the date of termination, and all unvested Time-Based LTIP Units that do not become vested will automatically be forfeited, cancelled and become null and void, without payment of any consideration therefor, as of the date of termination;

(iii)
if the Grantee’s employment is terminated in a Qualified Termination during a change of control period, all unvested Time-Based LTIP Units held by the Grantee will immediately vest in full as of the date of such termination;

(iv)
if the Grantee’s employment is terminated after the expiration of the term of the Grantee’s employment agreement but not during a change of control period for any reason other than by the Company for cause, all unvested Time-Based LTIP Units held by the Grantee will immediately vest in full as of the date of such termination; or

(v)
if the Grantee’s employment is terminated other than due to a Qualified Termination or a termination due to death, disability, retirement, by the Company without cause after the expiration of the term of the Grantee’s employment agreement, by the Grantee for any reason after the expiration of the term of Grantee’s employment agreement or, during a change of control period, by the Company without cause or by the Grantee for good reason, all unvested Time-Based LTIP Units held by the Grantee will automatically and without notice be forfeited, cancelled and become null and void, without payment of any consideration therefor, as of the date of termination.

Under the Time-Based LTIP Agreements, notwithstanding the acceleration of vesting of any Time-Based LTIP Units held by the Grantee, as described above, the Grantee will not have the right to transfer or redeem such Time-Based LTIP Units until such dates as of which such Time-Based LTIP Units would have become vested pursuant to the three-year vesting period under the applicable Time-Based LTIP Agreement, absent the Grantee’s death, disability, retirement or Qualified Termination, as applicable.
Notwithstanding the foregoing, the vesting of any Time-Based LTIP Units upon the termination of a Grantee’s employment will be conditioned upon such Grantee (i) executing, and not revoking or breaching prior to the vesting time period under the applicable Time-Based LTIP Agreement, a release of claims in a form required by the Compensation Committee, and (ii) complying with any restrictive covenants, including any restrictions in competitive activities, soliciting service providers or clients, or utilizing confidential information, contained in the Grantee’s employment agreement.
Under the Time-Based LTIP Agreements, the terms “cause,” “change of control,” “disability” and “good reason” have the same meaning as in the applicable employment agreement. The term “change of control period” is defined as the period commencing on the earlier of (i) the date that a change of control occurs or (ii) the date that the Company enters into a definitive agreement with respect to a transaction, the consummation of which would constitute a change of control (provided it is actually consummated), and in either case ending on the second (2nd) anniversary of the change of control. The term “retirement” is defined as the termination of the Grantee’s employment for any reason other than death, disability, termination by the Company for cause or termination by the Grantee for good reason on or after the date that the Grantee has attained sixty (60) years of age and has served as an employee of the Company for at least ten (10) years.
In connection with the grants of performance-based LTIP Units (the “Performance-Based LTIP Units”) to certain of the Company’s named executive officers (each, a “Grantee”) in 2019 and 2020, the Company has entered into a 2019 Performance-Based Long-Term Incentive Plan Award Agreement and a 2020 Performance-Based Long-Term Incentive Plan Award Agreement with each Grantee (collectively, the “Performance-Based LTIP Agreements”).
Under the Performance-Based LTIP Agreements, any unvested Performance-Based LTIP Units held by a Grantee upon termination of his employment will be treated as follows:
(i)
if the Grantee’s employment is terminated by the Company without cause, by the Grantee for good reason, by the Grantee without good reason after the expiration of the term of the Grantee’s then effective employment agreement, or by reason of death, disability or retirement (each, a “Qualified Termination”), prior to the third anniversary of the date of grant (the “Initial Valuation Date”), the unvested Performance-Based LTIP Units held by the Grantee will not be forfeited and will continue to be eligible to vest on the applicable vesting dates, on a pro rata basis, based on the number of calendar days that have elapsed from the date of grant to the date of termination, with satisfaction of the applicable performance criteria to be determined (A) if the date of such

Qualified Termination occurs during the term of the Grantee’s then effective employment agreement, as of the Initial Valuation Date, or (B) if the date of such Qualified Termination occurs after the expiration of the term of the Grantee’s then effective employment agreement, as of the date of such Qualified Termination;
(ii)
if the Grantee’s employment is terminated due to a Qualified Termination after the Initial Valuation Date, all unvested Performance-Based LTIP Units held by the Grantee will vest immediately and automatically, but the Grantee will not have the right to transfer or redeem such Performance-Based LTIP Units until such dates as of which such Performance-Based LTIP Units would have become vested absent a Qualified Termination; and

(iii)
if the Grantee’s employment is terminated other than due to a Qualified Termination, all unvested Performance-Based LTIP Units held by the Grantee will automatically and without notice terminate, be forfeited and become null and void, as of the date of such termination.

Under the 2019 Performance-Based LTIP Agreements, upon the occurrence of a change of control, if (i) a Grantee’s employment is terminated due to a Qualified Termination during a change of control period or (ii) the Company or its successor does not assume, convert, or replace the Performance-Based LTIP Units with a security with substantially the same rights, privileges, preferences of the Performance-Based LTIP Units, then the unvested Performance-Based LTIP Units held by the Grantee will immediately vest based on actual performance measured as of the date of the change of control.
Under the 2020 Performance-Based Long-Term Incentive Plan Award Agreements, upon the occurrence of a change of control, if (i) a Grantee’s employment is terminated due to a Qualified Termination during a change of control period or (ii) the Company or its successor does not assume, convert or replace the Performance-Based LTIP Units with a security with substantially the same rights, privileges, preferences of the Performance-Based LTIP Units, then the number of unvested Performance-Based LTIP Units held by the Grantee that will immediately vest will be equal to the greater of (x) the number of Performance-Based LTIP Units that would vest based on actual performance measured as of the date of the change of control and (y) the number of Performance-Based LTIP Units that would vest upon achievement of the target performance level for each of the Absolute TSR and Relative TSR components of the award.
Notwithstanding the foregoing, the vesting of any Performance-Based LTIP Units upon the termination of a Grantee’s employment or upon a change of control will be conditioned upon the Grantee (i) executing, and not revoking or breaching prior to the vesting time period under the applicable Performance-Based LTIP Agreement, a release of claims in a form required by the Compensation Committee, and (ii) complying with any restrictive covenants, including any restrictions in competitive activities, soliciting service providers or clients, or utilizing confidential information, contained in the applicable employment agreement.
Under the Performance-Based LTIP Agreements, the terms “cause,” “change of control,” “disability” and “good reason” have the same meaning as in the applicable employment agreement. The term “change of control period” is defined as the period commencing on the earlier of (i) the date that a change of control occurs or (ii) the date that the Company enters into a definitive agreement with respect to a transaction, the consummation of which would constitute a change of control (provided it is actually consummated), and in either case ending on the second (2nd) anniversary of the change of control. The term “retirement” is defined as the termination of the Grantee’s employment for any reason other than death, disability, termination by the Company for cause or termination by the Grantee for good reason on or after the date that the Grantee has attained sixty (60) years of age and has served as an employee of the Company for at least ten (10) years.
DeMarco Separation Arrangements.   As described above, Mr. DeMarco’s employment with us ended on July 24, 2020 in connection with his termination without cause. In accordance with his former employment agreement with us, and subject to his execution of a release of claims, Mr. DeMarco was provided with the following severance payments and benefits: (i) a lump sum cash payment equal to two (2.0) times the sum of his base salary and target bonus; (ii) a prorated target bonus for 2020; (iii) an 18-month COBRA subsidy; and (iv) payment of accrued but unused vacation time. In addition, Mr. DeMarco vested in a prorated number of his outstanding time-based LTIP Units based on the portion of the applicable vesting period elapsed as of his termination date and remained eligible to vest in (x) a prorated portion of his outstanding performance-based LTIP units based on the portion of the applicable performance period elapsed as of his termination date and actual performance over the applicable performance period and (y) all of his outstanding 625,000 Class AO LTIP Units based on actual performance over the applicable performance period. Mr. DeMarco’s outstanding stock options were fully vested prior to his termination of employment, but will remain outstanding for the duration of their term. Finally, in exchange for providing us with consulting and transition services through December 31, 2020 pursuant to a Consulting and Cooperation Agreement with us, Mr. DeMarco was provided with vesting credit through December 31, 2020 with respect to his outstanding time-based LTIP Units, which allowed him to vest in an incremental prorated portion of such outstanding awards.
Hilton Separation Arrangements.   As described above, Mr. Hilton’s employment with us ended on September 30, 2020 in connection with his termination without cause. In accordance with his former employment agreement with us, and subject to his execution of a release of claims, Mr. Hilton was provided with the following severance payments and benefits: (i) a lump sum cash payment equal to one and one-half (1.5) times the sum of his base salary and target bonus; (ii) a prorated target bonus for 2020; (iii) an 18-month COBRA subsidy; and (iv) payment of accrued but unused vacation time. In addition, Mr. Hilton vested in a prorated number of his outstanding time-based LTIP Units based on the portion of the applicable vesting period elapsed as of his termination date and remained eligible to vest in a prorated portion of his outstanding performance-based LTIP units based on the portion of the applicable performance period elapsed as of his termination date and actual performance over the applicable performance period.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The following table sets forth information regarding amounts payable to Messrs. Tycher, Smetana, Cardoso, and Wagner pursuant to their respective employment agreements in effect as of December 31, 2020 in connection with a termination of employment or change in control, calculated as if the applicable termination event occurred on December 31, 2020; to Mr. DeMarco in connection with his actual termination of employment with us on July 24, 2020; and to Mr. Hilton in connection with his actual termination of employment with us on September 30, 2020. Except for the termination events set forth in the table below, as of December 31, 2020, the named executive officers were not entitled to any other payments upon a change in control. Except as noted below in the case of Messrs. DeMarco and Hilton, equity award values are calculated based on the closing price of a share of Common Stock on December 31, 2020 ($12.46).
Name	Payments upon termination by Company without cause or by executive for good reason(1)	Payment upon termination due to death or disability(1)	Payments upon termination by the Company without cause or by the executive for good reason within two years of a change in control(1)
MaryAnne Gilmartin(2) Former Interim Chief Executive Officer	—	—	—

Marshall B. Tycher Chairman, Roseland Residential Trust	$4,092,476(3)	$1,617,034(4)	$4,431,175(5)

David J. Smetana Chief Financial Officer	$1,631,230(6)	$281,260(7)	$1,694,003(8)

Ricardo Cardoso Chief Investment Officer	$1,947,178(9)	$337,891(10)	$2,015,783(11)

Gary T. Wagner General Counsel and Secretary	$1,628,058(12)	$337,891(10)	$1,696,663(13)

Michael J. DeMarco Former Chief Executive Officer	$7,404,109(14)	—	—

Nicholas A. Hilton Former Executive Vice President of Leasing	$1,981,447(15)	—	—

(1)
The terms “cause,” “good reason,” “disability” and “change in control” have the meanings ascribed to such terms in the applicable agreements.

(2)
Ms. Gilmartin would not have been entitled to any separation pay or benefits if her appointment as our interim Chief Executive Officer had ended on December 31, 2020. However, as described above under “Interim Chief Executive Officer Compensation Arrangements,” the portion of the fully vested option granted to MAG Partners subject to stockholder approval of an increase in the reserve under the 2013 Plan would have been cashed out for its “spread value” if a change in control had occurred on or prior to the date of our 2021 Annual Meeting ($0 at December 31, 2020, at which the option’s exercise price exceeded the closing price of our Common Stock).

(3)
Amount includes: (i) an aggregate severance payment of $2,700,000; (ii) immediate vesting of 55,762 LTIP Units subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $694,795; (iii) vesting of 52,647 LTIP Units subject to performance-based vesting, based on performance below the Threshold level for Absolute TSR and Relative TSR for awards granted in 2019 and 2020 and below the Threshold level for Absolute TSR and at the Target level for Relative TSR for awards granted in 2018, and as adjusted on a pro rata basis for time of service from the applicable grant date through December 31, 2020, valued at $655,982; and (iv) the continuation of health insurance coverage for a period of 18 months, valued at approximately $41,699.

(4)
Amount includes: (i) immediate vesting of 77,131 LTIP Units subject to time-based vesting, valued at $961,052; and (ii) vesting of 52,647 LTIP Units subject to performance-based vesting, based on performance below the Threshold level for Absolute TSR and Relative TSR for awards granted in 2019 and 2020 and below the Threshold level for Absolute TSR and at the Target level for Relative TSR for awards granted in 2018, and as adjusted on a pro rata basis for time of service from the applicable grant date through December 31, 2020, valued at $655,982.

(5)
Amount includes: (i) an aggregate severance payment of $2,700,000; (ii) immediate vesting of 77,131 LTIP Units subject to time-based vesting, valued at $961,052; (iii) immediate vesting of 58,461 LTIP Units subject to performance-based vesting, based on performance below the Threshold level for Absolute TSR and Relative TSR for awards granted in 2019 and 2020 and below the Threshold level for Absolute TSR and at the Target level for Relative TSR for awards granted in 2018, valued at $728,424; and (iv) the continuation of health insurance coverage for a period of 18 months, valued at approximately $41,699.

(6)
Amount includes: (i) an aggregate severance payment of $1,350,000; (ii) immediate vesting of 13,278 LTIP Units subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $165,444; (iii) vesting of 4,786 LTIP Units subject to performance-based vesting, based on performance below the Threshold level for Absolute TSR and Relative TSR for awards granted in 2019 and 2020 and below the Threshold level for Absolute TSR and at the Target level for Relative TSR for awards granted in 2018, and as adjusted on a pro rata basis for time of service from the applicable grant date through December 31, 2020, valued at $59,634; and (iv) the continuation of health insurance coverage for a period of 18 months, valued at approximately $56,152.

(7)
Amount includes: (i) immediate vesting of 17,787 LTIP Units subject to time-based vesting, valued at $221,626; and (ii) vesting of 4,786 LTIP Units subject to performance-based vesting, based on performance below the Threshold level for Absolute TSR and Relative TSR for awards granted in 2019 and 2020 and below the Threshold level for Absolute TSR and at the Target level for Relative TSR for awards granted in 2018, and as adjusted on a pro rata basis for time of service from the applicable grant date through December 31, 2020, valued at $59,634.

(8)
Amount includes: (i) an aggregate severance payment of $1,350,000; (ii) immediate vesting of 17,787 LTIP Units subject to time-based vesting, valued at $221,626; (iii) immediate vesting of 5,315 LTIP Units subject to performance-based vesting, based on performance below the Threshold level for Absolute TSR and Relative TSR for awards granted in 2019 and 2020 and below the Threshold level for Absolute TSR and at the Target level for Relative TSR for awards granted in 2018, valued at $66,225; and (iv) the continuation of health insurance coverage for a period of 18 months, valued at approximately $56,152.

(9)
Amount includes: (i) an aggregate severance payment of $1,650,000; (ii) immediate vesting of 15,934 LTIP Units subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $198,538; (iii) vesting of 6,382 LTIP Units subject to performance-based vesting, based on performance below the Threshold level for Absolute TSR and Relative TSR for awards granted in 2019 and 2020 and below the Threshold level for Absolute TSR and at the Target level for Relative TSR for awards granted in 2018, and as adjusted on a pro rata basis for time of service from the applicable grant date through December 31, 2020, valued at $79,520; and (iv) the continuation of health insurance coverage for a period of 18 months, valued at approximately $19,120.

(10)
Amount includes: (i) immediate vesting of 20,736 LTIP Units subject to time-based vesting, valued at $258,371; and (ii) vesting of 6,382 LTIP Units subject to performance-based vesting, based on performance below the Threshold level for Absolute TSR and Relative TSR for awards granted in 2019 and 2020 and below the Threshold level for Absolute TSR and at the Target level for Relative TSR for awards granted in 2018, and as adjusted on a pro rata basis for time of service from the applicable grant date through December 31, 2020, valued at $79,520.

(11)
Amount includes: (i) an aggregate severance payment of $1,650,000; (ii) immediate vesting of 20,736 LTIP Units subject to time-based vesting, valued at $258,371; (iii) immediate vesting of 7,086 LTIP Units subject to performance-based vesting, based on performance below the Threshold level for Absolute TSR and Relative TSR for awards granted in 2019 and 2020 and below the Threshold level for Absolute TSR and at the Target level for Relative TSR for awards granted in 2018, valued at $88,292; and (iv) the continuation of health insurance coverage for a period of 18 months, valued at approximately $19,120.

(12)
Amount includes: (i) an aggregate severance payment of $1,350,000; (ii) immediate vesting of 15,934 LTIP Units subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $198,538; and (iii) vesting of 6,382 LTIP Units subject to performance-based vesting, based on performance below the Threshold level for Absolute TSR and Relative TSR for awards granted in 2019 and 2020 and below the Threshold level for Absolute TSR and at the Target level for Relative TSR for awards granted in 2018, and as adjusted on a pro rata basis for time of service from the applicable grant date through December 31, 2020, valued at $79,520.

(13)
Amount includes: (i) an aggregate severance payment of $1,350,000; (ii) immediate vesting of 20,736 LTIP Units subject to time-based vesting, valued at $258,371; and (iii) immediate vesting of 7,086 LTIP Units subject to performance-based vesting, based on performance below the Threshold level for Absolute TSR and Relative TSR for awards granted in 2019 and 2020 and below the Threshold level for Absolute TSR and at the Target level for Relative TSR for awards granted in 2018, valued at $88,292.

(14)
Amount includes the actual payments and benefits to which Mr. DeMarco became entitled in connection with his separation of employment with us, as further described above under “DeMarco Separation Arrangements,” including: (i) an aggregate severance payment of $4,400,000; (ii) a prorated target bonus payment of $787,978; (iii) an 18-month COBRA subsidy, valued at approximately $33,782; (iv) immediate vesting of 64,535 time-based LTIP units upon termination, valued at $928,659 using a closing price of the Common Stock on July 24, 2020, the date of Mr. DeMarco’s termination, of $14.39; (v) vesting of an additional 15,136 time-based LTIP Units on December 31, 2020, at the conclusion of Mr. DeMarco’s consulting arrangement with us, valued at $188,595; and (vi) payout of accrued but unused vacation time in the amount of $65,753. In addition, as described above under “DeMarco Separation Arrangements,” Mr. DeMarco remains eligible to vest in all 625,000 of his Class AO LTIP Units (which have no value unless and until our Common Stock reaches a trading price of at least $21.46, and in 427,928 performance-based LTIP Units based on actual performance through the end of the applicable three year performance periods and may be realized in the future. Based on actual performance as of December 31, 2020, only 80,204 performance-based LTIP Units valued at $999,342 using a closing price of the Common Stock on December 31, 2020 would have been eligible to vest as of December 31, 2020, based on performance below the Threshold level for Absolute TSR and Relative TSR for awards granted in 2019 and 2020 and below the Threshold level for Absolute TSR and at the Target level for Relative TSR for awards granted in 2018, and as adjusted on a pro rata basis for time of service from the applicable grant date through December 31, 2020, and this value is included in the table above.
(15)
Amount includes the actual payments and benefits to which Mr. Hilton became entitled in connection with his separation of employment with us, as further described above under “Hilton Separation Arrangements,” including: (i) an aggregate severance payment of $1,350,000; (ii) a prorated target bonus payment of $336,885; (iii) an 18-month COBRA subsidy, valued at approximately $54,773; (iv) immediate vesting of 11,785 time-based LTIP units upon termination, valued at $148,727 using a closing price of the Common Stock on September 30, 2020, the date of Mr. Hilton’s termination, of $12.62; and (v) payout of accrued but unused vacation time in the amount of $36,986. In addition, as described above under “Hilton Separation Arrangements,” Mr. Hilton remains eligible to vest in 34,144 performance-based LTIP Units based on actual performance through the end of the applicable three-year performance periods and may be realized in the future. Based on actual performance as of September 30, 2020, only 4,340 performance-based LTIP Units valued at $54,076 using a closing price of the Common Stock on September 30, 2020 would have been eligible to vest as of September 30, 2020, based on performance below the Threshold level for Absolute TSR and Relative TSR for awards granted in 2019 and 2020 and below the Threshold level for Absolute TSR and at the Target level for Relative TSR for awards granted in 2018, and as adjusted on a pro rata basis for time of service from the applicable grant date through September 30, 2020, and this value is included in the table above.

CEO PAY RATIO
Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K promulgated by the SEC thereunder requires the Company to disclose the median of the annual total compensation of all employees, excluding the chief executive officer, and the ratio of the median of the annual total compensation of all employees to the annual total compensation of the chief executive officer. In 2020, we identified the median employee using our employee population on December 31, 2020 and based on each employee’s total compensation, using the same elements of compensation reportable in the Summary Compensation Table for named executive officers as the “consistently applied compensation measure” under Item 402(u) of Regulation S-K. We did not perform adjustments to the compensation paid to part-time employees to calculate what they would have been paid on a full-time basis. We did not make any assumptions, adjustments, or estimates other than annualizing the compensation for any permanent (full-time or part-time) employees that were not employed by us for all of 2020. We then calculated the 2020 total compensation for the 2020 median employee using the same methodology as required for the 2020 Summary Compensation Table.
In 2020, the total compensation of our median employee, excluding the chief executive officer, as calculated using Summary Compensation Table requirements, was $92,136; the total compensation for Ms. Gilmartin, who was serving as our interim chief executive officer on December 31, 2020, the date that our median employee was identified, was $1,783,244, as reported in the Summary Compensation Table; and the ratio of the interim chief executive officer’s total compensation for 2020 to the 2020 total compensation for the median employee was 19-to-1.
EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes information, as of December 31, 2020, relating to equity compensation plans of the Company (including individual compensation arrangements) pursuant to which equity securities of the Company are authorized for issuance.
Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights	(b) Weighted Average Exercise Price of Outstanding Options and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))
Equity Compensation Plans Approved by Stockholders	1,650,469(2)	16.79(3)	717,155
Equity Compensation Plans Not Approved by Stockholders(1)	17,854	N/A	N/A(4)
Total	1,668,323	N/A	717,155

(1)
The only plan included in the table that was adopted without stockholder approval was the Directors’ Deferred Compensation Plan. See Note 15: Mack-Cali Realty Corporation Stockholders’ Equity and Mack-Cali Realty, L.P.’s Partners’ Capital — Deferred Stock Compensation Plan For Directors, to the Company’s financial statements beginning on page 131 of the 2020 Annual Report.

(2)
Includes 52,974 shares of unvested restricted Common Stock, 625,000 Class AO LTIP Units, and 972,495 unexercised options.

(3)
Weighted average exercise price of outstanding options; excludes restricted Common Stock and LTIP Units.

(4)
The Directors’ Deferred Compensation Plan does not limit the number of stock units issuable thereunder, but applicable SEC and NYSE rules restricted the aggregate number of stock units issuable thereunder to one percent (1%) of the Company’s outstanding shares when the plan commenced on January 1, 1999.

COMPENSATION OF DIRECTORS
Directors’ Fees.   In 2020, each non-employee director was paid an annual fee of $65,000, plus $1,500 for attendance at, or telephonic participation in, any board or committee meeting. The Chair of each of the Audit Committee, the Executive Committee, the Nominating and Corporate Governance Committee and the Compensation Committee was paid an additional annual fee of $15,000 in 2020, and the Lead Independent Director was paid an additional annual fee of $40,000 in 2020. Each director also was reimbursed for expenses incurred in attending board and committee meetings. For fiscal year 2020, the Company’s non-employee directors received directors’ fees or fee equivalents (see “Compensation of Directors — Directors’ Deferred Compensation Plan” below) in the amounts set forth in the table below.
Directors’ Deferred Compensation Plan.   Pursuant to the Amended and Restated Directors’ Deferred Compensation Plan, originally effective as of January 1, 1999 (the “Directors’ Deferred Compensation Plan”), each non-employee director is entitled to defer all or a specified portion of the annual fee to be paid to such director. The account of a director who elects to defer such compensation under the Directors’ Deferred Compensation Plan is credited with the hypothetical number of stock units, calculated to the nearest thousandths of a unit, determined by dividing the amount of cash compensation deferred on the quarterly deferral date by the closing market price of the Common Stock on such quarterly deferral date. Any stock dividend declared by the Company on Common Stock results in a proportionate increase in units in the director’s account as if such director held shares of Common Stock equal to the number of units in such director’s account. Payment of a director’s account may only be made in a lump sum in shares of Common Stock equal to the number of units in a director’s account after either the director’s service on the Board of Directors has terminated or there has been a change in control of the Company. On December 9, 2008, the Directors’ Deferred Compensation Plan was amended and restated to conform to the requirements of Section 409A of the Code. In 2020, Alan R. Batkin, Frederic Cumenal, Nori Gerardo Lietz, William L. Mack, Mahbod Nia, and Irvin D. Reid, elected to receive a portion of their respective cash fees earned in 2020 in the form of deferred stock units under the Directors’ Deferred Compensation Plan.
Directors’ Stock Incentive Plan.   The Company has one equity compensation plan pursuant to which equity compensation awards to non-employee members of the Board of Directors may be made: the 2013 Plan. On July 7, 2020, each then-serving non-employee member of the Board of Directors was granted shares of restricted Common Stock with an approximate grant-date fair value of $90,000 under the 2013 Plan. These restricted shares will vest on the date of the 2021 Annual Meeting of Stockholders.
2020 Director Compensation
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Tammy K. Jones, Lead Director(3)	103,035	89,997	193,032
Alan R. Batkin	101,783	89,997	191,780
Michael Berman(3)	67,393	89,997	157,390
Alan S. Bernikow(4)	96,824	—	96,824
Frederic Cumenal	144,533	89,997	234,530
MaryAnne Gilmartin(5)	53,239	89,997	143,236
A. Akiva Katz(3)	101,143	89,997	194,140
Nori Gerardo Lietz	104,783	89,997	194,780
William L. Mack(4)	59,286	—	59,286
Lisa Myers(4)	97,944	—	97,944
Mahbod Nia(3)	101,143	89,997	191,140
Laura H. Pomerantz(4)	115,786	—	115,786
Irvin D. Reid(4)	137,544	—	137,544
Rebecca Robertson(4)	81,286	—	81,286
Howard Stern(3)	56,893	89,997	146,890

(1)
Of the cash fees earned or paid in 2020, the following amounts were paid in deferred stock units in lieu of cash pursuant to elections made by each such director: Mr. Batkin: $73,283; Mr. Cumenal: $73,283; Ms. Lietz: $73,283; Mr. Nia: $35,893; and Mr. Reid: $20,000.
(2)
On July 1, 2020, each then-serving non-employee member of the Board of Directors was granted 5,886 shares of restricted Common Stock. The grant date fair value of these shares calculated in accordance with ASC 718 was $15.12 per share. For a discussion of the Company’s assumptions and accounting treatment of its equity compensation awards, see Note 2: Significant Accounting Policies — Stock Compensation, to the Company’s financial statements beginning on page 94 of the 2020 Annual Report.

(3)
Ms. Jones and Messrs. Berman, Katz, Nia, and Stern were appointed to the Board of Directors on June 12, 2020.

(4)
Messrs. Bernikow, William L. Mack, and Reid and Mses. Myers, Pomerantz, and Robertson each resigned from the Board of Directors on June 12, 2020.

(5)
Compensation reported in this table for Ms. Gilmartin relates solely to her service as a non-employee director in fiscal 2020 prior to her appointment as our interim Chief Executive Officer. For compensation in respect of her service as interim Chief Executive Officer, please refer to the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement.

PROPOSAL NO. 2
APPROVAL OF THE MACK-CALI REALTY CORPORATION
AMENDED AND RESTATED 2013 INCENTIVE STOCK PLAN
The Board of Directors of the Company adopted at its meeting on April 26, 2021, subject to stockholder approval, the Mack-Cali Realty Corporation Amended and Restated 2013 Incentive Stock Plan (the “Amended and Restated 2013 Plan”). The Amended and Restated 2013 Plan is substantially the same as the Mack-Cali Realty Corporation 2013 Incentive Stock Plan originally approved by stockholders of the Company on May 15, 2013 (the “Original Plan”) and gives the Company the ability to grant stock options, performance shares, performance share units, stock appreciation rights (“SARs”), restricted stock, unrestricted stock, restricted stock units and phantom stock units, including long-term incentive plan units (“LTIP Units”) of limited partnership interests in Mack-Cali Realty, L.P. (collectively, “Awards”) to key employees, consultants, advisors and non-employee members of the Board of Directors of the Company and its subsidiaries. The Amended and Restated 2013 Plan will make 1,965,000 additional shares of our Common Stock available for issuance while implementing a number of best practices that protect the interests of our stockholders. We believe that the adoption of the Amended and Restated 2013 Plan is necessary in order to allow continued utilization of equity awards to attract, retain and motivate employees and to further align the interests of our employees with the best interests of the Company and those of our stockholders. The material features of, and changes to, the Amended and Restated 2013 Plan are summarized below, which summary is qualified in its entirety by reference to the complete text of the Amended and Restated 2013 Plan, a copy of which is attached as Annex A to this Proxy Statement.
Overview of Principal Changes to the Original Plan
Increase in the Number of Available Shares.   The Amended and Restated 2013 Plan seeks to make an additional 1,965,000 shares available for issuance under the plan. We anticipate that this increase in available shares will be sufficient to cover all grants made over the next one to two years. In addition, the Amended and Restated 2013 Plan now provides that new shares issued in respect of previously issued shares that were forfeited to pay the exercise price of options will be deducted from the number of shares available for future awards under the plan.
Elimination of Automatic Equity Grants to Directors.   The Original Plan provided that a non-employee director would receive an automatic equity grant upon his or her initial election to the Board of Directors. The Amended and Restated 2013 Plan eliminates the provision for this automatic equity grant.
Elimination of Single-Trigger Change in Control Vesting.   Upon a change in control, the default provisions of the Original Plan would accelerate the vesting of equity awards unless the Award agreement provided otherwise. The Company’s current equity compensation practices only provide for accelerated vesting upon a double-trigger change in control where there is both a change in control and a termination of employment or if the successor entity does not assume or continue the awards. The Amended and Restated 2013 Plan eliminates the default single-trigger accelerated vesting provisions of the Original Plan.
Burn Rate Information
Award Type	2018	2019	2020
Options Granted			330,000(1)
Appreciation Only LTIP Awards Granted		625,000
Time-Based Full-Value Awards Granted	252,281	215,837	52,974
Performance-Based Full Value Awards Earned(2)	0	0	0
Total (A)	252,281	840,837	382,974
Weighted Average Common Shares and Units Outstanding (B)(3)	100,592,571	100,408,304	100,059,712	Three-Year Average
Burn Rate (A/B)	0.25%	0.84%	0.38%	0.49%

(1)
Including 157,505 options that were granted subject to stockholder approval of the Amended and Restated 2013 Plan.

(2)
Performance-based awards granted during fiscal years 2018, 2019, and 2020, assuming the maximum number of units earned, were 651,928, 392,476, and 1,287,568 LTIP units, respectively. No performance based-awards were earned in fiscal years 2018, 2019, or 2020.

(3)
The weighted average number of shares of Common Stock of the Company as of December 31, 2018, 2019 and 2020 was 90,388,163, 90,556,797 and 90,648,369, respectively. The weighted average number of common units of the Operating Partnership as of December 31, 2018, 2019 and 2020 was 10,204,408, 9,851,507 and 9,411,343, respectively.

Outstanding Equity Information
Set forth below is the number of shares available for issuance pursuant to outstanding and future equity awards under the Original Plan as of December 31, 2020:
Stock Options/Appreciation Awards Outstanding(1)	1,755,000
Weighted Average Exercise Price	$18.56
Weighted Average Remaining Term	6.74
Full-Value Awards Outstanding(2)	2,036,130
Shares Remaining for Future Grant	717,155
Additional Share Request	1,965,000
Total Overhang	6.2%

(1)
Includes 1,130,000 stock options outstanding (including 157,505 options that are subject to stockholder approval of the Amended and Restated 2013 Plan), with a weighted average exercise price of $16.95 and a weighted average remaining term of 5.93 years, and 625,000 Appreciation Only LTIP Units (“AO LTIP Units”) outstanding, with a conversion price of $21.46 and a remaining term of 8.2 years. The number of common units into which vested AO LTIP Units may be converted is determined based on the quotient of (i) the excess of the fair market value of the Common Stock on the conversion date over the $21.46 conversion price, divided by (ii) the fair market value of the Common Stock on the conversion date.

(2)
As of December 31, 2020, includes 210,906 unvested LTIP Units subject to time-based vesting conditions, 1,512,023 unvested LTIP Units subject to performance-based vesting conditions, 52,974 unvested shares of restricted stock subject to time-based vesting conditions, and 260,227 vested LTIP Units that have not yet been converted to common units redeemable for shares of Common Stock.

The aggregate shares shown in the table above represent a fully-diluted overhang of approximately 4.2% based on a weighted average of 90,648,369 shares of Common Stock and 9,411,343 common units outstanding as of December 31, 2020. If the Amended and Restated 2013 Plan is approved, the additional 1,965,000 shares available for issuance would increase the overhang to approximately 6.2%. The Company calculates the fully diluted “overhang” as the total of (a) shares underlying outstanding awards plus shares available for issuance under future equity awards, divided by (b) the aggregate number of shares of Common Stock and common units outstanding, shares underlying outstanding awards and shares available for issuance under future equity awards. As of the Record Date, there were 90,730,601 shares of common stock and 8,704,804 common units outstanding.
When considering the number of additional shares to add to the Original Plan, the Compensation Committee and the Board of Directors reviewed, among other things, the potential dilution to the Company’s current stockholders as measured by burn rate and overhang, projected future share usage and projected future forfeitures. The projected future usage of shares for long-term incentive awards under the Amended and Restated 2013 Plan was reviewed under scenarios based on a variety of assumptions. Depending on assumptions, the 1,965,000 shares to be added to the Original Plan pursuant to the Amended and Restated 2013 Plan, in combination with the remaining authorized shares and shares added back to the Original Plan from forfeitures of awards granted under the Original Plan, are projected to satisfy the Company’s equity compensation needs for one or two years. In light of the factors considered by the Board of Directors and Compensation Committee, the Board of Directors and Compensation Committee believe that this number of shares represents reasonable potential equity dilution and provides a significant incentive for officers, employees, and non-employee directors to increase the value of the Company for all stockholders. The Compensation Committee is committed to effectively managing the number of shares reserved for issuance under the Amended and Restated 2013 Plan while minimizing stockholder dilution.

In light of the factors described above, and the fact that our ability to continue to grant equity and equity-based compensation is vital to our ability to continue to attract and retain key personnel in the labor markets in which we compete, the Board has determined that the size of the share reserve under the Amended Plan is reasonable and appropriate at this time. If the Company’s stockholders do not approve the Amended and Restated 2013 Plan, the Company’s future ability to issue appropriate equity compensation to hire and retain talent will be significantly limited, which could have an adverse impact on the Company’s ability to retain its workforce and, ultimately, on its business. Additionally, replacing equity compensation with cash-settled awards could increase compensation expense and contribute to greater volatility in the Company’s reported earnings. Under current accounting rules, the Company would be required to mark-to-market any cash-settled awards that are indexed to the value of the Company’s Common Stock. This would cause fluctuations in the Company’s results and, if the Company’s stock price appreciates, an increase in employee compensation expense.
New Plan Benefits
On July 24, 2020, in connection with the appointment of Ms. Gilmartin as our interim chief executive officer, MAG Partners 2.0 LLC (an entity wholly owned by Ms. Gilmartin) was granted 230,000 stock options with an exercise price of $14.39 per share (the “Regular Options”) and 100,000 stock options with an exercise price of $20.00 per share (the “Premium Options”). Although all of the stock options were fully vested, 57,505 of the Regular Options and all 100,000 Premium Options (together, the “Approval-Subject Options”) were granted expressly subject to and conditioned upon (and may not be exercised, in whole or in part, until) the approval by the Company’s stockholders of the Amended and Restated 2013 Plan. If the Amended and Restated 2013 Plan is approved by stockholders at the Annual Meeting, 157,505 shares authorized for issuance under the Amended and Restated 2013 Plan will be allocated to the Approval-Subject Options. If the Amended and Restated 2013 Plan is not approved by the Company’s stockholders at the Annual Meeting, then the Approval-Subject Options shall be forfeited, cancelled and terminated.
On April 21, 2021, as part of the Company’s long-term incentive compensation program, the Compensation Committee approved equity-based awards for the Company’s executive officers and other senior officers of the Company in the form of restricted stock units (“RSUs”) subject to time-based vesting conditions (“TRSUs”) and RSUs subject to performance-based vesting conditions (“PRSUs”). The TRSUs granted also include an “outperformance feature” whereby additional RSUs (the “OPRSUs”) may be earned in an amount up to an additional 100% of the TRSUs, based on the Company’s achievement of superior results for AFFO during the three-year performance period of the TRSUs. The OPRSUs were granted expressly subject to and conditioned upon (and may not be exercised or converted, in whole or in part, until) the approval by the Company’s stockholders of the Amended and Restated 2013 Plan. If the Amended and Restated 2013 Plan is approved by stockholders at the Annual Meeting, 291,948 shares authorized for issuance under the Amended and Restated 2013 Plan will be allocated to the OPRSUs. If the Amended and Restated 2013 Plan is not approved by the Company’s stockholders at the Annual Meeting, then the OPRSUs shall be forfeited, cancelled and terminated.
Except as otherwise set forth in the table below, because future Awards under the Amended and Restated 2013 Plan will be granted at the discretion of the Committee, the type, number, recipients and other terms of such Awards cannot be determined at this time. The table below sets forth the Approval-Subject Options and OPRSUs that were granted expressly subject to and conditioned upon stockholder approval of the Amended and Restated 2013 Plan.
Name and Position	Dollar Value ($)(1)	Number of Units (#)
MaryAnne Gilmartin	—	157,505
Former Interim Chief Executive Officer
Mahbod Nia	2,000,000	122,926
Chief Executive Officer
Marshall B. Tycher	900,000	55,317
Chairman of Roseland
David J. Smetana	350,000	21,512
Chief Financial Officer
Gary T. Wagner	250,00i0	15,366
General Counsel and Secretary
Current executive officers as a group	3,587,500	220,498
Employees (other than executive officers) as a group	1,162,501	71,451

(1)
Value determined based on grant date fair value of the underlying TRSU calculated in accordance with FASB ASC Topic 718.

Summary of the Provisions of the Amended and Restated 2013 Plan
The following summary briefly describes the material features of the Amended and Restated 2013 Plan and is qualified, in its entirety, by the specific language of the Amended and Restated 2013 Plan, a copy of which is attached hereto as Annex A.
Shares Available.   The Board of Directors has authorized, subject to stockholder approval, an additional 1,965,000 shares of Common Stock for issuance under the Amended and Restated 2013 Plan, or a total of 6,565,000 shares of Common Stock, subject to adjustments as described below. The maximum number of shares with respect to which incentive stock options may be granted is 6,565,000. In the event of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any similar change in the capital structure of the Company, appropriate adjustments will be made to the shares subject to the Amended and Restated 2013 Plan and to any outstanding Awards. Shares available for Awards under the Amended and Restated 2013 Plan may be either authorized and unissued shares or shares purchased on the open market by the Company.
Shares subject to an award granted under the Amended and Restated 2013 Plan shall become available for new grants upon forfeiture, termination or cancellation of the award, provided, however, that shares that are forfeited, terminated or canceled in payment of the exercise price for such Award or to satisfy the applicable tax withholding obligation upon exercise, payment or settlement of the Award, or Awards that, although denominated in shares, are settled in cash (e.g. cash-settled phantom stock units or SARs), shall not be available for future grants under the Amended and Restated 2013 Plan, and in the case of a stand-alone SAR, the total number of shares covered by the SAR, and not merely the number actually issued, shall be counted against the available shares under the Amended and Restated 2013 Plan.
Administration.   The Amended and Restated 2013 Plan is administered by the Executive Compensation and Option Committee of the Board of Directors of the Company or such other committee as may be appointed by the Board of Directors to administer the Amended and Restated 2013 Plan (“Committee”). The Committee will consist of at least two members who are non-employee directors within the meaning of Rule 16b-3 under the Exchange Act. With respect to the participation of individuals who are subject to Section 16 of the Exchange Act, the Amended and Restated 2013 Plan is administered in compliance with the requirements of Rule 16b-3 under the Exchange Act. Subject to the provisions of the Amended and Restated 2013 Plan, the Committee determines the persons to whom grants of options, SARs, shares of restricted stock or unrestricted stock, performance shares, restricted stock units, performance share units and phantom stock units are to be made, the number of shares of Common Stock, or phantom stock units, as the case may be, to be covered by each grant and all other terms and conditions of the grant. If an option is granted, the Committee determines whether the option is an incentive stock option or a non-qualified stock option, the option’s term, vesting and exercisability, the amount and type of consideration to be paid to the Company upon the option’s exercise and the other terms and conditions of the grant. Subject to the provisions of the Plan, the terms and conditions of all other Awards are also determined by the Committee. The Committee has the responsibility to interpret the Amended and Restated 2013 Plan and to make determinations with respect to all Awards granted under the Amended and Restated 2013 Plan. All determinations of the Committee are final and binding on all persons having an interest in the Amended and Restated 2013 Plan or in any award made under the Amended and Restated 2013 Plan. The costs and expenses of administering the Amended and Restated 2013 Plan are borne by the Company.
Eligibility.   Eligible individuals include key employees, which may include all or substantially all employees (including officers and directors of the Company who are also employees), consultants or advisors of the Company or its subsidiaries whose efforts, in the judgment of the Committee, are deemed worthy of encouragement to promote the growth and success of the Company. Non-employee members of the Board of Directors of the Company are also eligible to participate in the Amended and Restated 2013 Plan. Non-employee directors of the Company’s subsidiaries may be eligible if so designated by the Company’s Board of Directors. All eligible individuals may receive one or more Awards under the Amended and Restated 2013 Plan, upon the terms and conditions set forth in the Amended and Restated 2013 Plan. As of April 16, 2021, approximately 262 full-time employees and 8 non-employee directors are eligible to receive Awards under the Amended and Restated 2013 Plan. At this time, there are no individuals who are consultants or advisors that are eligible to receive Awards under the Amended and Restated 2013 Plan. There is no assurance that an otherwise eligible individual will be selected by the Committee to receive an Award under the Amended and Restated 2013 Plan.
Because future Awards under the Amended and Restated 2013 Plan will be granted at the discretion of the Committee, the type, number, recipients and other terms of such Awards cannot be determined at this time, except as otherwise set forth under “New Plan Benefits,” above. Information regarding the Company’s recent practices with respect to annual, long-term and stock-based compensation under other plans and stock options under such plans is presented above in this Proxy Statement. See “Compensation Discussion and Analysis” herein and note 16 to the Company’s financial statements in the 2020 Annual Report.
Stock Options and SARs.   Under the Amended and Restated 2013 Plan, the Committee is authorized to grant both stock options and SARs. Stock options may be either designated as non-qualified stock options or incentive stock options. Incentive stock options, which are intended to meet the requirements of Section 422 of the Internal Revenue Code such that a participant can receive potentially favorable tax treatment, may only be granted to employees. Therefore, any stock option granted to consultants, advisors, and non-employee directors are non-qualified stock options. The tax treatment of incentive and non-qualified stock options is generally described later in this summary. SARs may be granted either alone or in tandem with a stock option. A SAR entitles the participant to receive the excess, if any, of the fair market value of a share on the exercise date over the strike price of the SAR. This amount may be payable in cash or shares of Common Stock. In general, if a SAR is granted in tandem with an option, the exercise of the option will cancel the SAR, and the exercise of the SAR will cancel the option. Any shares that are canceled in connection with a tandem option/SAR will not be made available for future Awards. The Committee, in its sole discretion, determines the terms and conditions of each stock option and SAR granted under the Amended and Restated 2013 Plan, including the grant date, option or strike price (which, in no event, will be less than the par value of a share), whether a SAR is paid in cash or shares, the term of each option or SAR, exercise conditions and restrictions, conditions of forfeitures, and any other terms, conditions and restrictions consistent with the terms of the Amended and Restated 2013 Plan, all of which will be evidenced in an individual Award agreement between the participant and the Company. Without stockholder approval, the Committee may not reduce the exercise price of any option, the strike price of any SAR, or the conversion price of any AO LTIP (including granting new options, SARs, or AO LTIPs in exchange or replacement for options, SARs or AO LTIPs with a higher exercise, strike, or conversion price, as applicable) or cause any option, SAR, or AO LTIP to be repurchased or otherwise cancelled in exchange for a payment of any form of consideration, if the option exercise price, SAR strike price, or AO LTIP conversion price is greater than the fair market value of the shares.
Certain limitations apply to options and SARs. The per share exercise price of an option or SAR may not be less than 100% of the fair market value of a share of Common Stock on the date of the option’s or SAR’s grant. The term of an incentive stock option shall generally expire on the tenth anniversary of the date of the option’s grant, but may expire sooner in connection with certain terminations of employment or service. In addition, the per share exercise price of an incentive stock option granted to a person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company must be at least 110% of the fair market value of a share of the Company’s Common Stock on the date of grant and such option shall expire no later than the fifth anniversary of the date of the option’s grant.
Options and SARs granted under the Amended and Restated 2013 Plan become exercisable at such times as may be specified by the Committee. However, the aggregate value (determined as of the grant date) of the shares subject to incentive stock options that may become exercisable by a participant in any year may not exceed $100,000. If a SAR is granted in tandem with an option, the SAR will become exercisable at the same time or times as the option becomes exercisable.
Under certain circumstances, options and SARs may become exercisable prior to the exercise dates described in the preceding paragraph. Unless the Committee determines otherwise, if a participant who is a non-employee director terminates service due to death, disability or retirement, any outstanding option or SAR will become fully exercisable upon such termination. In addition, unless the Committee determines otherwise, if a participant who is a key employee, consultant or advisor terminates employment due to death (or, in the case of a key employee, disability), any outstanding option and SAR will become exercisable to the extent the option or SAR, as applicable, would have become exercisable had the participant’s termination occurred in the calendar year following his or her actual termination.
If a participant who is a non-employee director terminates employment due to death, disability or retirement, the portion of his or her option or SAR Awards that were exercisable at the time of such termination, or which becomes exercisable as described in the paragraph above, may generally be exercised for one year from the date of termination. If a participant who is a key employee, consultant or advisor terminates employment due to death or disability (in the case of a key employee), the portion of his or her option or SAR Awards that was exercisable at the time of such termination, or which becomes exercisable as described in the paragraph above, may generally be exercised for one year from the date of termination. In the case of any other termination, the portion of his or her option or SAR Awards that was exercisable at the time of such termination may generally be exercised for three months from the date of termination. However, if the remainder of the option or SAR term is shorter than the applicable post-termination exercise period, the participant’s rights to exercise the option or SAR will expire at the end of the term. To the extent the Award agreement, or the Amended and Restated 2013 Plan, provides for the term of an option or SAR to expire earlier as a result of a termination of employment or other event, the Committee may extend the period of time during which the Option is exercisable following such event, but not beyond the end of the original term. In addition, if a non-employee director’s service terminates due to cause, all rights under an option or SAR will generally immediately expire, including rights to the exercisable portion of the option or SAR.
Unless limited by the Committee in an Award agreement, payment for shares purchased pursuant to an option exercise may be made (i) in cash, certified check or wire transfer, (ii) subject to the Committee’s approval, in shares already owned by the participant having a fair market value not less than the option price, (iii) through broker-assisted cashless exercise procedures or (iv) subject to the Committee’s approval, by withholding a number of shares with a fair market value equal to the exercise price.
Restricted and Unrestricted Stock.   Under the Amended and Restated 2013 Plan, the Committee is also authorized to make Awards of restricted or unrestricted stock. A restricted or unrestricted stock Award entitles the participant to all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends, unless otherwise determined by the Committee. Before the end of a restricted period and/or lapse of other restrictions established by the Committee, shares received as restricted stock may not be sold, transferred or otherwise disposed of by participants (other than as described in “Transferability Restrictions” below), and may be forfeited in the event of termination of employment. Unrestricted stock are shares of stock that may be either granted, or sold, to a participant in respect of past services or other valid consideration, or in lieu of any cash compensation, and which are generally not subject to vesting or other restrictions, although they may be subject to forfeiture as described under “Forfeiture Events” below. Unless otherwise provided in an Award agreement, the restricted period for full vesting for a grant of restricted stock to a key employee, consultant or advisor will generally not be less than three years (one year if vesting is based upon achievement of performance goals).
An Award of restricted stock will be evidenced by a written agreement between the Company and the participant. The Award agreement will specify the number of shares of Common Stock subject to the award, the nature and/or length of the restrictions, the conditions that will result in the automatic and complete forfeiture of the shares and the time and manner in which the restrictions will lapse, subject to the award holder’s continued employment by the Company, and any other terms and conditions the Committee shall impose consistent with the provisions of the Amended and Restated 2013 Plan. Upon the lapse of the restrictions, the shares of Common Stock subject to the award will become immediately distributable to the participant.
Performance Shares.   The Amended and Restated 2013 Plan allows the Committee to grant restricted stock as performance shares, with restrictions applicable to such performance shares dependent, in whole or in part, based on the extent to which performance goals specified in the Award agreement are achieved by the Company, any subsidiary, division or function or the Company, or the individual participant. The extent to which performance shares vest will be determined by the Committee, in its sole discretion, as a function of the extent to which the corresponding performance goals have been achieved. Except as otherwise provided in the Award agreement, all provisions of the Amended and Restated 2013 Plan applicable to restricted stock shall also apply to performance shares.
Phantom Stock Units and Restricted Stock Units.   The Amended and Restated 2013 Plan allows the Committee to grant phantom stock units, including LTIP Units in Mack-Cali Realty, L.P., and restricted stock units. Phantom stock units entitle a participant to a contractual right to receive, in the future, shares of Common Stock, a cash payment equal to a value of a number of shares of Common Stock or a combination of shares and cash. Restricted stock units are phantom stock units that entitle the participant to the receipt of shares of stock upon the satisfaction of the required vesting requirements set forth in the Award agreement. When granted, the Committee may establish an initial value for each phantom stock unit, which may correspond to the fair market value of a share of Common Stock at the time of grant. The Committee may establish a vesting schedule over which the phantom stock units will become payable, or may establish performance goals to be achieved before payment can be made. If the Committee establishes performance goals, the number of the phantom stock units payable to the participant shall be a function of the extent to which a participant satisfies the performance goals, as determined by the Committee, and the value of each phantom stock unit payable will normally correspond to the fair market value of a share of Common Stock at the time of payment. Participants will not have any rights as stockholders with respect to an Award of phantom stock units, but may, if the Committee determines, be entitled to dividends declared with respect to unit shares vested or earned, but not yet distributed. The Committee may provide participants, at the time of grant or shortly thereafter, the opportunity to defer payment of vested or earned phantom stock units. In addition, the Committee may establish any other terms and conditions of an Award of phantom stock units, including provisions regarding the right of a participant to receive a payout in the event the participant’s employment, consulting arrangement or service as a non-employee director terminates. Unless otherwise provided in an Award agreement, the vesting period for full vesting for a grant of phantom stock or restricted stock units to a key employee, consultant or advisor will generally not be less than three years (one year if vesting is based upon achievement of performance goals).
Transfer of Service.   For purposes of the Amended and Restated 2013 Plan, a participant is not deemed to have incurred a termination of service or employment if the participant’s status as a non-employee director, employee, consultant or advisor terminates and the participant is then, or immediately thereafter becomes, an eligible individual due to another status or relationship with the Company or a subsidiary (e.g., the participant terminates as an employee but continues as a director ).
Fair Market Value.   Under the Amended and Restated 2013 Plan, “fair market value” means the fair market value of the shares based upon the closing price of a share as quoted on the NYSE at the end of the last business day preceding the grant date or other date of determination. If the shares are not then traded on the NYSE or no sale takes place on such day, fair market value of a share will be the average of the closing bid and asked prices for the shares on a national securities exchange or other market system on which the shares are then traded, as reported in the New York edition of The Wall Street Journal. If shares are not readily tradable on a national securities exchange or other market system, fair market value means an amount determined in good faith by the Committee to be the fair market value of the shares.
Change in Control Provisions.   In general, a “change in control” means that any of the following events has occurred, and the Board of Directors has affirmatively elected to treat such event as a Change in Control under the Amended and Restated 2013 Plan: (i) any “person” or “group” of persons, as such terms are used in Sections 13 and 14 of the Exchange Act, other than the Company, any of its subsidiaries, or any employee benefit plan sponsored by the Company or any of its subsidiaries, becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act) of 30% or more of the shares issued and outstanding immediately before such acquisition; (ii) any shares are purchased pursuant to a tender or exchange offer other than an offer by the Company that result in any “person” or “group” of persons, as such terms are used in Sections 13 and 14 of the Exchange Act becoming a “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act) of 30% or more of the shares issued and outstanding immediately prior to such tender or exchange offer; or (iii) the dissolution or liquidation of the Company or the consummation of any merger or consolidation of the Company or any sale or other disposition of all or substantially all of its assets, if the stockholders of the Company immediately before such transaction own, immediately after consummation of such transaction, equity securities (other than options and other rights to acquire equity securities) possessing less than 30% of the voting power of the surviving or acquiring corporation. If an individual participant has an employment or other agreement requiring payments upon a change in control, such agreement may also apply with respect to Awards under the Amended and Restated 2013 Plan.
Transferability Restrictions.   Generally and unless otherwise provided in an Award agreement, shares or rights subject to an Award may not be assigned or transferred other than by will or by the laws of descent and distribution and Awards may be exercised during the participant’s lifetime only by the participant or his or her guardian or legal representative. However, a participant may, if permitted by the Committee, in its sole discretion, transfer an Award, other than certain options, or any portion thereof, to one or more of the participant’s spouse, children or grandchildren, or one or more trusts for the benefit of such family members or partnerships in which such family members and/or trusts are the only partners, or a charitable organization or foundation selected by the participant.
Forfeiture Events.   The Committee may specify in an Award agreement that the participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture (including repurchase of shares of stock for nominal consideration), or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, failure to remit the amounts necessary to satisfy the participant’s tax withholding obligations, termination of employment for cause, termination of the participant’s provision of services to the Company, affiliate, and/or subsidiary, violation of any material Company, affiliate, and/or subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the participant, or other conduct by the participant that is detrimental to the business or reputation of the Company, its affiliates, and/or its subsidiaries.
Awards may also be subject to repayment under the Company’s clawback policy adopted in April 2021. Under this policy, (i) if we are required to restate our financial statements due to material non-compliance by the Company with any financial reporting requirement under the securities laws (other than a restatement due to changes in accounting policy, generally accepted accounting principles or applicable law); (ii) fraud or willful misconduct contributed to the requirement to restate our financial statements; and (iii) a lower incentive-based compensation award would have been made to one of more covered employees based on the restated financial results, then the Board is entitled to recover the overpayment. Covered employees include current and former executive officers and any current or former employee required by the Company to provide backup certifications for quarterly financial reports. The policy permits clawback from any covered employee who received an overpayment, irrespective of whether the executive contributed to the fraud or willful misconduct. The policy applies to any overpayment received after the effective date of the policy, based on the affected consolidated financial statements for up to three years after an incentive-based compensation award is earned.
Termination or Amendment of the Amended and Restated 2013 Plan.   Unless sooner terminated, no Awards may be granted under the Amended and Restated 2013 Plan after the ten year anniversary of the date that the Amended and Restated 2013 Plan is approved by stockholders. The Board of Directors may amend, suspend or terminate the Amended and Restated 2013 Plan at any time, but the Board of Directors may not amend the Amended and Restated 2013 Plan to increase the total number of shares of Common Stock reserved for issuance of Awards or adopt any amendment that would materially increase the cost of the Amended and Restated 2013 Plan to the Company without stockholder approval. In addition, any amendment or modification of the Amended and Restated 2013 Plan which constitutes a material revision of the Amended and Restated 2013 Plan shall be subject to stockholder approval as required by Section 303A.08 of the NYSE Listed Company Manual. No amendment, suspension or termination may deprive any participant of any rights under Awards previously made under the Amended and Restated 2013 Plan without the participant’s written consent.
Other Provisions.   Neither the existence of the Amended and Restated 2013 Plan, nor the granting of an Award thereunder, will be construed to limit, in any way, the right of the Company or its stockholders to elect a person to serve as a director. In addition, nothing in the Amended and Restated 2013 Plan shall be construed to give any director the right to receive an Award under the Amended and Restated 2013 Plan unless the express terms and conditions of the Amended and Restated 2013 Plan are satisfied.
Summary of Federal Income Tax Consequences of the Amended and Restated 2013 Plan
The following summary is intended only as a general guide as to the U.S. federal income tax consequences under current law with respect to participation in the Amended and Restated 2013 Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences of awards made under the Amended and Restated 2013 Plan are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable.
Options and SARs.   There are three points in time when a participant and the Company could potentially incur federal income tax consequences: date of grant, upon exercise and upon disposition. First, when an option or a SAR is granted to a participant, the participant does not generally recognize any income for federal income tax purposes on the date of grant. The Company similarly does not generally have any federal income tax consequences at the date of grant. Second, depending upon the type of option, the exercise of an option may or may not result in the recognition of income for federal income tax purposes. With respect to an incentive stock option, a participant will generally not recognize any ordinary income upon the option’s exercise (except that the alternative minimum tax may apply). However, a participant will generally recognize ordinary income upon the exercise of a non-qualified stock option. In this case, the participant will recognize income equal to the difference between the option price and the fair market value of shares purchased pursuant to the option on the date of exercise. With respect to the exercise of a SAR, the participant must generally recognize ordinary income equal to the cash received (or, if applicable, the value of the shares received).
Incentive stock options are subject to certain holding requirements before a participant can dispose of the shares purchased pursuant to the exercise of the option and receive capital gains treatment on any income realized from the exercise of the option. Satisfaction of the holding periods determines the tax treatment of any income realized upon exercise. If a participant disposes of shares acquired upon exercise of an incentive stock option before the end of the applicable holding periods (called a “disqualifying disposition”), the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the incentive stock option minus the exercise price or (ii) the amount realized upon the disposition of the shares minus the exercise price. Any excess of the fair market value on the date of such disposition over the fair market value on the date of exercise must be recognized as capital gains by the participant. If a participant disposes shares acquired upon the exercise of an incentive stock option after the applicable holding periods have expired, such disposition generally will result in long-term capital gain or loss measured by the difference between the sale price and the participant’s tax “basis” in such shares (generally, in such case, the tax “basis” is the exercise price).
Generally, the Company will be entitled to a tax deduction in an amount equal to the amount recognized as ordinary income by the participant in connection with the exercise of options and SARs. However, the Company is generally not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, if the participant satisfies the requisite holding period with respect to an incentive stock option before disposition to receive the favorable tax treatment accorded incentive stock options, the Company will not be entitled to any tax deduction with respect to an incentive stock option. In the event the participant has a disqualifying disposition with respect to an incentive stock option, the Company will be entitled to a tax deduction in an amount equal to the amount that the participant recognized as ordinary income.
Restricted and Unrestricted Stock and Phantom Stock Unit Awards.   A participant will generally not be required to recognize any income for federal income tax purposes upon the grant of shares of restricted stock that are subject to vesting requirements or phantom stock units. With respect to restricted stock awards, the participant must generally recognize ordinary income equal to the fair market value of the shares at the time the shares become vested. The participant will realize ordinary income with respect to phantom stock units when the participant receives the stock subject to the unit, or the cash value of the stock. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time he or she receives restricted stock (but not phantom stock units) rather than upon vesting. However, if the participant subsequently forfeits such shares he or she would generally not be entitled to any tax deduction or, to recognize a loss, for the value of the shares or property on which he or she previously paid tax. Alternatively, if an Award that results in a transfer to the participant of cash, shares or other property does not contain any restrictions as to their transferability and is not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. The Company generally will be entitled to a deduction for the same amount. A participant who receives a grant of unrestricted stock will generally recognize ordinary income equal to the value of the stock on the date of grant, and the Company will generally be entitled to a deduction in the same amount. (However, grants of LTIP Units are generally intended to be treated as “profits interests” under the U.S. federal income tax rules, which may permit a participant to enjoy more favorable tax treatment than a grant of restricted stock or phantom stock units upon disposition of the LTIP Unit (or any common units or Common Stock into which LTIP Unit may convert).)
Options, SARs, and grants of restricted stock will generally not be considered deferred compensation for purposes of Section 409A of the Internal Revenue Code. Phantom stock units may be subject to Section 409A, in which event the time at which the value of such units may be paid to the participant may be subject to limitations.
Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required for approval of this proposal. Abstentions will be treated as a vote against this proposal. Broker non-votes are not considered votes cast and, therefore, will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION OF THE AMENDED AND RESTATED 2013 PLAN.

PROPOSAL NO. 3
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION
The following proposal gives our stockholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our named executive officers as disclosed in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices with respect to our named executive officers. We are providing this vote as required by Section 14A of the Exchange Act, which was added to the Exchange Act by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. We provide this vote annually based on an election made by our stockholders at our 2017 annual meeting of stockholders, and we will ask our stockholders to vote on the frequency of this advisory vote again at our 2023 annual meeting of stockholders. The Board of Directors believes that the overall design and function of the Company’s executive compensation program is appropriate and effective in aligning the interests of the Company, management and the Company’s stockholders and that management is properly incentivized to manage the Company in a prudent manner. Accordingly, we are asking our stockholders to vote “FOR” the adoption of the following resolution:
“RESOLVED, that the stockholders advise that they approve the compensation of the named executive officers of the Company, as disclosed in the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables, and any related material).”
Although the vote is non-binding, the Board of Directors and the Compensation Committee will review the voting results in connection with their ongoing evaluation of the Company’s executive compensation program.
Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required for approval of this proposal. Abstentions, failures to vote and broker non-votes are not considered votes cast and will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ADVISORY APPROVAL OF THE RESOLUTION SET FORTH ABOVE.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP served as the Company’s independent registered public accountants for the fiscal year ended December 31, 2020, and has been appointed by the Audit Committee to continue as the Company’s independent registered public accountants for the fiscal year ending December 31, 2021. In the event that ratification of this appointment of the Company’s independent registered public accountants is not approved at the Annual Meeting, then the appointment of the Company’s independent registered public accountants will be reconsidered by the Audit Committee. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2021.
A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to respond to appropriate questions.
Your ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2021 does not preclude the Audit Committee from terminating its engagement of PricewaterhouseCoopers LLP and retaining a new independent registered public accounting firm if it determines that such an action would be in the best interests of the Company. If the Company elects to retain a new independent registered public accounting firm, it is expected that such independent registered public accountants will be another “Big 4” accounting firm.
The Company was billed for professional services rendered in 2020 by PricewaterhouseCoopers LLP, the details of which are disclosed below.
Pre-Approval Policies and Procedures
Pursuant to its charter, the Audit Committee has the sole authority to appoint or replace the Company’s independent registered public accountants (subject, if applicable, to stockholder ratification). The Audit Committee is directly responsible for the compensation and oversight of the work of the Company’s independent registered public accountants (including resolution of disagreements between management and the Company’s independent registered public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Company’s independent registered public accountants are engaged by, and report directly to, the Audit Committee.
The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accountants, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and SEC Rule 2-01(c)(7)(i)(C) of Regulation S-X, all of which are approved by the Audit Committee prior to the completion of the audit. In the event pre-approval for such auditing services and permitted non-audit services cannot be obtained as a result of inherent time constraints in the matter for which such services are required, the Chair of the Audit Committee has been granted the authority to pre-approve such services, provided that the estimated cost of such services on each such occasion does not exceed $125,000, and the Chair of the Audit Committee reports for ratification such pre-approval to the Audit Committee at its next scheduled meeting. The Audit Committee has complied with the procedures set forth above, and has otherwise complied with the provisions of its charter.
Audit Fees
The aggregate fees and expenses incurred by the Company and its consolidated subsidiaries for fiscal years ended December 31, 2020 and 2019 for professional services rendered by PricewaterhouseCoopers LLP or its affiliates in connection with (i) the audit of the Company’s annual financial statements; (ii) the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30; (iii) a consent issued in connection with a registration statement; and (iv) services provided in connection with statutory and regulatory filings or engagements, including attestation services required by Section 404 of the Sarbanes-Oxley Act of 2002, were $2,241,400 and $2,122,640, respectively.
Audit-Related Fees
The aggregate audit-related fees and expenses incurred for the fiscal years ended December 31, 2020 and December 31, 2019, including subscription-based publications, accounting systems conversion consulting services for the Company and assurance and related services rendered by PricewaterhouseCoopers LLP related to Roseland Residential Trust were $412,436 and $670,396, respectively.
Tax Fees
The aggregate fees incurred by the Company for fiscal years ended December 31, 2020 and 2019 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning were $238,000 and $231,000, respectively. These services consisted of reviewing the Company’s tax returns.
All Other Fees
There were no fees or expenses incurred by the Company for fiscal years ended December 31, 2020 and 2019 for other services rendered by PricewaterhouseCoopers LLP.
Vote Required and Board of Directors’ Recommendation
Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required for approval of this proposal. Abstentions and failures to vote are not considered votes cast and will have no effect on the outcome of this proposal. Because brokers are entitled to vote on this proposal without specific instructions from beneficial owners, there will be no broker non-votes on this matter.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

SUBMISSION OF STOCKHOLDER PROPOSALS
The Company intends to hold its 2022 annual meeting of stockholders on or about June 9, 2022. To be considered for inclusion in the Company’s notice of annual meeting and proxy statement for, and for presentation at, the annual meeting of the Company’s stockholders to be held in 2022, a stockholder proposal submitted pursuant to Rule 14a-8 of Regulation 14A under the Exchange Act must be received by Gary T. Wagner, General Counsel and Secretary, Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311, no later than December 29, 2021, and must otherwise comply with applicable rules and regulations of the SEC, including Rule 14a-8. Stockholder proposals that are timely submitted and otherwise meet the requirements of Rule 14a-8 will be included in the Company’s proxy statement for the annual meeting of the Company’s stockholders to be held in 2022.
The Company’s current bylaws require advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not intended to be included in the Company’s notice of annual meeting and proxy statement pursuant to Rule 14a-8, including any proposal for the nomination of individuals for election to the Board of Directors. To be considered for such presentation at the annual meeting of the Company’s stockholders to be held on or about June 9, 2022, any such stockholder proposal must be received by Gary T. Wagner, General Counsel and Secretary, Mack-Cali Realty Corporation, no earlier than February 9, 2022 and no later than March 11, 2022. If the stockholder fails to give timely notice, the nominee or proposal will be excluded from consideration at the meeting. In addition, the Company’s current bylaws include other requirements for nomination of individuals for election to the Board of Directors and the proposal of other business with which a stockholder must comply to make a nomination or business proposal.
ANNUAL REPORT ON FORM 10-K
The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the 2020 Annual Report, as filed with the SEC, including the financial statements and schedules thereto. Requests for copies of the 2020 Annual Report should be directed to Gary T. Wagner, General Counsel and Secretary, Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311.

OTHER MATTERS
The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies authorized pursuant to this Proxy Statement will be voted in respect thereof and in accordance with the discretion of the persons voting the proxies.
It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card or to promptly authorize a proxy to vote your shares by internet or telephone in accordance with the instructions on the accompanying proxy card.
By Order of the Board of Directors,
Gary T. Wagner
General Counsel and Secretary
If you have questions or need assistance voting your shares please contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th floor
New York, New York 10022
Stockholders may call toll free: (877) 800-5182

ANNEX A
MACK-CALI REALTY CORPORATION
AMENDED AND RESTATED 2013 INCENTIVE STOCK PLAN
SECTION 1.   INTRODUCTION
1.1   PURPOSE.   On May 15, 2013, the Mack-Cali Realty Corporation 2013 Incentive Stock Plan (the “2013 Plan”) became effective upon the approval of the 2013 Plan by the stockholders of Mack-Cali Realty Corporation (the “Corporation”). The purpose of this Mack-Cali Realty Corporation Amended and Restated 2013 Incentive Stock Plan (as so amended and restated, the “Plan”) is to advance and promote the interests of the Corporation and its Subsidiaries by providing employees, consultants and advisors of the Corporation or its Subsidiaries and non-employee members of the Corporation’s Board of Directors, or its Subsidiaries, if so designated, with an incentive to achieve corporate objectives, to attract and retain employees, consultants, advisors, non-employee Directors of outstanding competence and to provide such individuals with an equity interest in the Corporation through the acquisition of Shares and by providing for payments to such individuals based on the appreciation in value or value of such Shares. The Plan is intended to be construed as an employee benefit plan that satisfies the requirements for exemption from the restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended, pursuant to the applicable rules promulgated thereunder. The Plan is effective as of the date on which it is approved by the Corporation’s shareholders (the “Effective Date”).
1.2   DEFINITIONS.   The following definitions are applicable to the Plan:
(a)   “Award” means Options, Performance Shares, Performance Share Units, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights (SARs), Phantom Stock Units (including long-term incentive plan units of limited partnership interests in Mack-Cali Realty, L.P.), Unrestricted Stock, or any combination thereof, granted under the Plan.
(b)   “Award Agreement” means the written agreement between the Corporation and each Participant that sets forth the terms and provisions applicable to an Award granted to the Participant under the Plan. To the extent that some or all of the terms and provisions of an Award are set forth in a Participant’s employment or other agreement, as applicable, with the Corporation or any Subsidiary, the term “Award Agreement” as used herein incorporates by reference such terms. In the event of any conflict between the terms and provisions of an Award Agreement and those of an employment or other agreement, the terms of the employment or other agreement shall control.
(c)   “Beneficiary” means the beneficiary or beneficiaries designated in accordance with Section 6.8 to receive the amount, if any, payable under the Plan upon the death of a Participant or the right to exercise an Award outstanding upon the death of a Participant.
(d)   “Board” means the Board of Directors of the Corporation.
(e)   “Cause” mean termination for fraud or willful misconduct by a Director, as determined by the Committee or the Board.
(f)   “Change in Control” means that any of the following events has occurred:
(i)   any “person” or “group” of persons, as such terms are used in Sections 13 and 14 of the Exchange Act, other than the Corporation, any of its Subsidiaries, or any employee benefit plan sponsored by the Corporation or any of its Subsidiaries, becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act) of 30% or more of the Shares issued and outstanding immediately prior to such acquisition;
(ii)   any Shares are purchased pursuant to a tender or exchange offer, other than an offer by the Corporation, that results in any “person” or “group” of persons, as such terms are used in Sections 13 and 14 of the Exchange Act becoming the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act) of 30% or more of the Shares issued and outstanding immediately prior to such tender or exchange offer; or

(iii)   the dissolution or liquidation of the Corporation or the consummation of any merger or consolidation of the Corporation or any sale or other disposition of all or substantially all of its assets, if the shareholders of the Corporation immediately prior to such transaction own, immediately after consummation of such transaction, equity securities (other than options and other rights to acquire equity securities) possessing less than 30% of the voting power of the surviving or acquiring corporation.
provided, however, that notwithstanding anything in the Plan to the contrary, no Change in Control shall be deemed to have occurred, and no rights arising upon a Change in Control described in the Plan or an applicable Award Agreement shall exist, unless (i) on a Plan wide basis, the Board directs to the contrary by resolution adopted prior to the Change in Control or (ii) on a Participant by Participant basis with respect to individual Participants who have employment or other agreements with the Corporation or any Subsidiary which contain a definition of change in control, the definition of change in control is met under such employment or other agreement and such employment or other agreement specifies that a change in control under such other employment or other agreement will be considered a Change in Control for purposes of the Plan. Any resolution of the Board adopted in accordance with the provisions of this Section directing that this Section become ineffective may be rescinded or countermanded at any time with or without retroactive effect by such Board.
(g)   “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of, or rule under, the Code includes references to successor provisions.
(h)   “Committee” means the committee appointed pursuant to Section 1.3 or if no such Committee is appointed, the Board.
(i)   “Corporation” means Mack-Cali Realty Corporation.
(j)   “Director” means any non-employee member of the Board, and any non-employee member of the Board of Directors of a Subsidiary to the extent that the Board designates such Subsidiary’s Board of Directors as eligible to participate in the Plan.
(k)   “Disability” means (i) with respect to a Participant who is a Director, a mental or physical condition rendering the Participant unable to perform his or her regular duties in such capacity, as determined by the Committee or the Board, or, (ii) with respect to a Participant who is a Key Employee, the Participant qualifies for long-term disability benefits under the Corporation’s long-term disability plan that covers the Participant, unless otherwise provided for in an employment or other agreement between the Participant and the Corporation.
(l)   “Eligible Individual” means any Key Employee, consultant or advisor of the Corporation or any Subsidiary, and any Director.
(m)   “Exchange Act” means the Securities Exchange Act of 1934, as amended. References to a particular section of, or rule under, the Exchange Act include references to successor provisions.
(n)   “Fair Market Value” means the fair market value of the Shares based upon the closing price of a Share as quoted on the New York Stock Exchange at the end of the last business day preceding the Grant Date or other date of determination, or, if the Shares are not then traded on the New York Stock Exchange or no sale takes place on such day, the average of the closing bid and asked prices for the Shares on a national securities exchange or other market system on which the Shares are then traded, as reported in the New York edition of The Wall Street Journal; provided, however, that if Shares are not readily tradeable on a national securities exchange or other market system, Fair Market Value means an amount determined in good faith by the Committee to be the fair market value of the Shares.
(o)   “Grant Date” means the date on which the Committee approves the grant of an Award by Committee action or such later date as specified in advance by the Committee.
(p)   “Incentive Stock Option” means an Option to purchase Shares that qualifies as an incentive stock option within the meaning of Section 422 of the Code.
(q)   “Immediate Family” means, with respect to a particular Participant, the Participant’s spouse, children and grandchildren.

(r)   “Key Employee” means any employee of the Corporation or any of its Subsidiaries, including any officer or director who is also an employee, who, in the judgment of the Committee, is considered important to the future of the Corporation. Nothing shall limit the Board from designating all or substantially all employees as eligible for grants.
(s)   “Mature Shares” means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased from the open market.
(t)   “Nonqualified Stock Option” means an Option to purchase Shares, that does not qualify as an Incentive Stock Option.
(u)   “Option” means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan.
(v)   “Option Price” means the purchase price per Option Share.
(w)   “Option Term” means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, in the discretion of the Committee, and consistent with the provisions of the Plan, be extended from time to time.
(x)   “Participant” means an Eligible Individual who has been granted an Award or a Permitted Transferee.
(y)   “Performance Shares” means Restricted Stock the vesting of which is dependent in whole or part upon the satisfaction of performance goals specified by the Committee and set forth in the Award Agreement.
(z)   “Performance Share Unit” means a Phantom Stock Unit that entitles the Participant to the receipt of one or more Share, or the value thereof, upon the satisfaction of performance goals specified by the Committee and set forth in the Award Agreement.
(aa)   “Permitted Transferee” means a person to whom an Award may be transferred or assigned in accordance with Section 6.8.
(bb)   “Phantom Stock Unit” means a contractual right to receive Shares or the value of Shares in the future.
(cc)   “Plan” means this Mack-Cali Realty Corporation Amended and Restated 2013 Incentive Stock Plan, as the same may be amended from time to time.
(dd)   “Restricted Period” means, as applicable, the period of time Restricted Stock is subject to the Restrictions specified in the Award Agreement applicable to such Restricted Stock, or the period during which Phantom Stock Units vest or performance goals must be achieved with respect to Phantom Stock Units, as specified in the Award Agreement applicable to the Phantom Stock Units.
(ee)   “Restricted Stock” means Shares that are subject to forfeiture if the Participant does not satisfy the Restrictions specified in the Award Agreement applicable to such Restricted Stock.
(ff)   “Restricted Stock Unit” means a Phantom Stock Unit that entitles the Participant to the receipt of one Share upon the satisfaction of the required vesting requirements set forth in the Award Agreement.
(gg)   “Restrictions” means those restrictions and conditions placed upon Restricted Stock as determined by the Board in accordance with Section 4.2.
(hh)   “Retirement” means separation from service as a Director on or after age 65 or at such other time as the Board may designate.
(ii)   “Rule 16b-3” means Rule 16b-3 of the SEC under the Exchange Act, as amended from time to time, together with any successor rule.
(jj)   ”SEC” means the Securities and Exchange Commission.

(kk)   “Section 16 Participant” means a Participant who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Corporation.
(ll)   “Share” means a share of the common stock, $.01 par value per share, of the Corporation.
(mm)   “Stock Appreciation Right” or “SAR” means a right granted under the Plan in connection with an Option, or separately, to receive the appreciation in value of Shares.
(nn)   “Strike Price” shall have the meaning set forth in Section 3.2.
(oo)   “Subsidiary” means a corporation as defined in Section 424(f) of the Code (with the Corporation treated as the employer corporation for purposes of this definition) and, for all other purposes, a corporation or other entity with respect which the Corporation (i) owns, directly or indirectly, 50% or more of the then outstanding common stock in any corporation or (ii) has a 50% or more ownership interest in any other entity.
(pp)   “10% Owner” means a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the combined voting power of all classes of capital stock of the Corporation or any Subsidiary where “voting power” means the combined voting power of the then outstanding securities of a corporation entitled to vote generally in the election of directors.
(qq)   “Termination” means (i) for a Participant who is a Key Employee, termination of employment with the Corporation and all Subsidiaries, (ii) for a Participant who is a consultant or advisor, termination from service with the Corporation and all Subsidiaries, as determined by the Corporation, or (iii) for a Participant who is a Director, termination from service of the Board, as the case may be.
(rr)   “Unrestricted Stock” means Shares that are not subject to forfeiture granted pursuant to Section 4.1(b).
For the avoidance of doubt, all references to a “shareholder” herein shall be deemed to include a “stockholder,” as that term is defined for purposes of the laws of the State of Maryland.
1.3   ADMINISTRATION.   The Plan shall be administered by a committee (the “Committee”), which shall consist of two or more directors of the Corporation, all of whom qualify as “Non-Employee Directors” as defined in Rule 16b-3. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 as then in effect. In the event that the Executive Compensation and Option Committee of the Board meets the requirements set forth in this Section 1.3, it shall be the Committee hereunder unless otherwise determined by the Board.
A majority of the members of the Committee shall constitute a quorum. The Committee may act at a meeting, including a telephonic meeting, by action of a majority of the members present, or without a meeting by unanimous written consent.
Subject to the express provisions of the Plan, the Committee shall have full and final authority and discretion as follows:
(i)   to select the Participants from Eligible Individuals;
(ii)   to grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Unrestricted Stock and/or Phantom Stock Units to Participants in such combination and in such amounts as it shall determine and to determine the terms and conditions applicable to each such Award, including the benefit payable under any SAR, and whether or not specific Awards shall be identifiable with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Award;
(iii)   to determine the amount, if any, that a Participant shall pay for Restricted Stock or Unrestricted Stock, the nature of the Restrictions applicable to the Restricted Stock, and the duration of the Restricted Period applicable to the Restricted Stock;

(iv)   to determine the actual amount earned by each Participant with respect to such Awards, the terms and conditions of all Award Agreements (which need not be identical) and with the consent of the Participant, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan, except that consent of the Participant shall not be required for any amendment which (A) does not adversely affect the rights of the Participant or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any change in applicable law;
(v)   to determine consistent with the Code whether an Option that is granted to a Participant is a Nonqualified Stock Option or an Incentive Stock Option, the number of Shares to be covered by each such Option and the time or times when and the manner in which each Option shall be exercisable;
(vi)   to amend any Incentive Stock Option with the consent of the Participant so as to make it a Nonqualified Stock Option;
(vii)   to grant a SAR in connection with the grant of an Option or separately;
(viii)   to accelerate the exercisability (including exercisability within a period of less than one year after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a termination of employment, termination of service as a Director (other than for Cause) or, in the case of a consultant or advisor, termination of such consulting or advisory arrangement;
(ix)   subject to the provisions of the Plan, to extend the time during which any Award or group of Awards may be exercised;
(x)   to treat all or any portion of any period during which a Participant is on military leave or on an approved leave of absence from the Corporation or a Subsidiary as a period of employment or service of such Participant by the Corporation or any Subsidiary for purposes of accrual of his or her rights under his or her Awards;
(xi)   to interpret the Plan and make all determinations necessary or advisable for the administration of the Plan including the establishment, amendment or revocation from time to time of guidelines or regulations for the administration of the Plan, to cause appropriate records to be established, to make all determinations of fact, and to take all other actions considered necessary or advisable for the administration of the Plan; and
(xii)   to take any other action with respect to any matters relating to the Plan for which it is responsible.
Notwithstanding the foregoing, except as provided in Sections 6.2 and 6.3, the Committee shall not have the authority to reduce the Option Price of any Option, or the Strike Price of any SAR (including granting new Options or SARS in exchange or replacement for Options or SARs with a higher Option Price or Strike Price, or any transaction that has the effect of a repricing), or to cause any Option or SAR to be repurchased, or otherwise cancelled in exchange for a payment of any form of consideration, if the Option Price or Strike Price is greater than the Fair Market Value of the Shares covered by the Option or SAR.
All decisions, actions or interpretations of the Committee on all matters relating to the Plan or any Award Agreement shall be final, binding and conclusive upon all parties. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.
1.4   PARTICIPATION/SERVICE
(a)   Participation.   The Committee may, in its discretion, grant Awards to any Eligible Individual, whether or not he or she has previously received an Award. Participation in the Plan shall be limited to those Eligible Individuals who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan. No such Eligible Individuals shall at any time have the right to be a Participant or to receive an Award unless selected by the Committee pursuant to the Plan. No Participant, having been granted an Award, shall have the right to an additional Award in the future unless such Award is granted by the Committee.

(b)   Transfer of Service.   Notwithstanding any provision in the Plan to the contrary, for purposes of determining the exercise period and exercisability of Awards granted hereunder, a Participant shall not be deemed to have incurred a Termination if the Participant’s status as a Director, employee, consultant or advisor terminates and the Participant is then, or immediately thereafter becomes, an Eligible Individual due to another status or relationship with the Corporation or a Subsidiary.
1.5   MAXIMUM NUMBER OF SHARES AVAILABLE FOR AWARDS.   Subject to adjustment in accordance with Section 6.2, the maximum number of Shares for which Awards under the Plan shall be available is 6,565,000. Any Shares subject to an Award granted under the 2013 Plan and outstanding on the Effective Date or thereafter under the Plan shall subsequently become available for new grants upon forfeiture, termination or cancelation of the Award; provided, however, that Shares that are (a) forfeited, terminated or canceled in payment of the Option Price for such Award, (b) forfeited, terminated or cancelled to satisfy the applicable tax withholding obligation upon exercise, payment or settlement of the award, and (c) not delivered pursuant to any Option, Phantom Stock Unit Award or SAR Award under this Plan because the Award, although denominated in Shares, is paid in cash, in each case shall be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan, and shall not be available for new grants under the Plan. The number of Shares granted with respect to a SAR shall be the total number of Shares covered by the SAR, and not the number actually issued; provided that if a SAR is granted in connection with an Option the number of Shares covered by the Option and SAR shall only be counted once. The Shares distributed under the Plan may be authorized and unissued shares, shares held in the treasury of the Corporation, or shares purchased on the open market by the Corporation (at such time or times and in such manner as it may determine). The Corporation shall be under no obligation to acquire Shares for distribution to Participants before such Shares are due and distributable. The maximum number of Shares with respect to which Incentive Stock Options may be granted is 6,565,000.
1.6   GENERAL CONDITIONS TO GRANTS.   All Awards shall be evidenced by an Award Agreement and any terms and conditions of an Award not set forth in the Plan shall be set forth in the Award Agreement related to that Award or, if applicable, in the Participant’s employment or other agreement with the Corporation or any Subsidiary.
SECTION 2.   OPTIONS
2.1   AWARD OF OPTIONS.   Subject to the provisions of the Plan, the Committee, in its sole discretion, shall determine and designate from time to time those Eligible Individuals to whom Incentive Stock Options or Nonqualified Stock Options, or both, shall be granted, the number of Shares covered by each Option, and the terms and conditions of each Option. Any Option not designated as an Incentive Stock Option shall be a Nonqualified Stock Option. In determining the Eligible Individuals who will be granted Options under the Plan, the Committee may consider such Eligible Individuals’ responsibilities, service, present and future value to the Corporation or any Subsidiary and other factors it considers relevant.
2.2   TERMS AND CONDITIONS OF OPTIONS.   Except as otherwise provided in an applicable Award Agreement, each Option shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee, in its sole discretion, may deem appropriate as set forth in the Award Agreement:
(a)   Option Term.   Each Option shall expire on the 10th anniversary of the Grant Date (or, in the case of an Incentive Stock Option granted to a 10% Owner, on the 5th anniversary of the Grant Date) or such earlier expiration date as shall be specified in the Participant’s Award Agreement. To the extent the Award Agreement, or the Plan, provides for the term of an Option to expire earlier as a result of a termination of employment or other event, the Committee may extend the period of time during which the Option is exercisable following such event, but not beyond the end of the original term.
(b)   Option Price.   The Option Price per Share shall be determined by the Committee, in its sole discretion, no later than the Grant Date of any Option; provided, however, that the Option Price shall not be less than the Fair Market Value of a Share on the Grant Date (or, with respect to an Incentive Stock Option granted to a 10% Owner, 110% of the Fair Market Value of a Share on the Grant Date). In no event shall the Option Price per Share be less than the par value of a Share.

(c)   Exercisability of Options.   Options granted under the Plan shall be exercisable at such times and subject to such terms and conditions as shall be determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Such terms and conditions need not be the same for each grant or for each Participant. Except as otherwise provided in the applicable Award Agreement with the Participant, an Option granted to a Participant who is a Key Employee, consultant or advisor shall become exercisable by the Participant in three equal annual installments of 33-1/3% of the total Shares subject to the Option. The first installment shall become exercisable on the December 31st that is at least one year after the Grant Date and each other installment shall become exercisable on each of the next two anniversaries thereafter. With respect to an Option granted to a Participant who is a Director, except as otherwise provided in an applicable Award Agreement, the Option shall become fully exercisable as of the January 1 immediately following the date on which the Participant has completed one year of service as a Director) or such other date as the Committee, in its sole discretion, determines. The preceding exercise schedules are subject to the Participant not having incurred a Termination and to the acceleration or early expiration provisions set forth in this Section 2.2 or in an applicable Award Agreement.
(d)   Exercise Upon Termination.   Subject to Section 1.4(b) and unless otherwise provided in an Award Agreement, the following provisions shall apply upon a Participant’s Termination:
(i)   Termination Due to Death.   If a Participant who is a Key Employee, consultant or advisor incurs a Termination due to death, such Participant’s Beneficiary, heirs or estate may exercise his or her Options, to the extent the Option would have become exercisable had the Participant’s Termination occurred in the calendar year following such Participant’s death, and any portion of any Option granted hereunder that would not have vested and been exercisable within the calendar year following such Participant’s death if such Participant had not died shall automatically expire and be forfeited as of the date of such Participant’s death. If a Participant’s service as a member of the Board shall terminate because of his or her death, the Participant’s Beneficiary, heirs or estate shall have the right to exercise all Options issued to him or her in such capacity, regardless of whether such Options were exercisable prior to the Participant’s death. Upon a Participant’s death under this Subsection 2.2(d)(i), the exercisable portion of the Option as determined hereunder may be exercised until the earlier of (x) the expiration date determined under Subsection 2.2(a) or (y) one year from the date of the Participant’s death.
(ii)   Termination Due to Disability.   If a Participant who is a Key Employee incurs a Termination due to Disability, such Participant may exercise his or her Options to the extent the Option would have become exercisable had the Participant’s Termination occurred in the calendar year following such Participant’s Termination, and any portion of any Option granted hereunder that would not have vested and been exercisable within the calendar year following such Participant’s Termination shall automatically expire and be forfeited as of the date of such Participant’s Termination. If a Participant’s service as a member of the Board terminates due to Disability, such Participant shall have the right to exercise all Options issued to him or her in such capacity, regardless of whether such Options were exercisable prior to the Participant’s Termination. Upon a Participant’s Termination due to Disability under this Subsection 2.2(d)(ii), the exercisable portion of the Option as determined hereunder may be exercised by the Participant until the earlier of (x) the expiration date determined under Subsection 2.2(a) or (y) one year from the date of the Participant’s Disability.
(iii)   Termination Due to Retirement.   If a Participant’s service as a member of the Board terminates due to Retirement, the Participant shall have the right to exercise all Options regardless of whether such Options are vested, at any time and from time to time, until the earlier of (x) the expiration date determined under Subsection 2.2(a) hereof or (y) one year following the date of Retirement.
(iv)   Termination Due to Cause.   If a Participant’s service as a Director terminates for Cause, any Option granted to such Participant shall expire immediately and all rights to purchase Shares (whether or not exercisable) under the Option shall cease upon such termination.
(v)   Other Termination.   In the event of a Participant’s Termination for any reason other than as described under Subsection 2.2(d)(i), (ii), (iii) or (iv) above, any Option granted to such Participant shall remain exercisable until the earlier of (x) the expiration date determined under Subsection 2.2(a) or (y) three months from the date of such Termination. In such circumstance, the Option shall only be exercisable to the extent exercisable as of the date of such Termination and shall not be exercisable with respect to any additional Shares.
(e)   Limitations on Incentive Stock Options.   Incentive Stock Options may be granted only to Eligible Individuals who are Key Employees at the Grant Date. The aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which any Incentive Stock Options are exercisable for the first time by any Key Employee during any calendar year under all option plans of the Corporation and any Subsidiary shall not exceed $100,000 or such other limit set forth in Section 422 of the Code (the “Code Limits”). If the aggregate Fair Market Value of such Shares exceeds the Code Limits, the excess Shares will be treated as Nonqualified Stock Options under this Plan. In reducing the number of Incentive Stock Options to meet the Code Limits, the most recently granted Incentive Stock Option shall be reduced first. If a reduction of simultaneously granted Options is necessary to meet the Code Limits, the Committee may designate which Shares are to be treated as Shares acquired pursuant to an Incentive Stock Option. In the event that any Incentive Stock Option granted under the Plan fail to meet the requirements for Incentive Stock Options as set forth in the Code, such Incentive Stock Options will be treated and redesignated as a Nonqualified Stock Option for Federal income tax purposes automatically without further action by the Committee on the date of such failure to continue to meet the requirements of Section 422 of the Code.
(f)   Investment Representation.   Each Award Agreement for an Option shall provide that, upon demand by the Committee for such a representation, the Participant (or any person acting under Subsection 2.2(d)) shall deliver to the Committee, at the time of any exercise of an Option or portion thereof, a written representation that the Shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any Shares issued upon exercise of an Option and prior to the expiration of the Option Term shall be a condition precedent to the right of the Participant or such other person to purchase any Shares. In the event certificates for Shares are delivered under the Plan with respect to which such an investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representations and to restrict transfer in the absence of compliance with applicable federal or state securities laws.
(g)   Participants to Have No Rights as Shareholders.   No Participant shall have any rights as a shareholder with respect to any Shares subject to his or her Option prior to the date of issuance to him or her of such Shares.
(h)   Other Option Provisions.   The Committee may require a Participant to agree, as a condition to receiving an Option under the Plan, that part or all of any Options previously granted to such Participant under the Plan or any prior plan of the Corporation be terminated.
2.3   EXERCISE OF AND PAYMENT FOR OPTIONS.   An Option shall be exercised by the delivery to the Corporation during the Option Term of (a) written notice of intent to purchase a specific number of Shares subject to the Option and (b) payment in full of the Option Price of such specific number of Shares. Unless otherwise limited in an Award Agreement, payment of the Option Price may be made either (i) in cash, certified check or wire transfer, (ii) subject to the approval of the Committee, in Mature Shares already owned by the Participant having a total fair market value, as determined by the Committee, equal to the purchase price, or a combination of cash and Mature Shares having a total fair market value, as so determined, equal to the purchase price, (iii) subject to the approval of the Committee, in its sole discretion, by delivering a properly executed exercise notice in a form approved by the Committee, together with an irrevocable notice of exercise and irrevocable instructions to a broker to promptly deliver to the Corporation the amount of applicable sale proceeds sufficient to pay the purchase price for such Shares, together with the amount of federal, state and local withholding taxes payable by Participant by reason of such exercise, (iv) subject to the approval of the Committee, in its sole discretion, by requesting that the Corporation withhold from the number of Shares transferred to the Participant a number of Shares with a fair market value equal to the Option Price, or (v) a combination of the foregoing.
2.4   NOTICE OF DISQUALIFYING DISPOSITION.   A Participant shall notify the Corporation of any disposition of Shares issued upon exercise of an Incentive Stock Option within 10 business days after such disposition if such disposition is made during the holding period described in Section 422(a) of the Code resulting in a disqualifying disposition (within the meaning of Treasury Regulation Section 1.421-2(b)).

SECTION 3.   STOCK APPRECIATION RIGHTS
3.1   AWARD OF STOCK APPRECIATION RIGHTS.   Subject to the provisions of the Plan, the Committee, in its sole discretion, shall determine and designate from time to time those Eligible Individuals to whom SARs shall be granted, the number of Shares to be granted to each such Eligible Individual and the terms and conditions of each SAR. When granted, SARs may, but need not, be identified with a specific Option (including any Option granted on or before the Grant Date of the SARs) in a number equal to or different from the number of Shares subject to such Option. If SARs are identified with Shares subject to an Option, then, unless otherwise provided in the applicable Award Agreement, the Participant’s associated SARs shall terminate upon (a) the expiration, termination, forfeiture or cancellation of such Option, or (b) the exercise of such Option.
3.2   STRIKE PRICE.   The strike price (“Strike Price”) of any SAR shall equal, for any SAR that is identified with an Option, the Option Price of such Option, or for any other SAR, 100% of the Fair Market Value of a Share on the Grant Date of such SAR; except that the Committee may specify a higher Strike Price in the Award Agreement. In no event shall the Strike Price be less than the par value of a Share.
3.3   EXERCISABILITY OF SARS.   SARs granted under the Plan shall be exercisable at such times and subject to such terms and conditions as shall be determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Such terms and conditions need not be the same for each grant or for each Participant. Unless otherwise specified in the applicable Award Agreement, the following terms and conditions shall apply:
(a)   SARs Granted to Directors.   SARs granted to a Participant who is a Director shall become exercisable (i) in the case of each SAR not identified with an Option, on the first anniversary of the Grant Date of the SAR, or in such other amounts and over such other time period as may be determined by the Committee, and (ii) in the case of each SAR that is identified with an Option, at the time or times at which the Option with which such SAR is identified may be exercised. The preceding exercise schedule is subject to the Participant not having incurred a Termination and to the acceleration or early expiration provisions set forth in Subsection 3.3(c) and Section 3.6 or in an applicable Award Agreement.
(b)   SARs Granted to Key Employees, Consultants or Advisors.   SARs granted to a Participant who is a Key Employee, consultant or advisor shall become exercisable (i) in the case of each SAR not identified with an Option, in three equal annual installments of 33-1/3% of the Shares subject to the SAR, with the first installment becoming exercisable on the December 31st that is at least one year after the Grant Date and each other installment becoming exercisable on each of the next two anniversaries thereafter, and (ii) in the case of each SAR that is identified with an Option, at the time or times at which the Option with which such SAR is identified may be exercised. The preceding exercise schedule is subject to the Participant not having incurred a Termination and to the acceleration or early expiration provisions set forth in Subsection 3.3(c) and Section 3.6 or in an applicable Award Agreement.
(c)   SAR Term.   Each SAR shall expire on the 10th anniversary of the Grant Date or, if earlier, upon expiration of any Option with which the SAR is identified. To the extent the Award Agreement, or the Plan, provides for the term of a SAR to expire earlier as a result of a termination of employment or other event, the Committee may extend the period of time during which the SAR is exercisable following such event, but not beyond the end of the original term.
3.4   EXERCISE OF SARS.   SARs shall be exercised by delivery to the Corporation of the Participant’s written notice of intent to exercise a specific number of SARs. Unless otherwise provided in the applicable Award Agreement, the exercise of SARs which are identified with Shares subject to an Option shall result in the cancellation or forfeiture of an equal number of Shares subject to such Option, and any such Shares so canceled or forfeited shall not thereafter again become available for grant under the Plan. Upon exercise of an SAR, a Participant shall be entitled to receive a per Share payment from the Corporation in an amount equal to (a) the Fair Market Value of the Share on the date of such exercise, minus (b) the Strike Price of Shares subject to the SAR. Such payment shall be made in cash (subject to applicable withholding), except that the Committee, in its sole discretion, may provide, in the applicable Award Agreement, that payment may be made, wholly or partly, in Shares.

3.5   NO RIGHTS AS SHAREHOLDERS.   No Participant shall have any rights as a shareholder with respect to any Shares subject to his or her SAR.
3.6   EXERCISE OF SAR IN THE EVENT OF TERMINATION.   The Committee, in its sole discretion, shall set forth in the applicable Award Agreement the extent to which a Participant shall have the right to exercise SARs following a Termination. Such provisions need not be uniform among all SARs granted pursuant to the Plan, and may reflect distinctions based on the reasons for such Termination. Subject to Section 1.4(b) and unless otherwise provided in an Award Agreement, the following provisions shall apply:
(a)   Termination Due to Death.   If a Participant who is a Key Employee, consultant or advisor incurs a Termination due to death, such Participant’s Beneficiary, heirs or estate may exercise his or her SARs, to the extent the SARs would have become exercisable had the Participant’s Termination occurred in the calendar year following such Participant’s death, and any portion of any SAR granted hereunder that would not have vested and been exercisable within the calendar year following such Participant’s death if such Participant had not died shall automatically expire and be forfeited as of the date of such Participant’s death. If Participant’s service as a member of the Board shall terminate because of his or her death, the Participant’s Beneficiary, heirs or estate shall have the right to exercise all SARs issued to him or her in such capacity, regardless of whether such SARs were exercisable prior to the Participant’s death. Upon a Participant’s death, the exercisable portion of the SAR as determined hereunder may be exercised until the earlier of (x) the expiration date determined under Subsection 3.3(c) or (y) one year from the date of the Participant’s death.
(b)   Termination Due to Disability.   If a Participant who is a Key Employee incurs a Termination due to Disability, such Participant may exercise his or her SARs to the extent the SAR would have become exercisable had the Participant’s Termination occurred in the calendar year following such Participant’s Termination, and any portion of any SAR granted hereunder that would not have vested and been exercisable within the calendar year following such Participant’s Termination shall automatically expire and be forfeited as of the date of such Participant’s Termination. If a Participant’s service as a member of the Board terminates due to Disability, such Participant shall have the right to exercise all SARs issued to him or her in such capacity, regardless of whether such SARs were exercisable prior to the Participant’s Termination. Upon a Participant’s Termination due to Disability under this Subsection 3.6(b), the exercisable portion of the SAR as determined hereunder may be exercised by the Participant until the earlier of (x) the expiration date determined under Subsection 3.3(c) or (y) one year from the date of the Participant’s Disability.
(c)   Termination Due to Retirement.   If a Participant’s service as a member of the Board terminates due to Retirement, the Participant shall have the right to exercise all SARs regardless of whether such SARs are vested, at any time and from time to time, until the earlier of (x) the expiration date determined under Subsection 3.3(c) or (y) one year following the date of Retirement.
(d)   Termination Due to Cause.   If a Participant’s service as a Director terminates for Cause, any SAR granted to such Participant shall expire immediately and all rights to exercise the SAR (whether or not exercisable) shall cease upon such termination.
(e)   Other Termination.   In the event of a Participant’s Termination for any reason other than as described under Subsection 3.6(a), (b), (c), or (d) above, any SAR granted to such Participant shall remain exercisable until the earlier of the (x) expiration date determined under Subsection 3.3(c) or (y) three months from the date of such Termination. In such circumstance, the SAR shall only be exercisable to the extent exercisable as of the date of such Termination and shall not be exercisable with respect to any additional Shares.
SECTION 4.   RESTRICTED AND UNRESTRICTED STOCK
4.1   AWARDS
(a)   Restricted Stock.   Subject to the provisions of the Plan, the Committee, in its sole discretion, shall determine and designate from time to time those Eligible Individuals to whom Restricted Stock shall be granted and the Restrictions as provided in this Section. All Restrictions imposed on any such Award of Restricted Stock shall be made by and at the sole discretion of the Committee, subject to the provisions of the

Plan, and are binding on the Corporation and the Participants, their Beneficiaries and legal representatives. Such Restrictions need not be the same for each grant or for each Participant.
(b)   Unrestricted Stock.   Subject to the provisions of the Plan, the Committee, in its sole discretion, shall determine and designate from time to time those Eligible Individuals to whom Unrestricted Stock shall be granted (or sold at par value or such other higher purchase price determined by the Committee). Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Eligible Individual. Unrestricted Stock shall be immediately vested upon grant and shall be free of Restrictions based upon continued service or the achievement of performance goals, but may be subject to such other restrictions (including restrictions on transfer) as the Committee may determine, and may be subject to forfeiture in accordance with Section 6.18.
4.2   RESTRICTED PERIOD/RESTRICTIONS.   At the time each Award of Restricted Stock is granted, the Committee (i) shall establish a Restricted Period within which Restricted Stock awarded to a Participant may not be sold, assigned, transferred, made subject to gift, or otherwise disposed of, mortgaged, pledged or otherwise encumbered, if any, except to the extent provided in Section 6.8, and (ii) may impose such other Restrictions on any Restricted Stock as it may deem advisable. Unless otherwise provided in an Award Agreement, any Award of Restricted Stock granted after the Effective Date to a Participant who is a Key Employee, consultant or advisor shall provide for a Restricted Period of not less than three (3) years for full vesting (one (1) year in the case of Performance Shares), subject to acceleration as provided in Sections 4.5 and 4.7.
4.3   RIGHTS AS STOCKHOLDERS.   Except for the conditions outlined in Section 4.2, and the forfeiture conditions described in Section 4.5, each Participant shall have all rights of a shareholder of the Corporation with respect to both Restricted and Unrestricted Stock, including the right to receive all dividends or other distributions made or paid in respect of such Shares and the right to vote such Shares at regular or special meetings of the shareholders of the Corporation.
4.4   DELIVERY OF SHARES.   The certificates for any Restricted Stock granted to a Participant under the Plan shall be held (together with a stock power executed in blank by the Participant) in escrow by the Secretary of the Corporation under the Participant’s name in an account maintained by the Corporation until such Shares of Restricted Stock become nonforfeitable or are forfeited. At the end of the Restricted Period and/or the expiration or attainment of such other Restrictions imposed on any Restricted Stock granted to a Participant, or upon the prior approval of the Committee as described in Section 4.5, and subject to the satisfaction of the Corporation’s withholding obligations described in Section 6.7, certificates representing such Shares of Restricted Stock shall be delivered to the Participant, or the Beneficiary or legal representative of the Participant, free of the Restrictions set forth in the Award Agreement pursuant to Section 4.2.
4.5   EFFECT OF TERMINATION.   The Committee, in its sole discretion, shall set forth in the applicable Award Agreement the extent to which a Participant shall have the right to Shares subject to a Restricted Stock Award following a Termination. Such provisions need not be uniform among all Awards of Restricted Stock granted pursuant to the Plan, and may reflect distinctions based on the reasons for such Termination. Subject to Section 1.4(b) and unless otherwise provided in an Award Agreement, the following provisions shall apply:
(a)   Termination Due to Death.   If a Participant who is a Key Employee, consultant or advisor incurs a Termination due to death, all Shares of Restricted Stock awarded to such Participant which are then subject to a Restricted Period or other Restrictions, and which would have been released, if the Participant had not died, within the calendar year following such Participant’s death shall be released on the date of the Participant’s death as if the Restricted Period for such Shares had ended and the other Restrictions had lapsed, and certificates representing such Shares of Restricted Stock shall be delivered to the Participant’s Beneficiary, heirs or estate free from such Restrictions as soon as practicable following such Termination, and all other Shares of Restricted Stock which would not have been released, if the Participant had not died, within the calendar year following the Participant’s death will be forfeited and become the property of the Corporation on the date of such Termination. If a Participant’s service as a member of the Board shall terminate because of his or her death, the Restricted Period or other Restrictions applicable to all previously granted Awards of Restricted Stock shall end or lapse, as the case may be, and such Shares shall be released and certificates representing such Shares of Restricted Stock shall be delivered to the Participant’s Beneficiary, heirs or estate free from such Restrictions as soon as practicable following such Termination.
(b)   Termination Due to Disability.   If a Participant who is a Key Employee incurs a Termination due to Disability, all Shares of Restricted Stock awarded to such Participant which are then subject to a Restricted Period or other Restrictions, and which would have been released, if the Participant had not incurred a Termination, within the calendar year following such Participant’s Termination shall be released on the date of the Participant’s Termination as if the Restricted Period for such Shares had ended and the other Restrictions had lapsed, and certificates representing such Shares of Restricted Stock shall be delivered to the Participant free from such Restrictions as soon as practicable following such Termination, and all other Shares of Restricted Stock which would not have been released, if the Participant had not Terminated, within the calendar year following the Participant’s Termination due to Disability will be forfeited and become the property of the Corporation on the date of such Termination. If a Participant’s service as a member of the Board shall terminate because of his or her Disability, the Restricted Period or other Restrictions applicable to all previously granted Awards of Restricted Stock shall end or lapse, as the case may be, and such Shares shall be released and certificates representing such Shares of Restricted Stock shall be delivered to the Participant free from such Restrictions as soon as practicable following such Termination.
(c)   Termination Due to Retirement.   If a Participant’s service as a member of the Board shall terminate because of his or her Retirement, the Restricted Period or other Restrictions applicable to all previously granted Awards of Restricted Stock shall end or lapse, as the case may be, and such Shares shall be released and certificates representing such Shares of Restricted Stock shall be delivered to the Participant free from such Restrictions as soon as practicable following such Termination.
(d)   Termination Due to Cause.   If a Participant’s service as a member of the Board shall terminate for Cause, all Restricted Stock awarded under the Plan which are then subject to a Restricted Period or other Restrictions shall be forfeited and become property of the Corporation on the date of such termination of service.
(e)   Other Termination.   In the event of a Participant’s Termination for any reason other than as described under Subsection 4.5(a), (b), (c), or (d) above, all Restricted Stock awarded to the Participant under the Plan which is then subject to a Restricted Period or other Restrictions shall be forfeited and become property of the Corporation on the date of such Termination.
4.6   SECTION 83(b) ELECTIONS.   A Participant who files an election permitted under Section 83(b) of the Code with the Internal Revenue Service to include the Fair Market Value of any Shares of Restricted Stock in gross income while the Shares are still subject to a Restricted Period or other Restrictions shall notify the Corporation of such election within 10 days of making such election and promptly furnish to the Corporation a copy of such election together with the amount of any federal, state, local or other taxes required to be withheld to enable the Corporation to claim an income tax deduction with respect to such election.
4.7   PERFORMANCE SHARES.   The Committee may designate Restricted Stock as Performance Shares, if the Restrictions applicable to such Performance Shares are dependent, in whole or in part, on the extent to which performance goals specified in the Award Agreement are achieved by the Corporation, any Subsidiary, division or function or the Corporation, or the individual Participant are achieved. The extent to which Performance Shares vest will be determined by the Committee, in its sole discretion, as a function of the extent to which the corresponding performance goals have been achieved. Except as otherwise provided in the Award Agreement, all provisions of the Plan applicable to Restricted Stock shall also apply to Performance Shares, provided that the extent to which Performance Shares vest upon a Termination pursuant to Section 4.5 shall be as set forth in the Award Agreement, or, to the extent not specified in the Award Agreement, as determined by the Committee in its sole discretion.
SECTION 5.   PHANTOM STOCK UNITS
5.1   AWARD OF PHANTOM STOCK UNITS.   Subject to the provisions of the Plan, the Committee, in its sole discretion, shall determine and designate from time to time those Eligible Individuals to whom Phantom Stock Units shall be granted, the number of Phantom Stock Units to be granted to any one Eligible

Individual, the Restricted Period, the ability of Participants to defer the receipt of payment of such Phantom Stock Units, and the other terms and provisions of such Award. A Phantom Stock Unit that provides that the Participant shall be entitled to one Share upon the vesting of the Phantom Stock Unit may be designated by the Committee as a “Restricted Stock Unit”, and a Phantom Stock Unit that provides that the Participant will be entitled to one or more Shares, or the equivalent value, may be designated by the Committee as a “Performance Share Unit”, and the provisions of this Plan applicable to Phantom Stock Units shall apply equally to Restricted Stock Units or Performance Share Units, except as otherwise provided herein or in an Award Agreement.
5.2   VALUE OF PHANTOM STOCK UNITS.   Each Phantom Stock Unit may have an initial value that is established by the Committee at the Grant Date. The Committee may set performance goals in its sole discretion which, depending on the extent to which they are met, will determine the number and/or value of Phantom Stock Units that will be paid out to the Participant.
5.3   NO RIGHTS AS SHAREHOLDERS.   No Participant shall have any rights as a shareholder with respect to any Phantom Stock Units subject to his Award.
5.4   VESTING OR EARNING OF PHANTOM STOCK UNITS.   Subject to the terms of the Plan, after the applicable Restricted Period has ended, or the applicable performance goals have been satisfied, Participant shall be entitled to receive a payout of the number and value of Phantom Stock Units vested or earned, as the case may be, by the Participant over the Restricted Period. If the Committee establishes performance goals for an Award, the number and value of Share Units will be determined by the Committee, in its sole discretion, as a function of the extent to which the corresponding performance goals have been achieved. Unless otherwise provided in an Award Agreement, any Award of Phantom Stock Units granted after the Effective Date to a Participant who is a Key Employee, consultant or advisor shall provide for a Restricted Period of not less than three (3) years for full vesting (one (1) year if vesting is also dependent on the achievement of performance goals), subject to acceleration as provided in Section 5.6.
5.5   FORM AND TIMING OF PAYMENT OF PHANTOM STOCK UNITS.   Except as provided below, payment of vested or earned Phantom Stock Units shall be made in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the vested or earned Phantom Stock Units at the close of the applicable Restricted Period. At the Grant Date or shortly thereafter, the Committee, in its sole discretion and in accordance with terms designated by the Committee, may provide for a voluntary and/or mandatory deferral of all or any part of an otherwise vested or earned Phantom Stock Unit Award. At the sole discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares earned in connection with a Phantom Stock Unit Award which has been vested or earned, but not yet distributed to Participants (such dividends shall be subject to the same forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, if any). Payment with respect to Phantom Stock Units shall be made as soon as practical after the right to payment vests, but in no event later than March 15 of the year following the year in which the right to payment vests.
5.6   EFFECT OF TERMINATION.   The Committee, in its sole discretion, shall set forth in the applicable Award Agreement the extent to which a Participant shall have the right to a payout of a Phantom Stock Unit Award following a Termination. Such provisions need not be uniform among all Awards of Phantom Stock Units granted pursuant to the Plan, and may reflect distinctions based on the reasons for such Termination.
SECTION 6.   GENERAL PROVISIONS
6.1   GENERAL CREDITOR STATUS.   Participants shall have no right, title, or interest whatsoever in or to any investments that the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any Participant, Beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan; provided, however, that in its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or pay cash; provided, further, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan.
6.2   CERTAIN ADJUSTMENTS TO SHARES.   In the event of any change in the Shares by reason of any stock dividend, recapitalization, reorganization, spin-off, split-off, merger, consolidation, stock split, reverse stock split, combination or exchange of shares, or any rights offering to purchase Shares at a price substantially below Fair Market Value, or of any similar change affecting the Shares of or by the Corporation, the number and kind of Shares available for Awards under the Plan, the number and kind of Shares or Phantom Stock Units subject to an outstanding Award, the Option Price, Strike Price or purchase price per Share thereof shall be appropriately adjusted consistent with such change in such manner as the Committee, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participants hereunder. Any adjustment of an Incentive Stock Option pursuant to this Section shall be made only to the extent not constituting a “modification” within the meaning of Section 424 of the Code, unless the holder of such Option shall agree otherwise. The Committee shall give notice to each Participant of any adjustment made pursuant to this Section and, upon notice, such adjustment shall be effective and binding for all purposes of the Plan.
6.3   SUCCESSOR CORPORATION.   The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation. The Corporation agrees that it will make appropriate provision for the preservation of Participants’ rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets, taking into account the following sentence. Pursuant to any transfer of the Corporation’s assets and business to a successor organization, the Committee may make such adjustments to outstanding Awards as it may determine to be fair and equitable, in accordance with the Plan, which adjustments may including cancelling any outstanding Awards in consideration of the payment to the Participant of an amount equal to the value, as determined by the Committee, of the consideration that the Participant would have received pursuant to such transaction for the number of Shares subject to such Award reduced, in the case of an Option or SAR, by the Option Price or Strike Price, and if the Option Price or Strike Price exceeds the fair market value of the Shares subject to the Option or SAR, the Option or SAR may be cancelled without payment of any further consideration. No Award that was not vested prior to the transaction shall be cancelled unless such Award is vested (subject to the Committee’s determination of the extent to which performance goals, if applicable, have been met) in connection with the transaction and the Participant given a reasonable opportunity to exercise such Award.
6.4   NO CLAIM OR RIGHT UNDER THE PLAN.   Neither the Plan nor any action taken thereunder shall be construed as giving any employee, consultant or advisor any right to be retained in the employ of or by the Corporation or any Director any right to continue in the service of the Board.
6.5   AWARDS NOT TREATED AS COMPENSATION UNDER BENEFIT PLANS.   No Award shall be considered as compensation under any employee benefit plan of the Corporation, except as specifically provided in any such plan or as otherwise determined by the Board.
6.6   LISTING AND QUALIFICATION OF SHARES.   The Corporation, in its discretion, may postpone the issuance or delivery of Shares upon any exercise of an Option or SAR or pursuant to an Award of Restricted Stock or Phantom Stock Units until completion of such stock exchange listing or other qualification of such shares under any state or federal law, rule or regulation as the Corporation may consider appropriate, and may require any Participant, Beneficiary or legal representative to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Shares in compliance with applicable laws, rules and regulations.
6.7   WITHHOLDING TAXES.   The Corporation may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state and local taxes required by law to be withheld with respect to Awards granted pursuant to the Plan including, but not limited to (i) accepting a remittance from the Participant in cash, or, in the Committee’s sole discretion, in Mature Shares, (ii) deducting the amount required to be withheld from any other amount then or thereafter payable by the Corporation or Subsidiary to a Participant, Beneficiary or legal representative or from any Shares due to the Participant under the Plan, (iii) requiring a Participant, Beneficiary or legal representative to pay to the Corporation the amount required to be withheld as a condition of releasing Shares, or (iv) any combination of the foregoing. In addition, subject to such rules and regulations as the Committee shall from time to time establish, Participants shall be permitted to satisfy federal, state and local taxes, if any, imposed upon the payment of Awards in Shares at a rate up to such Participant’s maximum marginal tax rate with respect to each such tax by (A) irrevocably electing to have the Corporation deduct from the number of Shares otherwise deliverable in payment of an Award such number of Shares as shall have a value equal to the amount of tax to be withheld, (B) delivering to the Corporation such portion of the Shares delivered in payment of the Award as shall have a value equal to the amount of tax to be withheld, or (C) delivering to the Corporation such number of Mature Shares or combination of Mature Shares and cash as shall have a value equal to the amount of tax to be withheld.
6.8   NON-TRANSFERABILITY/DESIGNATION AND CHANGE OF BENEFICIARY.
(a)   Transferability Restrictions.   Unless otherwise provided in an Award Agreement, an Award granted hereunder shall not be assignable or transferable other than by will or by the laws of descent and distribution and may be exercised during the Participant’s lifetime only by the Participant or his or her guardian or legal representative, except that a Participant may, if permitted by the Committee, in its sole discretion, transfer an Award other than an Incentive Stock Option, or any portion thereof, to one or more members of the Participant’s Immediate Family, or one or more trusts for the benefit of such family members or partnerships in which such family members and/or trusts are the only partners, or a charitable organization or foundation selected by the Participant. In the case of a transfer of Restricted Stock or Phantom Stock Units hereunder, the terms and conditions of the Restricted Period and Restrictions, if any, shall continue to apply to the Permitted Transferee of such Shares or Units, as applicable. In the case of a transfer of an Option or SAR hereunder, the exercisability of such transferred Option or SAR, as applicable, shall continue to apply to the Permitted Transferee.
(b)   Beneficiary Designations.   Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt.
6.9   PAYMENTS TO PERSONS OTHER THAN A PARTICIPANT.   If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim has been made by a duly appointed legal representative), may, if the Committee so directs the Corporation, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Corporation therefor.
6.10   NO LIABILITY OF COMMITTEE MEMBERS.   No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Corporation shall indemnify and hold harmless each employee, officer or Director of the Corporation to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or bad faith. The indemnification provided for in this Section shall be in addition to any rights of indemnification such Committee member has as a director or officer pursuant to law, under the Certificate of Incorporation or By-Laws of the Corporation.

6.11   AMENDMENT OR TERMINATION.   Except as to matters that in the opinion of the Corporation’s legal counsel require shareholder approval, any provision of the Plan may be modified as to a Participant by an individual written agreement approved by the Committee. The Board may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that (i) no amendment that would materially increase the cost of the Plan to the Corporation may be made by the Board without the approval of the shareholders of the Corporation and (ii) no amendment, suspension or termination of the Plan shall deprive any Participant of any rights to Awards previously made under the Plan without his or her written consent. Subject to earlier termination pursuant to the provisions of this Section, and unless the shareholders of the Corporation shall have approved an extension of the Plan beyond such date, the Plan shall terminate and no further Awards shall be made under the Plan after the 10th anniversary of the effective date of the Plan specified in Subsection 1.1.
6.12   GOVERNING LAW.   The Plan shall be governed by and construed in accordance with the laws of the State of Maryland, without reference to the principles of conflicts of law thereof.
6.13   NON-UNIFORM DETERMINATIONS.   The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Committee shall be entitled, to enter into non-uniform and selective Award Agreements, including, but not limited to, (a) the identity of the Participant, (b) the terms and provisions of Awards, and (c) the treatment of Terminations.
6.14   NO ILLEGAL TRANSACTIONS.   The Plan and all Awards granted pursuant to it are subject to all applicable laws and regulations. Notwithstanding any provision of the Plan or any Award, Participants shall not be entitled to exercise, or receive benefits under, any Award, and the Corporation shall not be obligated to deliver any Shares or deliver any benefits to a Participant, if such exercise or delivery would constitute a violation by the Participant or the Corporation of any applicable law or regulation.
6.15   SEVERABILITY.   If any part of the Plan is declared by any court of governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in manner which will give effect to the terms of such Section to the fullest extent possible while remaining lawful and valid.
6.16   HEADINGS.   Headings are included for the convenience of reference only and shall not be used in the interpretation or construction of any such provision contained in the Plan.
6.17   SECTION 409A.   It is the Corporation’s intent that any Awards granted under this Plan are structured to be exempt from Section 409A of the Code, including all Treasury Regulations and other guidance issuance pursuant thereto (“Section 409A”) or are structured to comply with the requirements of deferred compensation subject to Section 409A. Notwithstanding any contrary provision of the Plan or any Award, the following provisions shall apply to any Award in a manner consistent with such intent.
(a)   For purposes of this Section 6.17, an Award shall constitute a “409A Award” if and to the extent either:
(i)   it is an Award (other than an Option, SAR, or Restricted Stock) that (A) is not “subject to a substantial risk of forfeiture” as defined in Section 409A (by reason of the Participant having attained eligibility for Retirement or otherwise), and (B) (1) that is actually settled after March 15 of the year following the year in which the Award ceases to be subject to a substantial risk of forfeiture or (2) that the terms of the Plan or the Award provide will be settled after such March 15 or upon or after the occurrence of any event that may occur after such March 15; or
(ii)   the Committee determines that the Award otherwise constitutes deferred compensation as defined in Section 409A.
(b)   If any amount becomes payable under any 409A Award by reason of a Participant’s Termination, and such Participant incurs a Termination as set forth in the Plan or the Award that is not a “separation from service,” as defined by Section 409A, then the Participant’s right to such payment, shall be vested on the date of the Termination to the extent provided by the Plan or Award Agreement, but payment shall be deferred until the earliest of (i) the date the Participant incurs such a separation from service (or six months thereafter if and to the extent required by Section 6.17(d)), (ii) the date that a “change in control event” as defined in Section 409A occurs with respect to the Participant, (iii) the Participant’s death, or (iv) if the terms of the Award provide for payment upon a specific vesting date, such specific vesting date.
(c)   If any amount becomes payable under any 409A Award by reason of a Change in Control, and a Change in Control occurs as defined by the Plan or the Award that is not a “change in control event,” as defined by Section 409A, with respect to such Participant, then the Participant’s right to such payment shall be vested on the date of the Change in Control to the extent provided in the Plan or Award Agreement, and the amount of such payment shall be determined as of such date, but payment shall be deferred until the earliest of (i) the date on which a change in control event occurs with respect to the Participant, (ii) the date on which the Participant incurs a separation from service (or six months thereafter to the extent required by Section 6.17(d)), (iii) the Participant’s death, or (iv) if the terms of the Award provide for payment upon a specific vesting date, such specific vesting date.
(d)   No amount that becomes payable under any 409A Award by reason of a Participant’s separation from service (as determined after the application of Section 6.17(b) and (c)) will be made to a Participant who is a “specified employee” (as defined by Section 409A) until the earlier of: (i) the first day of the seventh month following the month that includes the Participant’s separation from service, or (ii) the Participant’s date of death.
(e)   To the extent that payment of any amount of a 409A Award is required to be deferred to a later date (the “409A Deferral Date”) by reason of Section 409A, all amounts that would otherwise have been paid prior to the 409A Deferral Date shall be paid in a single lump sum on the first business day following the 409A Deferral Date, and the Committee may, in its sole discretion (but shall in no event be required to) permit an earlier payment to a Participant to the extent necessary to alleviate a “severe financial hardship” resulting from an “unforeseeable emergency,” all as defined in Section 409A.
(f)   For purposes of Section 409A, each “payment” (as defined by Section 409A) made under this Plan shall be considered a “separate payment” for purposes of Section 409A.
(g)   Any payment with respect to a 409A Award that becomes payable upon a specified date, as defined in the Plan or Award, shall be paid as soon as practical after such date, but not later than the last day of the calendar year in which the date occurs.
(h)   Any election by a Participant to defer receipt of any amount payable with respect to a 409A Award shall be made only in accordance with a written policy adopted by the Committee that satisfies all requirements of Section 409A.
(i)   Notwithstanding the Corporation’s intentions as set forth above, if any Award granted under this Plan would fail to meet the requirements of Section 409A with respect to such Award, then such Award shall remain in effect and be subject to taxation in accordance with Section 409A. Neither the Corporation nor any member of the Committee shall have any liability for any tax imposed on a Participant by Section 409A, and, if any tax is imposed on the Participant, the Participant shall have no recourse against the Corporation or any member of the Committee for payment of any such tax.
6.18   CERTAIN FORFEITURE EVENTS.
(a)   The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture (including repurchase of Shares for nominal consideration), or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, failure to remit the amounts necessary to satisfy the Participant’s tax withholding obligations, termination of employment for Cause, termination of the Participant’s provision of services to the Corporation, Affiliate, and/or Subsidiary, violation of material Corporation, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Corporation, its Affiliates, and/or its Subsidiaries.

(b)   If the Corporation is required to prepare an accounting restatement due to the material noncompliance of the Corporation, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall, to the extent required by Section 304 of the Sarbanes-Oxley Act of 2002, reimburse the Corporation the amount of any payment in settlement of an Award earned or accrued during the twelve (12) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.
(c)   To the extent that any policy adopted by the Corporation in order to comply with regulations issued pursuant to Section 10D of the Exchange Act, as required by Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, requires any Participant to forfeit any Award, or repay any amount paid with respect to any Award, such policy shall be deemed incorporated into all outstanding Awards to the extent required by such regulations, and all Participants subject to such regulations, by accepting any Award, shall be deemed to have consented to the inclusion of provisions in their Award Agreement as determined by the Committee to be necessary or appropriate to comply with such regulations.

MACK-CALI REALTY CORPORATION
HARBORSIDE 3
210 HUDSON STREET, SUITE 400JERSEY CITY, NJ 07311
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYD52088-P553653. To adopt a resolution approving the compensation of our named executive officers.The Board of Directors recommends you vote FOR the following proposals:2. To amend and restate the Company’s 2013 Incentive Stock Plan.4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year endingDecember 31, 2021.! ! !ForAllWithholdAllFor AllExceptFor Against Abstain! ! !! ! !MACK-CALI REALTY CORPORATION To withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.MACK-CALI REALTY CORPORATIONHARBORSIDE 3210 HUDSON STREET, SUITE 400JERSEY CITY, NJ 0731101) Alan R. Batkin02) Frederic Cumenal03) Tammy K. Jones04) A. Akiva Katz05) Nori Gerardo Lietz06) Victor MacFarlane07) Mahbod Nia08) Howard S. Stern1. To elect eight persons to the Board of Directors of theCompany, each to serve until the next Annual Meetingof Stockholders and until their respective successors areelected and qualify.Nominees:The Board of Directors recommends you vote FOR thefollowing:NOTE: Such other business as may properly come before the meeting or any adjournment thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.! ! !VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have yourproxy card in hand when you access the web site and follow the instructions to obtain yourrecords and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/CLI2021You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time the day before the cut-off date or meeting date. Have your proxy card in handwhen you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.SCAN TO Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K
are available at www.proxyvote.com. D52089-P55365MACK-CALI REALTY CORPORATIONAnnual Meeting of StockholdersJune 9, 2021 12:00 PM, ETThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Mahbod Nia, David J. Smetana and Gary T. Wagner, or any of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MACK-CALI REALTY CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM, ET on June 9, 2021, live via the webcast at www.virtualshareholdermeeting.com/CLI2021, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side